                         LOAN AGREEMENT


                THIS  LOAN AGREEMENT (hereinafter referred to  as
the "Agreement") is made this 31st day of December, 1996, by and between GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of New York (hereinafter referred to as "Lender"), FOUNTAIN POWERBOATS, INC., a corporation duly organized and existing under the laws of the State of North Carolina (hereinafter referred to as "Borrower"), FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation (the "Parent Corporation"), and FOUNTAIN TRUCKING, INC., a North Carolina corporation ("Trucking"), FOUNTAIN AVIATION, INC., a North Carolina corporation ("Aviation"), FOUNTAIN UNLIMITED, INC., a North Carolina corporation ("Unlimited"), FOUNTAIN SPORTSWEAR, INC., a North Carolina corporation ("Sportswear"), and FOUNTAIN POWER, INC. a North Carolina corporation ("Power"). (Trucking, Aviation, Unlimited, Sportswear and Power are
collectively referred to as the "Present Subsidiaries." The Parent Corporation, the Present Subsidiaries, any other present future "Consolidated Subsidiaries" (hereinafter defined) of the Parent Corporation, and the Borrower are hereinafter referred to as the "Fountain Corporations").


                            RECITALS


                The Borrower has applied to the Lender for, and the Lender has agreed to make, subject to the terms of this Agreement, a loan in the principal amount of up to $10,000,000.00 ("the Loan"), to be evidenced by the Borrower's Promissory Note dated December 31, 1996. The Loan shall be secured by a first and only lien on the Property (hereinafter defined) as well as other security hereinafter described.


                            AGREEMENT


       Section 1.   Loan Purpose; Conditions Precedent

             (a) Loan Purpose; Disbursement of Proceeds. The proceeds of the Loan may be used only for the following purposes:

               (i) To satisfy existing indebtedness of the Borrower as described in Schedule 1(a) attached hereto.
               (ii) To   acquire   tangible   personal   property
                    (including, but not limited to, equipment, engines and molds) in the name of the Borrower.
               (iii)       To   finance   the  construction   and
                    equipping of additional buildings and facilities to be located on the real property owned by the Borrower and located in Beaufort County, North Carolina and described in Exhibit A attached hereto and incorporated herein by reference (the "Property") on which the Borrower's existing boat manufacturing facility is located. By the Deed of Trust, the Borrower has encumbered the Property as additional security for repayment of the Loan.






R#0202662.05

                Of the $10,000,000 available for disbursement under the Loan, $7,500,000 is being disbursed in connection with Loan closing to satisfy existing indebtedness of the Borrower. Upon the Lender's receipt of the Borrower's written request for disbursement (but only once a month and for no less than $500,000), provided there has occurred no Event of Default hereunder and provided there has been no materially adverse change in the financial condition of the Borrower, the Parent Corporation and its Consolidated Subsidiaries, the remaining loan proceeds of $2,500,000 (the "Remaining Proceeds") shall be available for any one or more of the purposes hereinabove described until and including January 2, 1998 (the "Funding Deadline Date"). The Borrower shall not be entitled to borrow any portion of the Remaining Proceeds, and the Lender shall have no obligation to lend such Remaining Proceeds, at any time after the Funding Deadline Date.

                Upon the request of the Borrower, and with the prior written consent of the Lender, the Remaining Proceeds may be used to acquire tangible personal property in the name of a Subsidiary of the Borrower, provided such Subsidiary grants to the Lender a security interest in such assets pursuant to documentation acceptable to the Lender.

            (b)   Conditions  Precedent  to  Initial  and  Future
Advances. The Lender shall not be obligated to make any disbursement until receipt by the Lender of the following items, all in form and substance satisfactory to the Lender and the Lender's counsel in their sole discretion:

     1.01 Promissory Note. The Promissory Note ("Note") dated of even date with this Agreement, evidencing the Loan and duly executed by the Borrower.

      1.02 Deed of Trust, Assignment of Rents and Security Agreement. The recorded Deed of Trust, Assignment of Rents and Security Agreement ("Deed of Trust") in which the Borrower shall grant to a trustee for the benefit of the Lender a deed of trust on the Property and a security interest in fixtures and other personalty located on the property, all securing the Note.

      1.03  Assignment  of Rents and Leases.  The  assignment  of
Rents and Leases in which the Borrower shall assign to Lender all existing and thereafter arising leases on the Property and the rents and profits therefrom.

       1.04 Title Insurance. A standard ALTA non-expiring mortgagee policy from a company or companies approved by the Lender, providing coverage for the full principal amount of the Note which is secured by the Deed of Trust and containing no title exceptions unless approved by the Lender and the Lender's counsel.

      1.05  Survey.  A certified copy of a recent survey  of  the
Property  prepared  by  a  registered  land  surveyor  or   civil
engineer, in form an substance satisfactory to the Lender.

      1.06 Flood Hazard Certification.  Evidence satisfactory  to the  Lender  and Lender's counsel as to whether the  Property  is
located   within  a  100-year  flood  zone  or  flood   insurance
satisfactory to the Lender.

      1.07 Environmental Audit Report. A favorable "Phase 1" unedited environmental audit covering the Property from an independent environmental engineering firm satisfactory to the




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


Lender which reflects that no hazardous waste, toxic substance, or other pollutants have contaminated the Property or, if the Property has been so contaminated, that it has been satisfactorily cleaned up in accordance with all Environmental Laws. The Lender shall be fully authorized to discuss all aspects of the audit with the engineering firm.

     1.08 Master Security Agreement. A Master Security Agreement (the "Security Agreement") in which the Borrower shall grant to the Lender a first lien and security interest in the Borrower's personal property described therein (the "Collateral") securing the Note. A favorable opinion is required from legal counsel acceptable to the Lender regarding the priority of the Lender's lien position.

      1.09 UCC Financing Statements. Acknowledged copies of UCC Financing Statement (UCC-1) duly filed in all jurisdictions necessary, or in the opinion of the Lender desirable, to perfect the security interests granted in the Security Agreement, and certified copies of Requests For Information (UCC-11) identifying all previous financing statements on record for the Borrower and any predecessors in title for the five-year period predating the date of this Loan Agreement from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement unless prior approval has been given by the Lender.

      1.10 Corporate Resolution.  A Corporate Resolution from the
Board   of   Directors  of  each  of  the  Fountain  Corporations
authorizing the execution, delivery, and performance of the  Loan
Documents to which it is a party.

      1.11  Certificate of Good Standing; Charter  Documents.   A
certification  of the Secretary of State of the  State  of  North
Carolina  as to the good standing of the Borrower and the  Parent
Corporation.

      1.12  By-Laws.   A  copy of the By-Laws  of  the  Borrower,
certified  by  the  Secretary  of  the  Borrower  or  the  Parent
Corporation (as the case may be) as to their completeness and accuracy.

      1.13 Certificate of Incumbency. A certificate of the Secretary of each of the Fountain Corporations certifying the names and true signatures of the officers of each of the Fountain
Corporations authorized to sign the Loan Documents.

     1.14 Opinion of Counsel. A favorable opinion of counsel for the Borrower satisfactory to the Lender and Lender's counsel.

      1.15 Assignment of Life Insurance Policy.  An Assignment of
Life Insurance Policy on the life of Reginald M. Fountain, Jr. in the amount of $1,000,000.00 in form and substance satisfactory to the Lender.

      1.16 Appraisal(s). Two (2) copies of an appraisal of the estimated market value of the Property and the Collateral. The appraisal must be addressed to the Lender and must conform to the Uniform Standards of Professional Appraisal Practice ("USPAP")
adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal.


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

     1.17 Insurance. Evidence that the following insurance is in place:

     (a) business income coverage in amounts and from an insurer as described in the Deed of Trust.

      (b) commercial general liability insurance in amounts and as described in the Deed of Trust.

      1.18 Guaranty.  A Corporate Guaranty executed by the Parent
Corporation and the Present Subsidiaries (the "Guaranty").

      1.19 Additional Documents. Receipt by the Lender of other approvals, opinions, or documents as the Lender may reasonably request.

     Section 2.  Representations and Warranties.

      In order to induce the Lender to enter into this Agreement and to make the Loan, each of the Fountain Corporations represents and warrants to the Lender (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of the Loan contemplated hereby and shall be deemed to have been made at any time hereafter that Loan proceeds are disbursed) as follows:

      2.01 Financial Statements. The balance sheet of the Parent Corporation and its Consolidated Subsidiaries (as defined in
Section 9 hereof) and the related Statements of Income and Retained Earnings of the Parent Corporation and its Consolidated Subsidiaries, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Lender, are true and correct and fairly reflect the financial condition of the Parent Corporation and its Consolidated Subsidiaries as of the dates thereof, including  all  contingent  liability  of  every  type,  and  the financial condition of the Parent Corporation and its Consolidated Subsidiaries as stated therein has not changed materially and adversely since the dates thereof.

      2.02 Capacity and Standing. Each Fountain Corporation is duly organized and validly existing under the laws of the state in which it is incorporated, is duly qualified and in good standing in every other state in which the nature of its business shall require such qualification and where the failure to qualify would have a material adverse effect, and it is duly authorized by its board of directors to make and perform its respective obligations under the Loan Documents.

      2.03 No Violation of Other Agreements. The execution by each Fountain Corporation of any of the Loan Documents, and other performance by each Fountain Corporation thereunder will not violate any provision of its certificate of incorporation or bylaws (as amended), or of any law, other agreement, indenture, note, or other instrument binding upon such Fountain Corporation, or create any lien, charge or encumbrances on the Property or the Collateral (except for the lien created by the Deed of Trust and the Security Agreement), or give cause for the acceleration of any of the obligations of the such Fountain Corporation.





                              - 4 -

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
      2.04 Authority. All authority from and approval by any governmental body, commission, or agency, whether federal, state, or local necessary to the making, validity, or enforceability of this Agreement or the other Loan Documents has been obtained.

      2.05 Asset Ownership. The Fountain Corporations have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements of the Parent Corporation and its Consolidated Subsidiaries supplied to the Lender, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. The only asset held by the Parent Corporation is the stock of the Borrower. The only Subsidiaries of the Parent Corporation are the Present Subsidiaries. None of the Present Subsidiaries owns Receivables (as defined in the Security Agreement), Inventory (as defined in the Security Agreement) or Tangible Personal Property (as defined in the Security Agreement) in its own name except as disclosed in Schedule 2.05 attached hereto. All of the Receivables and Inventory disclosed in the
Parent Corporation's financial statements are owned by the Borrower except for those described in Schedule 2.05.

       2.06 Discharge of Liens and Taxes. Each Fountain Corporation has filed, paid and or discharged all taxes or other claims which may become a lien on its properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve for the payment thereof is being maintained.

      2.07 Regulation U. None of the proceeds of the Loan made pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

      2.08 ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by any Fountain Corporation meets, as of the date hereof, the minimum funding standards of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as defined by ERISA) has occurred with respect to any such plan.

      2.09 Litigation. Except as disclosed in Schedule 2.09 attached hereto, there is no pending or threatened action or proceeding against or affecting the Fountain Corporations before any court, commission, governmental agency, whether state or federal, or arbitration which may materially adversely affect such party's financial condition, operations, properties, or business or the ability of such party to perform its obligations under the Loan Documents.

      2.10 Binding and Enforceable. Each of the Loan documents, when executed, shall constitute valid and binding obligations of the Fountain Corporations being a party thereto and are enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

      2.11 Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loan under this Agreement, none of the Fountain Corporations will be "insolvent," as defined in 101 of Title 11 of the United States Code or Section 2 of the


                              - 5 -

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

Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

     Section 3.     Affirmative Covenants

      Each of the Fountain Corporations covenants and agrees that from the date hereof and until payment in full of the Loan and performance of all obligations under the Loan Documents, it will:

       3.01 Maintain Existence. Preserve and maintain its existence and good standing in its state of organization, and qualify and remain qualified as a foreign corporation, in each jurisdiction in which such qualification is required and where the failure to qualify would have a material adverse effect on such Fountain Corporation. The foregoing covenant shall not preclude mergers permitted under Section 5.03 hereof and shall not preclude the dissolution of a corporation owning no assets or whose assets would vest, as a result of such dissolution, in the Borrower.

      3.02 Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, consistently applied , reflecting all financial transactions of Fountain Corporations.

      3.03 Maintain Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      3.04  Conduct  of  Business.   Continue  to  engage  in  an
efficient, prudent, and economical manner in a business of the same general type as now conducted.

       3.05 Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations  in  such amounts and covering  such  risks  as  are usually  carried by companies engaged in the same  or  a  similar
business,   which   insurance  may  provide  for   a   reasonable
deductible. The Lender shall be named as loss payee on all policies which apply to the Lender's collateral and additional insured on all such insurance, and the Borrower shall deliver certificates of insurance at closing evidencing such insurance. All such insurance policies shall provide, and the certificate shall state, that no policy will be terminated without 30 days prior written notice to Lender.

     3.06 Comply with Laws. Comply in all material respects with all applicable laws, rules, regulations, and orders including, without limitation, all Environmental Laws and pay before any delinquency all taxes, assessments, and governmental charges imposed upon the Borrower or upon its property.

      Provide to the Lender a copy of any written notice of a governmental authority received by such Fountain Corporation which indicates that such Fountain Corporation has violated a law, rule, regulation and order, including without limitation any Environmental Law.



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

       3.07  Right  of  Inspection.   Permit  the  officers   and
authorized agents of the Lender, at any reasonable time, to examine and make copies of the records and books of account of such Fountain Corporation, and visit the properties of such Fountain Corporation, and to discuss such matters with any officers, directors and independent accountants of such Fountain Corporation as the Lender deems necessary.

     3.08 Financial Reports and Other Data.

      (a)   As soon as practicable and in any event within ninety
(90) days after the end of each fiscal year, deliver, or cause to be delivered to the Lender an audited consolidated balance sheet of the Parent Corporation and its Consolidated Subsidiaries and related statements of income and retained earnings and cash flow for such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding annual period, all satisfactory to the Lender. All annual financial statements will be consolidated, will be prepared in conformity with generally accepted accounting principles and will be in a form satisfactory to the Lender. In connection with the examination, the independent certified public accountant will issue a letter stating any and all of the terms of this Agreement that are being violated or that there are no violations.

     (b) Deliver to the Lender as soon as practicable and in any event within forty-five (45) days following the end of each fiscal quarter except for the last fiscal quarter of the Parent Corporation's fiscal year an unaudited consolidated balance sheet for the Parent Corporation and its Consolidated Subsidiaries and related statements of income and retained earnings and cash flow, in each case for the period from the beginning of the then current fiscal year to the end of such quarter, all in reasonable detail and certified by the chief financial officer of the Parent Corporation to provide a fair presentation of the financial condition of the Parent Corporation and its consolidated subsidiaries, subject to normal year end audit adjustments.

     (c) As soon as available each year, copies of all state and federal tax returns filed by each of the Fountain Corporations.

      (d) With reasonable promptness, deliver such additional financial or other data as the Lender may reasonably request regarding each Fountain Corporation's operations, business affairs and financial condition. The Lender is hereby authorized by each Fountain Corporation to deliver a copy of such information made available by such corporation to any regulatory authority having jurisdiction over the Lender.

      (e) Deliver to the Lender, on a quarterly basis, at the time quarterly financial statements are tendered, a Certificate of Compliance prepared by the Parent Corporation's Chief Financial Officer and certified as to accuracy by such officer of the Parent Corporation and the Borrower (the "Certificate of Compliance"). The Certificate of Compliance shall set forth the Fountain Corporations' status with respect to their compliance with the covenants and other default provisions contained in the Loan Documents hereinafter delivered. Any default shall be identified with particularity, and the Borrower shall also identify proposed action to be taken by the Borrower or such other Fountain Corporation with respect thereto.



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

      (f) Deliver to Lender at least once each calendar month an itemized list of the Borrower's "Inventory" (as defined in the Security Agreement) and "Receivables" (as defined in the Security Agreement) (the "Monthly Assets Report"). The Monthly Assets Report shall identify the names and addresses of all dealers to whom Inventory is in transit. This Monthly Assets Report shall also describe with particularity additional equipment, molds and other Tangible Personal Property (as defined in the Security Agreement) acquired by the Borrower within the prior calendar month and identify any Tangible Personal Property disposed of within the prior calendar month and shall identify and federal trademark registration applications and patent applications filed during the preceding calendar month. The Borrower shall provide serial numbers for any Tangible Personal Property having a value of $50,000 individually and, if requested by the Lender, shall identify the Lender's security interest in such property by tagging such property with a written disclosure of such security interest. The Borrower shall at all times maintain an aggregate value of Inventory (as defined in the Security Agreement) and Receivables (as defined in the Security Agreement) of at least Five Million Five Hundred Thousand Dollars ($5,500,000). Compliance with this covenant shall be established once each month through the Monthly Assets Report and more frequently, upon request of the Lender.

     3.09 Knowledge of Certain Events. Upon an officer of any of the Fountain Corporations obtaining knowledge of the occurrence of any Event of Default hereunder, cause to be delivered to the Lender, within fifteen (15) business days of such officer obtaining such knowledge, an officer's certificate specifying the nature thereof, the period of existence thereof and what action is proposed to be taken with respect thereto.

      3.10 Other Notices. Notify the Lender in writing within thirty (30) business days of the occurrence of any of the following with respect to such Fountain Corporation:

      (a) the services upon such Fountain Corporation of any action, suit or proceeding at law or in equity making a claim in excess of $100,000;

      (b)  any event or condition which shall constitute an event of  default under any other agreement for borrowed money  or  any
known   or  potential  material  change  in  this  or  any  other
contractual agreement;

       (c) the loss of any patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights and copyrights material to its business;

       (d) any event or condition which shall cause any agreements, reports, schedules, certificates or instruments heretofore or simultaneously with execution of this Agreement delivered to the Lender by or on behalf of the Fountain
Corporations to become false or misleading in any material respect with respect to this transaction;

      (e) a Fountain Corporation or any other Person causes or permits Hazardous Materials to be placed, held, located or disposed of on, under or at real property owned, leased or otherwise used by a Fountain Corporation or any part thereof in violation of Environmental Laws (specifically including real property that is not encumbered by the Deed of Trust).


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

      3.11 Further Assurances. Upon request of the Lender, duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes of the Loan Documents.

       3.12 ERISA. Comply with all requirements of ERISA applicable to it (including the payment of all obligations and liabilities arising under ERISA) and furnish to the Lender as soon as possible and in any event within 30 days after it or any duly appointed administrator of any employee pension benefit plan (as defined in ERISA) knows or has reason to know that a Reportable Event (as defined in ERISA) with respect to any such plan has occurred which is likely to result in a penalty being imposed on the plan, a statement of the chief financial officer of the Parent Corporation describing in reasonable detail such Reportable Event and any action proposed to be taken with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation or a statement that such notice will be filed with annual report to the United States Department of Labor with respect to such plan if such filing has been authorized.

      3.13 Payment of Obligations. Pay when due (including any applicable grace period) all of its obligations for indebtedness for money borrowed, except where the same may be contested in good faith and appropriate reserves for the accrual of the same are maintained in amounts in accordance with GAAP.

      3.14 Subsidiaries. In the event that any corporation or other entity becomes a Subsidiary (directly or indirectly) of the Parent Corporation, the Parent Corporation shall cause such Subsidiary to guarantee repayment of the Note pursuant to a guaranty in form and substance identical to the Guaranty and to sign documentation, in form and substance satisfactory to the Lender, agreeing to abide by the covenants and terms of the Loan Agreement.

      3.15 Assets. Each Monthly Assets Report shall disclose all assets held in the name of the Parent Corporation and its Consolidated Subsidiaries other than the Borrower. The value of Tangible Personal Property, Inventory, or Receivables for any Fountain Corporation other than the Borrower shall not exceed at any one time $2,000,000.

       If   requested  by  the  Lender,  each  of  the   Fountain
Corporations shall execute such documentation as the Lender deems necessary so as to grant a first-priority security interest in any asset held by such Fountain Corporation.

     Section 4.  Financial Covenants.

       Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent Corporation's independent public accounts or otherwise required by a change in
GAAP) with the most recent audited consolidated financial statements of the Parent Corporation delivered to the Lender, unless with respect to any such change concurred in by the Parent Corporation's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or



                              - 9 -

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

any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made.

      Each of the Fountain Corporations covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Parent Corporation and its Consolidated Subsidiaries shall at all times maintain the following financial position and ratios.

      4.01 Current Ratio. A ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than 1.0 to 1.0.

      4.02  Tangible Net Worth.  A minimum Consolidated  Tangible
Net Worth of not less than $3,000,000.00 at all times.

      4.03 Debt to Worth.  A ratio of Consolidated Liabilities to
Consolidated Tangible Net Worth of not greater than 1.8 to 1.

      4.04 Cash Flow Margin. The ratio of (I) Net Income after taxes plus depreciation plus amortization to (ii) all long-term debt payments (excluding interest) due within the next twelve
(12) months must exceed 2.0 to 1.0 annually. Compliance with this ratio will be calculated on a rolling four quarter basis, determined at the end of each fiscal quarter of the Parent Corporation.

      4.05  Capital  Expenditures Limitation.   Expenditures  for
fixed assets in any fiscal year shall not exceed in the aggregate for all Fountain Corporations the sum of $500,000 unless such assets are subject to Lender's first lien position.

     Section 5.  Negative Covenants.

      Each of the Fountain Corporations covenants and agrees that from the date hereof and until payment in full of the Loan and performance of all obligations under the Loan Documents, it shall not, without the prior written consent of the Lender:

      5.01 Liens. Create, incur, assume, or suffer to exist any Lien (as defined in Section 9 hereof) upon or with respect to any of its properties, except:

          (a)  Liens in favor of the Lender;
          (b) Liens for taxes not yet due and payable or otherwise being contested in good faith an for which appropriate reserves are maintained;
          (c) Other Liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;
          (d) Purchase money Liens on any property hereafter acquired (expressly excluding, however, Liens with respect to any property acquired in replacement of or


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

               substitution for property on which the Lender has a security interest), provided that such purchase-money Lien shall attach only to the property so acquired.

      5.02 Debt. Create, incur, assume, or suffer to exist any Debt (as defined in Section 9 hereof), except:

     (a)  Debt to the Lender;
     (b) Debt presently outstanding and shown on the most recent financial statements of the Borrower submitted to the Lender;
     (c) Accounts payable to trade creditors incurred in the ordinary course of business;
     (d) Debt secured by purchase money Liens as outlined above in Section 5.01(d);
     (e) Additional Debt (including, but not limited to, Debt owed to any Related Party) not to exceed $500,000.00 in the aggregate.

      5.03 Mergers. Enter into a merger or consolidate with or sell, assign, lease, or otherwise dispose of all or substantially all of its assets to any person or entity except for the merger of a Consolidated Subsidiary into the Borrower where the Borrower is the surviving corporation or a dissolution of a corporation owing no assets or whose assets would vest, as a result of such dissolution, in the Borrower.

      5.04 Leases. Create, incur, assume, or suffer to exist any leases, except:

     (a) Leases presently outstanding and showing on the most recent financial statement submitted to the Lender;
     (b) Operating Leases for machinery and equipment which do not in the aggregate require payments in excess of $100,000 in any fiscal year of the Parent Corporation.

      5.05 Dividends.  Declare or pay any Dividends in excess  of
Net   Income   plus  depreciation  less  current  maturities   of
indebtedness in any fiscal year of the Parent Corporation.

      5.06  Guaranties.   Execute any Guarantee  (as  defined  in
Section 9 hereof) or assume, Guarantee (as defined in Section 9 hereof), endorse, or otherwise be or become directly or contingently liable for obligations of any person, or agree to repurchase any Inventory sold to a third party except (i) Guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) Guarantees of repayment of interest accruing under floor-plan-financed boats constituting Inventory; and (iii) repurchase obligations arising under direct repurchase agreements pursuant to which the Borrower agrees to repurchase boats constituting Inventory from floor plan lenders. The aggregate amount of all such Guarantees specified under (i), (ii) and
(iii), however, shall not exceed 200% of the net sales of the Parent Corporation and its Consolidated Subsidiaries for the preceding fiscal quarter.

      5.07 Sale of Assets. Sell, lease, or otherwise dispose of any of its assets or properties (exclusive of Inventory permitted to be sold pursuant to the terms of the Security Agreement) in excess of $200,000 in the aggregate for all Fountain Corporations in any fiscal year of the Parent Corporation without the prior written consent of the Lender.

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      5.08 Transfer of Ownership.  Transfer or sell more than 10%
of   the  total  number  of  shares  of  stock  in  any  Fountain
Corporation (other than the Parent Corporation) prior to the repayment in full of the Note.

     5.09 Related Party Contracts. No Fountain Corporation shall enter into any contract (specifically including any lease or contract for services) with any Related Party (as hereinafter defined) without the Lender's prior review and approval of such contract, not to be unreasonably withheld or delayed.

       Section   6.    Hazardous  Materials   and   Environmental
Compliance.

       6.01 Investigation. Each Fountain Corporation hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Property, is or has been affected by the presence of asbestos, oil or oil products, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other Hazardous Materials. Each Fountain Corporation represents and warrants that except as disclosed in the audited financial statements for the period ending June 30, 1996, or as disclosed in Schedule 6.01 attached hereto, there are no such materials contaminating its real property, nor have any such materials been improperly stored or improperly disposed of on the Property. Each Fountain Corporation hereby agrees that it shall not permit any such contamination as long as any indebtedness or obligations to the Lender under the Loan Documents remain unpaid or unfulfilled. In addition, no Fountain Corporation has or uses any underground storage tanks on its real property which are not registered with appropriate federal and/or state agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by the Lender, each Fountain Corporation shall provide the Lender with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on real property owned by it, including the Property, including allowing the Lender access to such property, and access to such corporation's employees having knowledge of, and to files and records within such corporation's control relating to the existence, storage or discharge of Hazardous Materials on such real property.

     6.02 Compliance. Each Fountain Corporation agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Each Fountain Corporation further agrees to provide the Lender, and all appropriate federal and state authorities, with immediate notice in writing of any hazardous or toxic materials released on any property owned by it, including the Property, and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

      6.03 Remedial Action. The Lender shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of hazardous or toxic materials on the Property and to add any expenditures so made to the principal indebtedness secured by the Deed of Trust. The Borrower agrees to indemnify and hold the Lender harmless from any and all loss or liability arising out of any violation of the representations, covenants and obligations contained in this
Section 6, or resulting from the recording of the Deed of Trust.



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     Section 7.  Events Default.

     Each of the following shall be Events of Default hereunder:

      7.01 The failure to make payment of any installment of principal or interest on the Note when due or payable after the passage of any applicable cure period set out in the Note.

      7.02  Any  representation  or warranty  made  in  the  Loan
Documents shall prove to be false or misleading in any material respect.

      7.03 Any report, certificate, financial statement or other document furnished prior to the execution of or pursuant to the terms of this Agreement shall prove to be false or misleading in any material respect.

      7.04 Any Fountain Corporation shall default in the payment of any other obligation for money borrowed when due or in the performance of any obligation incurred in connection with such money borrowed. Notwithstanding the foregoing, it shall not constitute an Event of Default hereunder if such default is with respect to indebtedness of less than $25,000 individually and $50,000 in the aggregate for all indebtedness of all Fountain Corporations.

      7.05 The breach of any covenant, condition, or agreement made by any Fountain Corporation under any Loan Document after the passage of any applicable cure period set out in such Loan
Document.

      7.06 Except as expressly permitted herein, liquidation or dissolution of any Fountain Corporation, or suspension of the business of any Fountain Corporation or filing by any Fountain Corporation of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act of law, state or federal, now or hereafter existing, or any other action of any Fountain Corporation indicating its consent to, approval of, or acquiescence in any petition or proceedings; the application by any Fountain Corporation for, or the appointment by consent or acquiescence of, a receiver, a trustee or a custodian of such Fountain Corporation, or an assignment for the benefit of creditors, the inability of such Fountain Corporation or the admission by such Fountain Corporation in writing of its inability to pay its debts as they mature.

      7.07 Filing of an involuntary petition against any Fountain Corporation in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Fountain Corporation or for all or a substantial part of its property; the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Fountain Corporation and the continuance of any of the events referred to in this Section 7.07 for thirty (30) days undismissed or undischarged.

      7.08 Final judgment for the payment of money shall be rendered against the Borrower or any Fountain Corporation which is in excess of $10,000 individually and which shall remain


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undischarged  for  a period of 30 days unless  such  judgment  or execution thereon be effectively stayed under the laws of the jurisdiction in which such judgment was rendered.

      7.09 The occurrence of an Event of Default under the Guaranty or any guaranty hereafter delivered.

      7.10 Should any lien or security interest granted to the Lender to secure payment of the Note terminate, fail for any reason to have the priority believed by the Lender on the date granted, or become unperfected for any reason.

     Section 8.  Remedies Upon Default.

      Upon the occurrence of any Event of Default, the Lender may at any time thereafter, at its option, take any or all of the following actions at the same or at different times:

      8.01 Declare the balance of the Note to be immediately due an payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by each of the Fountain Corporations, and such balance shall accrue interest at the Default Rate (as specified in the Note).

      8.02 Take immediate possession of and foreclosure upon any or all collateral including real and personal property which may be granted to the Lender as security for the Loan and obligations of the Borrower under the Loan Documents.

      8.03 Exercise such other rights and remedies as the Lender may be provided in the Loan Documents, as a secured party under the North Carolina Uniform Commercial Code, or as otherwise provided by law.

     8.04 Any obligation of the Lender to advance funds under the Note(s) and all other obligations (if any) of the Lender shall immediately cease and terminate unless and until Lender shall reinstate such obligation in writing.

     8.05 Institute any action against the Borrower to collect on sums due under the Note and institute any action against any one or more of the Fountain Corporations that have executed the Guaranty or any subsequent guaranty.

      8.06 Take any other action permitted to be taken as specified in the Loan Documents upon the occurrence of an Event of Default and take any other action permitted to be taken and available at law or in equity.

     Section 9.  Miscellaneous Provisions.

     9.01 Definitions.

           (a)   "Consolidated Current Assets" and  "Consolidated
Current   Liabilities"  mean,  at  any  time,   all   assets   or
liabilities, respectively, of the parent Corporation and its


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Consolidated  Subsidiaries that, in accordance with GAAP,  should
be   classified   as  current  assets  or  current   liabilities,
respectively,  on  a  consolidated balance sheet  of  the  Parent
Corporation.

           (b) "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Parent Corporation, and (ii) to the extent not included in clause
(i) of this definition, all redeemable preferred stock.

           (c) "Consolidated Tangible Net Worth" means, at any time, stockholders' equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Parent Corporation, prepared in accordance with GAAP, of

                (A)  Any surplus resulting from any write-up
     of assets subsequent to June 30, 1996;

                (B)   All  assets which would be treated  as
     intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expenses.

                (C)   To the extent not included in  (B)  of
     this definition, any, amount at which shares of capital stock of the Parent Corporation appear as an asset on the consolidated balance sheet of the Parent Corporation;

                (D)   Loans  or  advances  to  stockholders,
     directors, officers or employees; and

                (E)   To the extent not included in  (B)  of
     this definition, deferred expenses.

           (d) "Consolidated Subsidiary" means at any date any Subsidiary or any other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Parent Corporation in its consolidated financial statements as of such date. "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent Corporation.

           (e) "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable

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

arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all redeemable preferred stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

           (f) "Default Rate" shall have the meaning given such term in the Note.

           (g) "Dividends" means for any period the sum of all dividends paid or declared during such period in respect to any capital stock and redeemable preferred stock (other than dividends paid or payable in the form of additional capital stock).

           (h) "Environmental Laws" shall mean all federal and state laws, rules and regulations which affect or may affect any real property, including Property, including without limitation the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Sedimentation Pollution Control Act (N.C.G.S. Section 113A-5 et seq.), the Hazardous Chemicals Right to Know Act (N.C.G.S.
Section 95-173 et seq.), the Oil Pollution and Hazardous Substances Control Act (N.C.G.S. Section 143-215.75 et seq.), the North Carolina Solid Waste Management Act (N.C.G.S. Section 130A-290 et seq.), and the Coastal Area Management Act (N.C.G.S.
Section 113A-100 et seq.), as such laws, rules or regulations have been amended or may be amended.

           (i) "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

           (j) "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security , to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.



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           (k)   "Hazardous  Materials" means  and  includes  any
hazardous, toxic or dangerous waste, substance or material (including without limitation any materials containing asbestos) defined as such in (or for purposes of) any Environmental Laws.

           (l) "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Parent Corporation or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           (m) "Loan Documents" shall mean this Agreement, the Note, the Deed of Trust, the Security Agreement, all UCC-1 Financing Statements, the Guaranty, the Assignment of Rents, the Assignment of Life Insurance Agreement, any additional guaranty agreements hereafter executed, and all other documents, certificates and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefor.

           (n) "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

           (o)   "Person" shall mean an individual,  partnership,
corporation,   limited  liability  company,  trust,  incorporated
organization, association, joint venture, or a government agency or political subdivision thereof.

          (p) "Related Party" has the meaning given to such term in the Internal Revenue Code.

           9.02 Non-Impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

          9.03 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of North
Carolina.

           9.04 Waiver. Neither the failure or any delay on the part of the Lender in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege which may be provided in any Loan Document or provided by law.


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           9.05  Modification.   No  modification,  amendment  or
waiver of any provisions of any of the Loan Documents shall be effective unless in writing and signed by the parties thereto.

           9.06 Renewal/Modification. If the Lender elects to modify/renew this Agreement, the Note or other Loan Documents, the Lender reserves the right to assess a fee in consideration for such modification/renewal.

           9.07 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees, or changes, if any are payable or are determined to be payable by reason of the execution, delivery or issuance of the Loan Documents or any security granted to the Lender (but specifically excluding any tax on income owed by the Lender as a result of income generated by the loan evidenced by this Agreement); and the Borrower agrees to indemnify and hold harmless the Lender against any and all liability in respect thereof.

           9.08 Attorneys' Fees. In the event the Borrower shall default in any of its obligations to Lender and the Lender believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Lender, to enforce the terms and provisions of the Loan
Documents or in the event the Lender voluntarily or otherwise should become a party to any suit or legal proceeding relating to its obligations hereunder (including a proceeding conducted under the United States Bankruptcy Code), the Borrower agrees to pay the reasonable attorneys' fees of the Lender and all related costs that may be reasonably incurred by the Lender. The Borrower shall be liable for such attorneys' fees and costs whether or not any suit or proceeding commences. Any attorneys' fees, however, shall be calculated on the basis of such attorneys' standard hourly billing rate for time in fact incurred, without regard to any statutory presumption.

          9.09 Lender Making Required Payments. In the event any Fountain Corporation shall fail to maintain insurance, pay taxes or assessments, costs and expenses which such Fountain Corporation is, under any of the terms hereof or of any Loan Document, required to pay, or shall fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, the Lender may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to the Lender, and shall have the benefit of and be secured by the Collateral to the extent permitted by law. The Lender shall be under no duty or obligation whatever with respect to any of the foregoing expenditures.

           9.10 Loan Agreement Controls. In the event of any inconsistency between the terms of the Loan Documents (other than this Agreement) and this Agreement, the terms of this Agreement shall control, except in the case of the Note (which shall be controlling in the event of a conflict with this Agreement).

            9.11 Notices. All notices, requests or other communications provided for or permitted to be given pursuant to the Loan Agreement, the Deed of Trust, the Note or any other Loan Document (herein called a "notice") must be in writing (which includes by telephonic facsimile transmission) and shall be served by personal delivery or by depositing in the United States of America mail, postage prepaid, registered or certified, return receipt requested, and addressed to the addresses set forth below. All notices shall be effective upon personal delivery or on the third (3rd) day after being deposited in the

R#0202662.05

United States mail. Personal delivery may be accomplished through the use of a reputable commercial courier or air freight service or through the use of a telephone facsimile transmitter (telecopier). Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. A notice shall not be ineffective solely because a non-party to be copied on a notice, as indicated below, did not receive such copy. By giving at least fifteen (15) days' written notice thereof, any party hereto shall have the right to specify as its address any other address in the United States of America. Each notice given by telecopy shall be deemed given on the date shown on the sender's copy thereof bearing the proper "answer back code" for the telecopy number to which the notice is sent, provided such telecopy number is the correct number of the receiving party at the time such notice is sent.

                    The Borrower:

                    Fountain Powerboats, Inc.
                    Whichards Beach Road
                    P.O. Drawer 457
                    Washington, North Carolina  27889
                    Attn:  Reginald M. Fountain, Jr.
                    Telecopy:  (919) 975-6793

                    The Lender:

                    General Electric Capital Corporation
                    6100 Fairview Road Suite 1450
                    Charlotte, North Carolina  28210
                    Attention:  Waller Blackwell
                    Telecopy:  (704) 554-0726

            9.12 Consent to Jurisdiction. Each Fountain Corporation hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the other Loan Documents may be instituted in the Superior Court in Mecklenburg County, North Carolina, or the United States District Court for the Western District of North Carolina or in such other appropriate court and venue as the Lender may choose at its sole discretion Each Fountain Corporation consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which such Fountain Corporation may now or hereafter have in any such legal action or proceedings.

          9.13 Arbitration. Any controversy or claim arising out of or relating to this Loan Agreement shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be
Charlotte, North Carolina. Any arbitral award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

R#0202662.05

           9.14 Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

           9.15 Entire Agreement. The Loan Documents embody the entire agreement among the parties hereto with respect to the Loan, and there are no oral or parol agreements existing between the Lender and the Fountain Corporations with respect to the Loan which is not expressly set forth in the Loan Documents.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the date first above written.


                         BORROWER:

ATTEST: FOUNTAIN POWERBOATS, INC., a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginanld M. Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]



                         LENDER:

ATTEST:                  GENERAL ELECTRIC CAPITAL CORPORATION,
                         a New York corporation

/s/Kerry S. Thomas       By:  /s/Waller T. Blackwell
_______ Secretary           ________ Region Credit Analyst

[CORPORATE SEAL]



                         PARENT CORPORATION:

ATTEST:                  FOUNTAIN POWERBOAT INDUSTRIES, INC.
                         a Nevada corporation

/s/Blanche C. Williams   By:  Reginald M. Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]

R#0202662.05

                         PRESENT SUBSIDIARIES:


ATTEST:                  FOUNTAIN TRUCKING, INC.
                         a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginald M.  Fountain,Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]



ATTEST:                  FOUNTAIN AVIATION, INC.
                         a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginald M.  Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]



ATTEST:                  FOUNTAIN UNLIMITED, INC.
                         a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginald M. Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]



ATTEST:                  FOUNTAIN POWER, INC.
                         a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginald M. Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]

R#0202622.05

ATTEST:                  FOUNTAIN SPORTSWEAR, INC.
                         a North Carolina corporation

/s/Blanche C. Williams   By:  /s/Reginald M. Fountain, Jr.
_______ Secretary           ________ President

[CORPORATE SEAL]

R#0202662.05

                          SCHEDULE 1(a)

                    FOUNTAIN POWERBOATS, INC.
         SCHEDULE OF DEBTS TO BE PAID OFF FROM PROCEEDS
                     AS OF DECEMBER 31, 1996


1.   MetLife Capital Corporation
     Bellevue, Washington
     Reference:             Fountain Powerboats, Inc.
                            Loan number 2046493-001
     Pay-off Amount:  $5,316,563.15

2.   Deutsche Financial Services
     Troy Michigan
     Reference:             Fountain Powerboats, Inc.
                            Loan number  90475
     Pay-off Amount:  $1,234,702.96

3.   General Electric Capital Corporation
     Charlotte, NC
     Reference:             Fountain Powerboats, Inc.
                            Loan number  4060713-001
     Pay-off Amounts:  $

4.   Branch Bank & Trust Leasing Corporation
     Charlotte, NC
     Reference:             Fountain Powerboats, Inc.
                            Loan number 3423449-001
     Pay-off Amount:  $54,287.30
                            Loan number 3423449-002
     Pay-off Amount:  $4,114.40
                            Loan number 3423449-003
     Pay-off Amount:  $60,342.53

5.   Waster Industries, Inc.
     Raleigh, NC
     Reference:             Fountain Powerboats, Inc.
                            Loan number 019-259565
     Pay-off Amount:  $9,860.00

6.   Toyota Acceptance Corporation
     Atlanta, GA
     Reference:             Fountain Powerboats
                            Loan number 01023303300600064319
     Pay-off Amount:  $4,657.18

                          Schedule 2.05
      Receivables, Inventory or Tangible Personal Property
                      Owned by Subsidiaries

                     As of November 30, 1996


A.   Fountain Aviation, Inc. - Asset Value $      0

B.   Fountain Sportswear, Inc. - Asset Value $  181,129.00

C.   Fountain Trucking, Inc.  - Asset Value $    67,287.00

D.   Fountain Unlimited, Inc. - Asset Value $     0

E.   Fountain Power, Inc. - Asset Value $  1,709,967.32

                          Schedule 2.09
                           Litigation

1. Environmental Matters - Fountain was notified by the United State Environmental Protection Agency ("EPA") and the North Carolina Department of Environment, Health and Natural Resources ("NCDEHNR") that it has been identified as a potentially responsible party ("PRP") and may incur, or may have incurred, liability for the remediation of contamination at the Spectron/Galaxy Waste Disposal Site located in Elkton, Maryland, and the Seaboard Disposal Site, located in High Point, North Carolina, also referred to as the Jamestown, North Carolina site, respectively, resulting from the disposal of hazardous substances at those sites by a third party contractor. Fountain has been informed that the EPA and NCDEHNR ultimately may identify a total of 1,000 to 2,000, or more, PRP's with respect to each site. Fountain believes that the amounts of hazardous substances generated by Fountain, which were disposed of at both sites, are minimal in relation to the total amount of hazardous substances disposed of by all PRP's at the sites. At present, the environmental conditions at the sites and the cost of remediation, to the best of Fountain's knowledge, have not been determined fully by the EPA and NCDEHNR, respectively, and Fountain is not able to determine at this time the amount of any potential liability it may ultimately have in connection with remediation at either site. Without any acknowledgment or admission of liability, Fountain has made payments as a nonperforming cash-out participant in an EPA-supervised response and removal program at the Spectron/Galaxy Site, and in a NCDEHNR-supervised removal and preliminary assessment program at the Seaboard Disposal Site. A cash-out proposal for the next phase of the project is expected to be forthcoming from the PRP Group for the Spectron/Galaxy Site. According to the PRP Group, Fountain's full cash-out amount is estimated too be approximately $10,000 for the Spectron/Galaxy Site in Elkton, Maryland, based on an estimated 3,304 gallons of waste disposed of at that site by Fountain. A cash-out proposal in the approximate amount of $66,000 based on an estimated 19,245 gallons of waste is anticipated from the PRP Group for the Seaboard Disposal Site in North Carolina following completion of a Remedial Investigation and Feasibility Study in early 1998, according to the PRP Group administrator. Any cash-out agreement will be subject to approval by EPA and NCDEHNR, respectively.

2. Anglo American Insurance Company, Ltd. on behalf of Richard Kall v. Fountain Powerboats, Inc. and Adventure Marine and Outdoors, Inc. - This matter involves one federal lawsuit and two state lawsuits, described below, all currently pending in Louisiana. Local counsel for

     Fountain's defense for all three suits is Christopher J. Fransen of Fransen and Hardin, New Orleans, Louisiana. The federal suit was filed in the Eastern District of Louisiana on September 28, 1995. The plaintiff alleges negligence on the part of Fountain and its dealer co-defendant due to damages caused by the eruption of a fire on a boat while being trailered on the Louisiana Interstate. The plaintiff paid $75,460.00 to Richard D. Kall, the insured boat owner, on his claim, and the insurance carrier now is seeking to recover that amount from Fountain and its co-defendant.

     Richard D. Kall v. Fountain Powerboats, Inc. and Adventure Marine and Outdoors, Inc. - The two state court suits involve Petitions for damages filed on October 2, 1995 in the District Courts of both Jefferson Parish, and Orleans Parish, Louisiana. Mr. Kall claims that the value of the boat at the time of the fire was $90,000.00, plus additional equipment and gear in the boat of $1,500.00 He claims negligence on the part of Fountain and its co-defendant, and asserts claims for mental anguish and distress as a result of the fire and loss of his boat. The petition seeks sums "as are just and reasonable under the premises, including attorneys' fees and all coast in bringing these proceedings plus interest from date of judicial demand until paid."

3. Michael Jordan/Air Jordan Trademark Claim - Fountain received a demand letter, dated February 22, 1996, from David Falk, representative and agent for Michael Jordan, for damages in connection with an advertisement for Fountain which used Michael Jordan's name and the phrase "Air Reggie." The initial monetary demand was for $1 million if the claim was resolved prior to institution of a lawsuit, which also has been threatened. Fountain put its primary and umbrella insurance carriers on notice.

4. M & G Electronics Corp. v. Fountain Powerboats, Inc. - This is a collection suit filed August 16, 1995 in Wake County, and later moved to Beaufort County. The plaintiff alleges that it sold and delivered certain goods to Fountain, for which $10,960.41 remains due. The suit seeks to recover this amount, plus costs and interest. Fountain's Answer and Counterclaims were filed on November 15, 1995. Fountain denies owing the plaintiff any money and asserts that the plaintiff supplied defective and/or faulty materials, and additionally did not provide some of the materials ordered by Fountain.

5.   Allstate  Insurance Company, as subrogee of Michael Centanzo
     v. Fountain Powerboats, Inc. - This suit was filed on September 25, 1995 in the Superior Court of Camden County, New Jersey. The plaintiff alleges that the boat Centanzo bought from Fountain began to take on a considerable amount of water while it was in use. The plaintiff further alleges that the problem was due to a defective water pressure fitting installed by Fountain. Plaintiff paid Centanzo $19,234.96 on his claim for the water damage, and plaintiff is seeking to recover this sum, plus court costs and attorney fees. The case is being handled by New Jersey counsel. The New Jersey counsel reports directly to Fountain.

6. Manoocher Fateh, M.D. v. Fountain Powerboats, Inc. - This suit was filed on September 12, 1994, in the Superior Court of Essex County, New Jersey. The plaintiff alleges that he contracted in December 1993 with Fountain's dealer, Trenton Marine, to purchase a new Fountain 47' Sport Cruiser for $230,000, but that when the boat was delivered to him by Trenton Marine on May 13, 1994, its cabin area filled with water due to an alleged structural defect, extensively damaging the interior. The plaintiff seeks trebled damages in an unspecified amount, pursuant to the New Jersey Consumer Fraud Act, and rescission of his contract to purchase the boat. Fountain's Answer, filed on October 25, 1994, denied liability in the matter and asserted various affirmative defenses. The case is being handled by New Jersey counsel.

7. North Carolina Escheat Audit - Fountain has been audited by the State of North Carolina under the Escheat and Unclaimed Property Statute. The State Treasurer's audit report, dated November 1, 1996, sets forth a total of $14,015.48 and 4,535 shares in property deemed escheatable. A response to the audit was submitted on December 6, 1996, wherein Fountain agrees to an amount of $480.44 and 25 shares in escheatable property. Fountain maintains that the remaining funds and shares are not escheatable for various reasons.



WSMAIN/205824.

                          Schedule 6.01
                          Environmental

1. Fountain was notified by the United States Environmental Protection Agency ("EPA") and the North Carolina Department of Environment, Health and Natural Resources ("NCDEHNR") that it has been identified as a potentially responsible party ("PRP") and may incur, or may have incurred, liability for the remediation of contamination at the Spectron/Galaxy Waste Disposal Site located in Elkton, Maryland, and the Seaboard Disposal Site, located in High Point, North Carolina, also referred to as the Jamestown, North Carolina site, respectively, resulting from the disposal of hazardous substances at those sites by a third party contractor. Fountain has been informed that the EPA and NCDEHNR ultimately may identify a total of 1,000 to 2,000, or more, PRP's with respect to each site. Fountain believes that the amounts of hazardous substances generated by Fountain, which were disposed of at both sites, are minimal in relation to the total amount of hazardous substances disposed of by all PRP's at the sites. At present, the environmental conditions at the sites and the cost of remediation, to the best of Fountain's knowledge, have not been determined fully by the EPA and NCDEHNR, respectively, and Fountain is not able to determine at this time the amount of any potential liability it may ultimately have in connection with remediation at either site. Without any acknowledgment or admission of liability, Fountain has made payments as a nonperforming cash-out participant in an EPA-supervised response and removal program at the Spectron/Galaxy Site, and in a NCDEHNR-supervised removal and preliminary assessment program at the Seaboard Disposal Site. A cash-out proposal for the next phase of the project is expected to be forthcoming from the PRP Group for the Spectron/Galaxy Site. According to the PRP Group, Fountain's full cash-out amount is estimated to be approximately $10,000 for the Spectron/Galaxy Site in Elkton, Maryland, based on an estimated 3,304 gallons of waste disposed of at that site by Fountain. A cash-out proposal in the approximate amount of $66,000 based on an estimated 19,245 gallons of waste is anticipated from the PRP Group for the Seaboard Disposal Site in North Carolina following completion of a Remedial Investigation and Feasibility Study in early 1988, according to the PRP Group administrator. Any cash-out agreement will be subject to approval by EPA and NCDEHNR, respectively.

2. Fountain sustained a fire at its plant in 1989, and the fire caused a discharge of environmental contaminants on the Property. A clean-up operation was conducted and based on information from the State and the engineers, it is believed that all necessary clean-up activities were performed and completed in accordance with the
     requirements.   A  copy  of  the related  correspondence  is
     attached hereto.

                     State of North Carolina
    Department of Natural Resources and Community Development
                       Northeastern Region
     1424 Carolina Avenue, Washington, North Carolina  27889


James G. Martin, Governor                       Lorraine G. Shinn
William W. Cobey, Jr., Secretary                 Regional Manager


              DIVISION OF ENVIRONMENTAL MANAGEMENT
                          May 30, 1989

Mr. Thomas W. Harwell
Carolina Benchmark, Inc.
10 Oakmont Drive
P.O. Box 2687
Greenville, NC  27836

     SUBJECT:  Fountain Power Boats, Inc.
               Remedial Action
               Beaufort County

Dear Mr. Harwell

This office of the Division of Environmental Management has reviewed the analytical laboratory reports submitted to us May 9, 1989. It has been determined that your proposal to mitigate the site, pond #1 area, is acceptable. You should be made aware, though, that if the evaporation rate of the air exchangers is such that a discharge of treated water will result, an NPDES permit will be required.

Please notify this office of the proposed schedule of activity and completion date of this project . If you have any questions or comments, please call this office at 946-6481.

                                   Sincerely

                                   /s/Jim Mulligan

                                   Jim Mulligan
                                   Regional Supervisor







P.O. Box 1507, Washington, North Carolina 27889-1507   Telephone
                          919-946-6481

        An Equal Opportunity Affirmative Action Employer

                               CB
                       CAROLINA BENCHMARK
                  ENGINEERS-SURVEYORS-PLANNERS
                          INCORPORATED


                          June 5, 1989


Mr. John Ward
Ward & Smith
P.O. Box 867
New Bern, NC  28560

RE:  Fountain Powerboats, Inc.
     Remedial Action
     Beaufort County

Dear Sir:

     Herein enclosed is the latest letter from the State on the cleanup. This basically is their approval.


Very truly your,

/s/Thomas W. Harwell

Thomas W. Harwell
Chairman

TWH/nwd

Enclosure



Copy to:  Fountain Power Boats














CAROLINA BENCHMARK  102 OAKMONT DRIVE  P.O. BOX 2687 (ECU
STATION)  GREENVILLE, N.C. 27836 TELEPHONE (919) 756-8440

                               CB
                       CAROLINA BENCHMARK
                  ENGINEERS-SURVEYORS-PLANNERS
                          INCORPORATED

                          July 13, 1989

Mr. Ken Bornstein
Fountain Powerboats, Inc.
P.O. Drawer 457
Washington, NC  27889

RE:  Fountain Powerboats, Inc.
     Beaufort County

Dear Sir:

      This is a report of the status of the environmental concern involving the canal system at the Fountain Powerboats, Inc. site. These concerns were raised by the Northeastern Regional Office of the Division of Environmental Management, NC Department of Natural Resources and Community Development.

     Reference the attached correspondence:

     a. Carolina Benchmark ltr dated January 31, 1989
     b. NC  Division of Environmental Management ltr dated  March
        15, 1989
     c. Carolina Benchmark ltr dated March 28, 1989
     d. Carolina Benchmark ltr dated May 1, 1989
     e. NC  Division  of Environmental Management lrt  dated  May
        30, 1989
     f. Results  of Pond #1 Acetone and 2-Butanone testing  dated
        May 25, 1989

      In  essence,  as shown, the above referenced correspondence
concludes   that   the  State  (NC  Division   of   Environmental
Management) has agreed with the proposal to mitigate the site, Pond #1 area.

      The test of May 25, 1989 shows that Acetone and 2-Butanone levels are below the quantitation limit as is 1,1,1-Trichlorethane in Pond #2. A retesting to confirm this mitigation is scheduled this week. If the anticipated results of this confirmation testing are the same as the May 25, 1989 results, a request will be made to the State (NC Division of Environmental Management) to declare cleanup and mitigation successfully conducted and allow final filling of Pond #1 for which a permit has already been issued (See attached Permit #32-87, issued May 23, 1989).

Very truly yours,


/s/Thomas W. Harwell

Thomas W. Harwell
Chairman

CAROLINA BENCHMARK  102 OAKMONT DRIVE  P.O. BOX 2687 (ECU
STATION)  GREENVILLE, N.C. 27836 TELEPHONE (919) 756-8440

                               CB
                       CAROLINA BENCHMARK
                  ENGINEERS-SURVEYORS-PLANNERS
                          INCORPORATED

                         August 13, 1990

Mr. David L. Ward, Jr.
Ward & Smith, PA
P.O. Box 867
New Bern, NC  28563

                              RE:  Fountain Powerboats, Inc.
                                   Beaufort County, NC Plant

Dear Sir:

In accordance with Mr. Leon Smith's request of this date I am enclosing copies of our letters of last year (July 13, 1989 & August 14, 1989) concerning the status of environmental concern involving the canal systems after the fire at the subject facility. A plan of mitigation was approved from the state. Reports of the sampling indicated results below the quantitation limits after mitigation that was conducted in accordance with the approved plan. A permit (Addenda to permit 32-87) was received authorizing the canal fill.

To the best of my knowledge the mitigation of the chemicals entering the canal as a direct result of the fire (ie. Acetone and 2-Butanone) was completed. The sampling and testing program ended and the remedial action plan was concluded. We did not direct the cleanup operations or supervise the endeavors. We did prepare the mitigation plan and monitored the results.

Very truly yours,

/s/Thomas W. Harwell

Thomas W. Harwell, PE

Copy to:  Fountain Powerboats















CAROLINA BENCHMARK  102 OAKMONT DRIVE  P.O. BOX 2687 (ECU
STATION)  GREENVILLE, N.C. 27836 TELEPHONE (919) 756-8440

                               CB
                       CAROLINA BENCHMARK
                  ENGINEERS-SURVEYORS-PLANNERS
                          INCORPORATED

                         August 14, 1989


Mr. Alton R. Hodge, Environmental Engineer
Division of Environmental Management
Water Quality Section
P.O. Box 1507
Washington, NC 27889


RE:  Site Investigation/Remedial Action Plan
     Fountain Powerboats, Inc.


References:

     a. Carolina Benchmark ltr dated January 31, 1989
     b. NC Division of Environmental Management ltr dated March
        15, 1989
     c. Carolina Benchmark ltr dated March 28, 1989
     d. Carolina Benchmark ltr dated May 1, 1989
     e. NC division of Environmental Management ltr dated May
        30, 1989
     f. Carolina Benchmark ltr dated June 5, 1989

      Enclosed  is the result of test of Pond #1 Acetone  and  2-
Butanone  dated  May  25, 1989 and rechecked  on  July  18,  1989
(Recheck analyzed July 28, 1989 and reported August 8, 1989).

      The test of May 25, 1989 shows that Acetone and 2-Butanone levels in Pond #1 area was below the quantitation limit as was 1,1,1-Trichlorethane in Pond #2. Retesting to confirm that result was done on July 18, 1989 and the results reported August 8, 1989. This report showed Acetone at less than 25 ug/1 and 2-Butanone at less than 25 ug/1 also. Sampling was made by Brian
E.  Gray, Geologist of our office with testing by IEA of Research
Triangle Park NC.

     In light of the above test results, it is requested that the final filling of Pond #1 be authorized.

Very truly yours,

/s/Thomas W. Harwell

Thomas W. Harwell
Chairman


TWH/nwd

CAROLINA BENCHMARK  102 OAKMONT DRIVE  P.O. BOX 2687 (ECU
STATION)  GREENVILLE, N.C. 27836 TELEPHONE (919) 756-8440

                    State of North Carolina
     Department of Environment, Health and Natural Resources
                       Northeastern Region
     1424 Carolina Avenue, Washington, North Carolina  27889

James G. Martin, Governor                       Lorraine G. Shinn
William W. Cobey, Jr. Secretary                 Regional Manager

              DIVISION OF ENVIRONMENTAL MANAGEMENT
                         August 27, 1990



Mr. Reggie Fountain
Fountain Powerboats, Inc.
P.O. Box 457
Washington, NC  27889

     SUBJECT:  Status of Site
               Beaufort County

Dear Mr. Fountain:

At your request, this letter is written to inform the company of the status of the site following the fire. Fountain Powerboats, Inc. cooperated with this Division during every phase of the emergency, fire, and cleanup. The containment, monitoring, and cleanup efforts were evaluated as satisfactory by staff members of this Division.

If you have any questions or we can be of any further help, please call.


                              Sincerely,

                              /s/Jim Mulligan

                              Jim Mulligan
                              Regional Supervisor

cc:  Lorraine Shinn
     Ted Dennis
     Tom Harwell











P.O. Box 1507, Washington, North Carolina  27889-1507  Telephone
                          919-946-6481

        An Equal Opportunity Affirmative Action Employer

                               CB
                       CAROLINA BENCHMARK
                  ENGINEERS-SURVEYORS-PLANNERS
                          INCORPORATED

                        September 6, 1990



Mr. John L. Ward, Jr.
Attorney-at-Law
Ward & Smith, P.A.
P.O. Box 867
New Bern, NC  28560


RE:  Fountain Power Boats, Inc.


Dear Sir:

     I have forwarded to you a copy of the August 27, 1990 letter from the NC Division of Environmental Management concerning the Status of Site following the fire.

      In response to an inquiry by Sandra of your office on September 5, 1990, we faxed a copy of our August 14, 1989 and July 13, 1989 letters. For the record, I am enclosing herein:

     a. Carolina Benchmark letter of July 113, 1989
     b. NC Division of Environment letter of May 30, 1989
     c. Carolina Benchmark letter of August 14, 1989
     d. Carolina Benchmark letter of June 5, 1989
     e. Carolina Benchmark letter of August 13, 1990
     f. NC division of Environmental letter of August 27, 1990

      On  August  27,  1990,  the  NC Division  of  Environmental
Management by letter stated "The containment, monitoring, and cleanup efforts were evaluated as satisfactory by staff members of this Division".

Regards,

/s/Thomas W. Harwell

Thomas W. Harwell
Chairman

TWH/nwd


Enclosures




CAROLINA BENCHMARK  102 OAKMONT DRIVE  P.O. BOX 2687 (ECU
STATION)  GREENVILLE, N.C. 27836 TELEPHONE (919) 756-8440

                    MASTER SECURITY AGREEMENT


     THIS MASTER SECURITY AGREEMENT, made as of December 31, 1996 ("Agreement"), by and between GENERAL ELECTRIC CAPITAL
CORPORATION, a New York corporation with an address at 6100 Fairview Road, Suite 1450, Charlotte, North Carolina ("Secured
Party"), and FOUNTAIN POWERBOATS, INC., a corporation organized and existing under the laws of the State of North Carolina, with its chief executive offices located at Whichard's Beach Road, Washington, North Carolina 27889 ("Debtor").

      This Security Agreement is given simultaneously with that certain Loan Agreement between the Debtor, the Secured Party, and certain other parties, dated of even date herewith (the "Loan Agreement"). In addition, to further secure the Note (hereinafter defined), the Debtor has executed that certain Deed of Trust, Assignment of Rents and Security Agreement, dated of even date herewith, with respect to certain real property now owned by the Debtor and located in Beaufort County, North
Carolina and described in Exhibit B attached hereto and incorporated herein by reference (the "Real Property") (such deed of trust being referred to as the "Deed of Trust") and has also executed certain other loan documents in connection with the Indebtedness.

      In consideration of the promises herein contained and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured
Party hereby agree as follows:

1.   CREATION OF SECURITY INTEREST

      Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all of the following property:

       (a) Tangible Personal Property. All furniture, furnishings, machinery, apparatus, equipment [specifically including but not limited to that attached to any collateral schedule (the "Collateral Schedule") now or hereafter attached hereto as an Exhibit A], fittings, fixtures and other articles of tangible personal property now owned or leased or hereafter acquired by the Debtor, wherever located [but specifically including any such property now or hereafter located on the Real Property and any additional real property now or hereafter owned by the Debtor (the "Additional Property") (the Real Property and the Additional Property hereinafter referred to as the "Property"), including but not limited to, goods, machinery, tools, equipment (including fire, sprinkler and alarm systems; air conditioning, heating, refrigerating, electronic monitoring, entertainment, and recreational equipment; window or structural cleaning rigs; maintenance equipment; equipment relating exclusion of vermin or insects, removal of dust, refuse or garbage; and all other equipment of every kind), elevators, indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds wall safes, furniture, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers, and other lighting fixtures and office maintenance and




R#0202392.04
other  supplies  and  the proceeds and products  of  all  of  the
foregoing   and  all  replacements  and  renewals  thereof   (the
foregoing  being hereafter referred to as the "Tangible  Personal
Property").

      (b) Inventory. All of the Debtor's inventory now owned or hereafter acquired, including but not limited to (i) goods intended for sale, use or lease by the Debtor or to be furnished by the Debtor under contracts of service, (ii) all raw materials, goods in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shopping, advertising, selling, leasing or furnishing of such goods (specifically including, but not limited to, all molds, metals, plastics, upholstery, windscreens, fiberglass, and other components in boat manufacture), and any and all items including machinery and equipment used or consumed in the operation of the business of the Debtor or which contribute to the finished product or to the sale, promotion, and shipment thereof, in which the Debtor now or at any time hereafter may have an interest, whether or not such inventory is listed on any reports furnished to the Secured Party from time to time; (iii) all inventory whether or not the same is in transit or in the constructive, actual, or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Receivables (as hereafter defined), including, without limitation, all goods covered by purchase orders, and contracts with suppliers and all goods billed and held by suppliers; (iv) all inventory which may be located on premises of the Debtor or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents, or third parties; (v) all general intangibles relating to or arising out of inventory; (vi) all documents evidencing or representing the same, all documents of title, all negotiable and non-negotiable warehouse receipts representing the same; and
(vii) all products and proceeds of the foregoing (including cash, accounts receivable, non-cash trade ins, and non-cash-proceeds), wherein the foregoing may be located (referred to herein collectively as "Inventory").

     (c) Insurance Policies. All rights in and to all pertinent present and future fire and/or hazard insurance policies (including, but not limited to, insurance proceeds) covering the Property, and improvements thereon (the "Improvements") or the property described in (a) and (b) above.

      (d) Awards. All awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value of the Property, the Improvements or the property described in (a) above in any eminent domain proceeding and all payments made in respect of a conveyance made in lieu of any such taking.

      (e) Lease Rights and Security Deposits. All of the Debtor's rights and interests in and to all present and future leases of the Property and Improvements or any part thereof and/or all rental income and/or security deposits, whether payable pursuant to any present or future lease or otherwise growing out of any occupancy or use of the Property and the Improvements.

     (f) Accounts Receivable and General Intangibles Relating to Debtor. (i) All obligations and indebtedness of every kind at any time owing to the Debtor from whatever source arising, and including (without limitation) all accounts, accounts receivable, tax refunds, refunds, payments or proceeds under any insurance policies, instruments, contract rights, chattel paper, general intangibles and documents, whether secured or unsecured, now existing or hereafter created; (ii) any and all sums and property recovered by the Debtor or any trustee, receiver or fiduciary acting on the

R#0202392.04

Debtor's behalf as a result of or arising from a fraudulent or preferential transfer or payment (as determined under present or future federal or state law or regulations relating to bankruptcy, insolvency or other relief or debtors) made by the Debtor or on the Debtor's behalf; (ii) all of the Debtor's rights as an unpaid seller, including stoppage in transit, replevin, detinue and reclamation; (iv) all customer lists and other documents containing names, addresses and other information regarding the Debtor's customers, subscribers and those to whom the Debtor provides any services, and all supplier lists of the Debtor; (v) all books, records, files, computer tapes, programs, software, discs and other material or documents relating to the recording, billing or analyzing of any of the above; (vi) all now or hereafter existing balances, credits, deposits (general or special, time or demand, provisional of final), accounts and all other sums credited by, maintained with or due from the Debtor the Debtor or any of the Debtor's affiliates to the Debtor or subject to withdrawal by the Debtor, together with all goods, inventory, and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto; and (vii) all products and proceeds of any of the foregoing in any form, including cash, insurance proceeds, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements and other documents (all of the foregoing being herein referred to as "Receivables").

      All trade names (specifically including without limitation, the name "Fountain Powerboats"), symbols, logos, copyrights, patents, patent applications, federal trademark registrations, any trademark applications now or hereafter filed with respect thereto and any federal trademark registrations issued or issuing with respect thereto, and all goodwill associated with the trademarks and patents.

     All goodwill and all other general intangibles of every kind
and  description now or hereafter owned by the Debtor.   Together
with all items listed in Exhibit C.

     (g) Motor Vehicles. All motor vehicles and trailers now or hereafter owned by the Debtor.

      (h) Proceeds. All proceeds or sums payable in lieu of or as compensation for the loss or damage to any property described in (a) through (g) above.

      (i)   Additions,  Accessions,  Substitutes.   Any  and  all
additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof.

      All of the foregoing personal property is hereinafter individually and collectively referred to as the "Collateral".

      The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of a certain Promissory Note from the Debtor to the Secured Party in the








                                3
R#0202392.04
principal amount of $10,000,000, dated of even date herewith (hereinafter referred to as the Note"), and any renewals, extensions and modifications of such Note and any other debts, obligations and liabilities of the Debtor to the Secured Party (all of the foregoing being hereinafter referred to as the "Indebtedness"). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Secured party asserts a purchase money security interest in any items of the Tangible Personal Property constituting a portion of the Collateral ("PMSI Collateral"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the " PMSI Indebtedness"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF DEBTOR.

      Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral
Schedule hereto that:

      (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

      (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, the Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

      (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debt and constitute legal, valid and binding agreements enforceable under all applicable laws n accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

      (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

      (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to







                                4


R#0202392.04
perform its obligations under the Debt Documents, except those disclosed in Schedules to the Loan Agreement;

      (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

      (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

      (i) The Collateral constituting Tangible Personal Property and Inventory is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

      (j) Debtor is, and will remain, the sole and lawful owner, and in possession of the Collateral (except for Inventory in transit to dealers for sale and except for Inventory sold in the ordinary course of business), and has the sole right and lawful authority to grant the security interest described in this Agreement; and

      (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk for the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

3.   COLLATERAL.

      (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current locations of the Collateral, specifically including the names and addresses of dealers to whom Inventory is sent from time to time.

      (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).






                                5


R#0202392.04

      (c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to dealers for sale of Inventory, to Secured Party, or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral. Notwithstanding the foregoing, the Debtor may ship Inventory to dealers outside the continental United States for sale, provided payment is made in full prior to shipment or is secured by an irrevocable letter of credit from a domestic bank.

      (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

      (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors ad assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours. Such reports shall be in such detail, form and scope as the Secured Party shall require. The Secured Party and the Secured Party's agents and representatives may at all times have access to, examine and inspect the Inventory, the Tangible Personal Property, and all records pertaining thereto. The Debtor now keeps and shall continue to keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Debtor's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto. Any equipment and molding designated by the Secured Party shall be tagged so as to disclose the security interest of the Secured Party in such personalty.

      (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions may be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of addition obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

      (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent, and as pledge holder for, Secured Party. At any time and from time to time, Secured party may give notice to any third

R#0202392.04
person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.   INSURANCE.

      The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies of certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof (unless such insurance coverage is not obtainable). Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payment made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

       (b) Debtor agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party and as required in the Loan Agreement. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present
Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this



                                7
R#0202392.04

Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

      The Debtor shall provide to the Secured Party a schedule of all Receivables, Tangible Personal Property, and Inventory at least once every fiscal quarter, as described in the Loan Agreement. The Debtor shall also notify the Secured Party of any patent and trademark applications filed each fiscal quarter and take such measures as the Secured Party may require to confirm the assignment and to perfect the security interests granted hereby.

      If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall notify them of the Secured Party's security interest therein, and upon the Secured Party's request, instruct them to hold all such Inventory for the Secured Party's account and subject them to the Secured Party's instructions.

     If at any time the Secured Party determines that the Secured Party's security interest in any boat constituting a portion of Inventory is required to be perfected by the filing of a marine vessel mortgage, the Debtor agrees to execute such a vessel mortgage (in form and substance satisfactory to the Secured Party) and cause such mortgage to be filed in appropriate governmental offices so as to perfect the Secured Party's security interests in such vessel.

     (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

      (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

      (d) The Secured Party shall have no duty or care with respect to the Collateral, except that the Secured Party shall exercise reasonable care with respect to Collateral in its custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which it accords its own property, or if it takes such action with respect to the Collateral as the Debtor shall request in writing. No failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall the Secured Party's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in its custody.

R#0202392.04

7.   EVENTS OF DEFAULT

      Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

     (a)  Debtor fails to pay any installment or other amount due or  coming  due under any of the Debt Documents within  ten  (10)
days after its due date;

      (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens and except as elsewhere permitted herein) any of the Collateral;

      (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with
Section 4 of this Agreement;

      (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty
(30) days after written notice thereof;

      (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

      (f)   Any  of the Collateral being subjected to,  or  being
threatened   with,  attachment,  execution,  levy,   seizure   or
confiscation in any legal proceeding or otherwise;

      (g) The occurrence of an "Event of Default" under the Deed of Trust or the Loan Agreement; or any default by Debtor under any other agreement between Debtor and Secured Party after the passage of any applicable cure period set out in such agreement;

      (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), except as permitted in the Loan Agreement, or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

      (i) The appointment of a receiver for all or any part of the property of Debtor or any Guarantor, or any assignment for the benefit of creditors by Debtor or any Guarantor; or

      (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

R#0202392.04

8.   REMEDIES ON DEFAULT.

      (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Note, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

      (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law.
Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured party, (ii) with or without legal process, enter any premises, where the Collateral may be and take possession and/or remove said Collateral from said premises,
(iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale,
(iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default, and/or (v) use, without charge or liability to the Secured Party, any of the Debtor's labels, trade names, trademarks, patents, patent applications, licenses, certificates of authority, advertising materials, or any of the Debtor's other properties or interests in properties of similar nature in advertising for sale, selling or otherwise realizing upon any of the Collateral. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

      (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision thereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party at such attorneys' standard hourly rates for time in fact incurred (without regard to any statutory presumption), and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of fifteen percent (15%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

R#0202392.04

      (e) Secured Party's rights and remedies hereunder or otherwise are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

      (f) Any controversy or claim arising out of or relating to this Master Security Agreement shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One Arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

9.   INVENTORY AND RECEIVABLES COVENANTS.

      The following are covenants applicable to Inventory and Receivables generally:

      (a) The Secured Party's security interest in the Inventory will continue through all stages of manufacturing and will, without further act, attach to raw materials, to goods in process, to finished goods, to all products of the foregoing, to the Receivables (as defined in the Agreement) and all other proceeds resulting from the sale or other disposition thereof and to all such Inventory that may be rejected, returned, reclaimed, repossessed or stopped in transit.

      (b) Inventory shall be kept only at the address identified on the first page of this Security Agreement, and shall not be removed therefrom except for purposes of sale and promotion in the regular course of the Debtor's business.

     (c) No Inventory has been or shall be consigned without the Secured Party's prior written consent; no Inventory is or shall ever be stored with a bailee, warehouseman or similar party without the Secured Party's prior written consent, and in such event the Debtor will, concurrently with delivery to such party, cause any such party to issue and deliver to the Secured Party, in form acceptable to the Secured Party, warehouse receipts in the Secured Party's name evidencing the storage of such Inventory.

     (d) Until the occurrence of an Event of Default, the Debtor may, subject to the provisions of this Agreement, sell finished Inventory, but only in the ordinary course of the Debtor's business; however, in no event shall the Debtor make any sale of Inventory which would cause a breach of the Debtor's warranties, representations and covenants under this Agreement. A sale of Inventory in the ordinary course of the Debtor's business does not include a transfer in partial or total satisfaction of a debt owing by the Debtor. The Debtor agrees to report the receipt or creation of all sales or other dispositions of Inventory to the Secured Party. The Debtor hereby agrees to execute

R#0202392.04
and deliver to the Secured Party, in form satisfactory to the Secured Party, a formal assignment or schedule of accounts receivable or other proceeds resulting from the sale or other disposition of Inventory but in the absence of such assignment or schedule this Agreement shall constitute such assignment or schedule and the grant of a security interest therein.

     (e) The Secured Party shall not, under any circumstance, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Receivables or any instrument received in payment thereof or for any damage resulting therefrom. The Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Receivables or other Collateral unless caused by the Secured Party's willful and malicious act, and the Secured Party shall have no duty to take any action to preserve or collect any Receivable or other Collateral.

     (f) The Secured Party may notify customers at any time that Receivables have been assigned to the Secured Party and collect them directly in the Secured Party's own name but, unless and until the Secured party does so or gives the Debtor other instructions, the Debtor shall, at its cost and expense, collect and otherwise hold for the Secured party as trustee of an express trust for the Secured party's benefit all amounts of unpaid Receivables, and, if so requested by the Secured Party, shall not commingle such collections with the Debtor's own funds or use the same for any purpose.

      (g) As to any Receivable forming part of the Collateral, unless the Secured Party otherwise consents in writing: (i) all Receivables are and will be bona fide existing obligations of the customer named therein, for a fixed sum as set forth in the invoice relating thereto, created by the sale and actual delivery of goods or other property or the rendition of services or the furnishing of other good and sufficient consideration to the customer in the regular course of business; (ii) all unpaid balances appearing on the Debtor's books and records and any invoice or statement delivered or to be delivered to the Secured Party relating to any Receivable are and shall be true and correct in all respects; (iii) all shipping or delivery receipts and other documents furnished or to be furnished to the Secured Party in connection therewith are all and will be genuine, complete, correct, valid and enforceable in accordance with the Debtor's terms; and (vi) no Receivable has arisen or shall arise out of a contract or purchase order containing provisions prohibiting assignment thereof or the creation of a security interest therein and the Debtor has not received and shall not accept any note, or other instrument with respect to any Receivable or in payment thereof which is not assigned and delivered to the Secured Party immediately.

      (h) To facilitate the maintenance of the Secured party's records, the Debtor shall: (I) hold in trust for the Secured party's benefit all items constituting proof of shipment or delivery of all goods sold and services rendered together with copies of all of the Debtor's invoices to customers; and (ii)
furnish the Secured party promptly with copies of such information as the Secured Party may reasonable require. The Debtor's billing of customers on such invoices or otherwise shall by conclusive evidence of the assignment to the Secured Party of the Receivables represented thereby whether or not the Debtor executes any other document. The items to be provided under this paragraph are to be in form satisfactory to the Secured Party and are executed and delivered to the Secured Party from time to time solely for the Secured Party convenience in maintaining records of the Collateral; the Debtor's failure to give any of such items to the Secured Party shall not affect, terminate, modify or otherwise limit the Secured party's lien or security interest in the Collateral.

R#0202392.04

10.  MISCELLANEOUS

      (a) This Agreement, the Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

      (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given when given in the manner prescribed by the Deed of Trust.

     (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with agreement of the parties.

     (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

      (e) This Agreement and its Collateral Schedules, the Note and the other loan documents executed on the date hereof constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal, or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

      (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of the Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or (with the consent of the Borrower) as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

R#0202392.04

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


                           DEBTOR:

                           FOUNTAIN POWERBOATS, INC.,
                           a North Carolina corporation


ATTEST:

/s/Blanche C. Williams________________  By:  /s/Reginald M.
Fountain, Jr.
____________  Secretary       ___________ President



                           SECURED PARTY:

                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           a New York corporation


                           By:  /s/Waller T. Blackwell
                              Region Credit Analyst

R#0202392.04

                            EXHIBIT A

     Description Year/Model         Serial Number   Location

Fountain Asset # 27' Fever Sport Boat:              Washington, NC
721              27' II Fixture Molds
845              27' Vent Mold
857              27' Proto Dev
1088             27' SB Dash Mold
1096             27' SB Dash Mold/Plug
1106             27' Hull Mold
1237             MLD.MA. 27' SB Hull 2
1283             27' SB Deck Splash
1322             27' SB Deck Splash
1397             Pos. Lift 27' SB

                 32' Fever Sport Boat
1093             Mold Maint/32SB Hull
1100             27'/32' Dash Mld/Plg
1142             29'/32' SB Eng. Vent
1178             Mold Maint/32' SB DK
1390             Mold Maint/32' SB
1401             Pos. Lift 32' SB

                 35' Lightning Sport Boat
722              33' Radar Arch Mold
730              27 II Footbox Mold
736              27 SB Deck & Hull
740              33LB Dec & Hull
741              33SB Deck & Hull
1077             35' Fuel Fill Mold
1099             35' Eng. Hatch Plug
1162             Mold Maint/35' Deck
1203             35' L Deck & Mold
1380             Mold Maint. 35' S.B.
1391             Mold Maint. 35' S.B.
1392             Mold Maint. 35' S.B.
1402             Pos. Lift 35' S.B.

                 38' Sport Boat and Sport Cruiser:
742              36 Radar Arch
743              36 Windscreen Brkt
744              36 Deck Mold
745              36SB Deck & Hull
746              36SB Mold Foot Boxes
754              36 Radar Arch Modifi
837              38C Deck Splashes
841              33SC Deck Prep
876              38' Radar Arch Tool
877              38' S.C. Patterns
891              38' S.C. Deck Mold
893              38' S.B. Venturi Mold
1008             38' S.C. Side Store
1104             38' SB Eng. Hatch Mld.
1164             Mold Maint/38' SC HL
1179             Mold Maint/38' SC HL
1236             MLD.MA 38' Deck #2
1240             MLD.MA 38' SC Deck
1246             38' SC Windshld Mold
1268             38' SC Eng. Vent
1300             38' SC Step Insert
1371             38' SC Step Insert
1393             Mold Maint. 38' S.B.
1394             Mold Maint. 38' S.B.
1403             Pos. Lift 38' S.B.

1404             38' S.C. Deck & Liner
1455             38' S.C. Tooling
1479             38' Lightning Deck

                 31' Fishboats (All Models)
725              31' Liner Plug
739              31SF Deck & Hull
838              31SF Hull
840              31SF LNR Strge Bx
846              31SF Seat Box Doors
847              31SF Lnr Strge Bx Mo
875              31' Cuddy Splash Plug
902              31' Cuddy Splash Plug
931              31' Cuddy Int. Pattrn
933              31' Cuddy Liner Mold
934              31' Cuddy Liner Plug
947              31' 32' S.F. Liner/Deck/Pl
948              31' S.F. Cab. Deck Mold
949              31' S.F. Cab. Deck Plug
951              31' S.F. Cab. Linr Plug
964              31' S.F. Cab. Design RT
975              31' S.F. Cuddy Design
976              31' S.F. Cuddy Molds
998              31' S.F. Cuddy Design
1009             31' S.F. Cuddy Parts
1010             31' S.F. Cuddy Store
1024             31' S.F. Cuddy Deck Mold
1025             31' S.F. Cuddy I/B Dk Mld
1140             31' S.F. Cuddy I/B Dk Plg
1141             31' I/B Liner Plug
1152             32' Deck & Liner Mld.
1195             32' Cuddy I/B Dk. Mld
1196             31' I/B Liner Mold
1199             31' SF Fuel Tank Lid
1202             Modify 32' Liner MLD
1238             MLD.MA 31' SF Liner
1239             MLD.MA. 31' SF Deck
1244             31' SF Eng. Box Mld
1247             31' SF Liverwell Mold
1265             32" I/O S.F.C. Plug
1269             31' S.F. Livewell
1271             35' S.B. Deck Splash
1284             31' SF Livewell
1299             31' SF Livewell Mold
1325             31' SF Livewell Mold
1326             31' SF Eng. Box Lid
1346             Mold Maint. 31' S.F.
1351             31' C.C. Open Bow Mold

                            EXHIBIT B



TRACT I:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at a point in the southern right-of-way line of NCSR 1166 (Whichards Beach Road); said point being located the following courses and distances from a concrete monument located at the southeasterly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina (said concrete monument also being the southwesterly corner of Tract II described below): South 35- 52' 54" East 62.93 feet; South 36- 20' 33" West 30.61 feet; and South 64- 01' 09" East
16.66 feet to a point. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, along and with the southern right-of-way line of Whichards Beach Road South 64- 01' 03" East 132.39 feet to a point; thence South 64- 00' 52" East 49.07 feet to a point; thence South 64- 01' 18" East 50.66 feet to a point; thence South 64- 01' 12" East 220.27 feet to a point; thence South 64- 01' 09" East 45.61 feet to a point; thence continuing along and with the southern right-of-way line of NCSR 1166 with a curve to the right in a southeastwardly direction which has a chord bearing and distance of South 57- 55' 13" East 341.99 feet to a point; thence South 51- 52' 17" East 22.40 feet to a point; thence continuing South 51- 52' 17" East 300.00 feet to a point in the southern right-of-way line of
NCSR 1166 (all previous calls being along and with the southern right-of-way line of NCSR 1166); thence leaving NCSR 1166 South 38-00' 08" West 140.26 feet to a point; thence South 51- 52' 37" East
31.00 feet to a point; thence South 51- 52' 19" East 131.00 feet to a point; thence South 38- 00' 08" West 50.00 feet to a point; thence North 51- 59' 55" West 21.00 feet to a point; thence South 37- 59' 26" West 137.56 feet to a point; thence South 52- 57' 27" East 107.66 feet to a point; thence South 35- 48' 31" West 49.16 feet  to  a point; thence South 37- 39' 39" West 149.73 feet  to  a point; thence continuing South 37- 39' 39" West 18.38 feet to a point in a ditch; thence along and with said ditch the following courses: North 56- 10' 32" West 114.97 feet to a point; North 57-56' 27" West 120.08 feet to a point; thence North 59- 09' 12" West
105.20 feet to a point; thence North 57- 02' 11" West 105.33 feet to a point; thence North 64- 27' 40" West 506.54 feet to a point; thence North 56- 33' 24" West 99.24 feet to a point; thence North 48- 59' 54" West 220.23 feet to a point; thence North 47- 02' 51" West 145.55 feet to a point; thence North 36- 19' 37" East 158.65 feet to a point; thence North 36- 20' 38" East 20.00 feet to a point; thence North 36- 19' 33" East 51.10 feet to a point; thence North 36- 20' 24" East 24.66 feet to a point; thence North 36- 20' 20" East 100.34 feet to a point; thence North 36- 20' 41" East
166.95 feet to a point; thence with a curve to the right (which curve has radius of 20 feet, a chord bearing and distance of North 76- 08' 47" East 25.60 feet, and an arc distance of 27.78 feet) to the point of beginning.

Together with a perpetual non-exclusive easement for ingress, egress and regress across a 60-foot wide private right-of-way running southwardly from NCSR 1166 at point (C) in the Ottis M. Crisp line as shown on the plat entitled "Plan of Land surveyed for Jennis M. Crisp" recorded in Plat Cabinet A, Slide 42A, in the Beaufort County Registry.

TRACT II:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at an existing concrete monument in the northern right-of-way line of NCSR 1166 (Whichards Beach Road), said concrete monument being also the southeasterly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, North 30- 36' 00" East 375.64 feet to a point; thence North 30- 36' 00" East 17.0 feet to a point in a canal; thence continuing with the canal North 48- 42' 00" East
23.43 feet to a point; thence continuing with the canal North 30-26' 00" East 476.44 feet to a point; thence North 31- 42' 00" East
427.85  feet to a point in the mean high water line of the  Pamlico
River; thence along and with the mean high water line of the Pamlico River the following courses and distances; North 71- 11' 00" East 88.88 feet to a point; thence North 78- 57' 00" East 77.78 feet to a point; thence North 51- 09' 00" East 53.88 feet to a point; thence South 21- 39' 00" East 42.48 feet to a point; thence South 55" 23' 00" East 82.19 feet to a point; thence North 65- 06' 00" East 38.64 feet to a point; thence South 45- 07' 00" East
146.64 feet to a point; thence South 59- 32' 00" East 106.73 feet to a point; thence South 65- 55' 46" East 91.98 feet to a point; thence South 87- 44' 21" East 82.14 feet to a point; thence South 83- 21' 00" East 96.80 feet to a point; thence North 78- 56' 00" East 251.10 feet to a point; thence South 63- 13' 00" East 91.37 feet to a point; thence South 63- 13' 00" East 182.56 feet to a point; thence South 63- 13' 00" East 107.00 feet to a point; thence leaving said river South 38- 18' 41 " West 21.94 feet to a concrete monument; thence continuing South 38- 18' 41" West 701.64 feet to a concrete monument; thence continuing South 38- 18' 41" West 64.72 feet to a concrete monument; thence continuing South 38- 18' 41"
West 108.03 feet to a concrete monument; thence South 38- 18' 41" West 106.26 feet to a concrete monument; thence continuing South 38- 18' 41" West 104.29 feet to a concrete monument; thence continuing South 38- 18' 41" West 102.43 feet to a concrete monument; thence South 38- 18' 41" West 127.21 feet to a concrete monument; thence South 38- 18' 41" West 35.74 feet to a concrete monument; thence South 38- 18' 41" West 63.98 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.54 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.16 feet to a concrete monument; thence conitinuing South 38- 18' 41' West 106.40 feet to a concrete monument in the northern right-of-way line of NCSR 1166; thence continuing along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 51- 41' 19" West 100.00 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 55-31' 51" West 396.18 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 North 62- 36' 41" West
58.52 feet to a point; thence continuing along and with the northern right-of-way line of NCSR 1166 North 63- 28' 00" West
100.00 feet to a point; ;thence continuing along and with the northern right-of-way line of NCSR 1166 North 64- 04' 00" West
470.44 feet to the point or place of beginning.

Together with all property lying between the northern property line of the above-described property, the eastern and western property line of the above-described property extended in a northeasterly direction to the mean high water line of the Pamlico River and the mean high water line of the southern shore of the Pamlico River.






























81-0242 (DV)
12/28/96
CDR/DCR
WSMAIN/205631

                            EXHIBIT C



Northwestern Mutual Life Insurance Policy #12-839-890 on the life of Reginald M. Fountain, Jr. and all claims, options, privileges, rights, title, and interest therein and thereunder.

The aircraft hangar (60 feet x 80 feet) and all personal property owned by Fountain Powerboats, Inc. which is located in or about the aircraft hangar which is located on the Washington Airport in Beaufort County, North Carolina on an area of land 200 feet x 200 feet being immediately adjacent to and south of the Hackney Hangar Site, said site leased to Fountain Powerboats, Inc. by lease recorded in Book 922, Page 236 in the office of the Register of Deeds of Beaufort County, North Carolina. The record owner of the real property on which the aircraft hangar is located is Warren Field Airport Commission of Beaufort County, North Carolina. The real property upon which the aircraft hangar is located on or used in connection with or otherwise pertaining to is described in Exhibit D attached hereto and incorporated herein by reference.

                            EXHIBIT D


      Being an area 200 feet by 200 feet being immediately adjacent to and to the South of the Hackney Hangar Site and being more particularly described according to the general airport plan as follows:


     Beginning at the easternmost corner of that parcel of land leased to J. A. Hackney & Sons Inc. from Warren Field Airport Commission by lease dated 8-1-71, recorded in Book G72, Page 416, Beaufort County Registry; running, thence S. 70- 30' W. 200 feet; thence S. 19- 30' E. 200 feet; thence N. 70--30' E.
     200 feet; thence N. 19--30' W. 200 feet to the point of beginning.

                         PROMISSORY NOTE

                        December 31, 1996

                         Beaufort County
                   Washington, North Carolina


FOR VALUE RECEIVED, FOUNTAIN POWERBOATS, INC., a North Carolina corporation ("Maker"), promises, jointly and severally if more then one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "Payee") at its office located at 6100 Fairview Road, Suite 1450, Charlotte, NC 28210 or at such other place as Payee of the holder hereof may designate, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as shall have been disbursed from time to time and remains unpaid, with interest hereon in arrears, from the date hereof through and including dates of payment, at a floating per annum simple interest rate ("Contract Rate") as hereinafter calculated.

Until the Option to Convert (as defined below) is exercised, the Contract Rate for a given period (the "Effective Period") shall be equal to the sum of (i) two and 68/100 percent (2.68%) per annum plus (ii) a variable per annum interest rate ("Current CPR") which shall be equal to the rate listed for "1-Month" Commercial Paper under the column indicating an average rate for the second calendar month preceding the month in which the Effective Period ends, as stated in the Federal Reserve Statistical Release H.15 (519) published in the calendar month preceding the month in which the Effective Period ends. The first Effective Period shall begin on the date hereof, an shall continue through the earlier of (w) the date the first Periodic Installment (or part thereof) is received by Payee or (x) the date on which the first Periodic Installment is due. Each subsequent Effective Period shall begin on the day after the last day of the previous Effective Period and shall continue through the earlier of (y) the date the earliest due and unpaid Periodic Installment (or part thereof) is received by Payee of (z) the date on which the next Periodic Installment is due after the beginning of the current Effective Period.

If, for any reason whatsoever, the Federal Reserve Statistical Release H.15 (519) is no longer published, the Current CPR shall be equal to the latest Commercial Paper Rate for high grade unsecured notes of 30 days maturity sold through dealers by major corporations in multiples of $1,000, as indicated in the "Money Rates" column of the Wall Street Journal, Eastern Edition, published on the first Business Day of the calendar month in which the Effective Period ends. As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York, are required or authorized to be closed.

So long as no default exists hereunder and all of the terms and conditions of this Note are fulfilled, Maker may elect to convert (the "Option to Convert") the Contract Rate to a fixed per annum simple interest rate (which, determined as hereinafter set out, is referred to as the `Fixed Contract Rate") as of any date on which a Periodic Installment is due upon at least 30 but no more than 60 days prior



R#0202454.04
written notice (the "Notice Date") to Payee accompanied by a Conversion Fee of $500.00 (which notice shall be irrevocable and shall be sent to the attention of Payee's Business Center Manager, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the due date of a Periodic Installment on which Maker elects the Fixed Contract Rate to apply (the "Fixed Contract Rate Effective Date"). Upon receipt of notice of such Option to Convert, and the accompanying sums due, the Payee shall calculate the amount of the Periodic Installments thereafter due commencing on the Fixed Contract Rate Effective Date using the following: (i) the outstanding principal balance of this Note on the date the Periodic Installment is recalculated, (ii) the Fixed Contract Rate (determined as hereinafter set out), and (iii) the balance of the original Amortization Period (hereinafter defined). In addition, Maker shall pay to Payee, if necessary, prior to the Fixed Contract Rate Effective Date, an additional sum sufficient to amortize the then-unpaid principal over the balance of the Amortization Period at the Contract Rate applicable for the first Periodic Installment. If the Option to Convert is elected prior to the date on which additional loan proceeds can no longer be advanced under the Loan Agreement, the Periodic Installment shall be recalculated by the Lender on each occasion that additional principal is advanced, but using the Fixed Contract Rate determined initially.

If Maker elects to exercise this Option to Convert, the Fixed Contract Rate shall be equal to the sum of

(i)  Two and 93/100 percent (2.93%) per annum plus

(ii) the applicable Current Rate (as defined below):

     (a)  If  there  are eighteen (18) months or less than eighteen
          (18) months remaining before the Final Installment of this Note is due, the "Current Rate" shall be the per annum interest rate listed for "1-Year" Treasury, constant maturity, under the column indicating an average rate as stated in the Federal Reserve Statistical Release
          H.15 (519) for the second calendar month preceding the calendar month in which the Fixed Contract Rate will be effective. If, for any reason whatsoever the Federal Reserve Statistical Release H.15 (519) is no longer published, the Current Rate shall be equal to the latest annualized interest rate for "one year" U.S. Treasury Bills as reported by the Federal Reserve Board on a weekly-average basis, adjusted for constant maturity as indicated in the "Money Rates" column of the Wall Street Journal, Eastern Edition, published on the first Business Day of the calendar month preceding the month in which the fixed Contract Rate will be effective.

     (b)  If  there  are more than eighteen (18) months but  either
          (42) forty-two months or less than forty-two (42) months remaining before the Final Installment of this Note is due, the "Current Rate" shall be determined in the same manner as noted in subparagraph (a) above except it shall be based upon the rate listed for "2-Year" Treasury bills.

     R#0202454.04

     (c) If there are forty-three (43) months or more than forty-three (43) months remaining before the Final Installment of this Note is due, the "Current Rate" shall be determined in the same manner as noted in subparagraph
          (a) above except it shall be based upon the rate listed for "3-Year" Treasury bills.

Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in fifty-nine (59) consecutive monthly installments of Ninety-One Thousand Two Hundred Seventy-Three and 30/100 Dollars ($91,273.30) (each, whether or not increased as described below, a "Periodic Installment") and a final installment ("Final Installment") in the amount of the total outstanding unpaid principal and accrued but unpaid interest. THIS IS A BALLOON NOTE, AND ON THE MATURITY DATE A SUBSTANTIAL PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE WILL REMAIN UNPAID BY THE MONTHLY PAYMENTS HEREIN REQUIRED. The first Periodic Installment shall be due and payable on February 1, 1997, and the following Periodic Installments shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). All payments shall be applied first to interest and then to principal The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 365 day year ( 366 day leap year) and will be charged at the Contract Rate for principal outstanding hereunder for each calendar day on which any principal is outstanding.

     The amount of the foregoing Periodic Installment is based upon
(i) the outstanding principal balance of this Note on the date hereof ($7,500,000), (ii) a per annum interest rate of eight and
07/100 percent (the "Payment Rate"), and (iii) a ten year amortization period (the "Amortization Period"). The amount of each future Periodic Installment shall be recalculated from time to time as and if additional principal is advanced under this Note, using the Payment Rate, the remaining term of the Amortization period, and the then-outstanding principal balance of the Note in such computations. In the absence of any additional principal being advanced under this Note or the Borrower's election of the Option to Convert, the amount of the Periodic Installments will not change.

The amount and number of the Periodic Installments, moreover, will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three
(3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum
("Quarterly Payment") sufficient to amortize the then-unpaid principal over the balance of the original Amortization Period hereof at the Contract Rate applicable for the first Periodic Installment.

If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event

R#0202454.04
interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues in arrears and the amount of such "interest only" installment shall be calculated on the unpaid principal balance existing at the commencement of such period but the amount of such installment in excess of interest due at the Contract Rate o the principal balance during such period shall be applied to repayment of principal.

This Note is secured by a deed of trust, by an assignment of rents and by a security agreement, chattel mortgage, or like instrument and certain other loan documents (each of which is hereinafter called a "Security Agreement").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within fifteen (15) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of four percent (4%) of said installment or other sum in order to compensate the Payee for extra costs and expenses caused by such late payment.

If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or
(ii) maker is in default, or fails to perform after the passage of any applicable cure period, under any term or condition contained in any Security Agreement or in any Loan Agreement between the Maker and the Payee, then the entire principal sum remaining unpaid, together with all interest thereon and any other sum payable under this Note or the Security Agreement, at the election of payee, shall immediately become due and payable, with interest thereon at the lesser of 18% per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after an judgment).

The  Maker  may  prepay  in  full, but  not  in  part,  its  entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:

Prior  to  the first annual anniversary date of
  this  Note:                               two percent   (2%)
Thereafter and prior to the second annual anniversary date of
  this  Note:                               two percent   (2%)
Thereafter and prior to the third annual anniversary date
  of  this Note:                            one percent   (1%)

and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or the Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any

R#0202454.04
other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or the Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or release of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waive presentment demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees for time in fact incurred at such attorneys' standard hourly billing rates, without regard to any statutory presumption.

Any controversy or claim arising out of or relating to this Note shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration
Association. The number of arbitrators shall be three. On arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

R#0202454.04

THIS NOTE SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NORTH CAROLINA.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and
signed by an authorized representative of Maker and payee.   Any
such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provisions in this Note or any Security Agreement which is in conflict with an statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

IN WITNESS WHEREOF, this Note has been executed, UNDER SEAL, the day and year first above written.

                                   FOUNTAIN POWERBOATS, INC.


ATTEST:
                                By:  /s/Reginald M. Fountain, Jr.
                                      _______________ President

/s/Blanche C. Williams
_____________Secretary


[CORPORATE SEAL]

R#0202454.04

                         BK 1063 PG 337


This document prepared by (and return to):


William C. Matthews, Jr.
Womble Carlyle Sandridge & Rice, P.L.L.C.
P.O. Box 831
Raleigh, North Carolina  27602


STATE OF NORTH CAROLINA  )
                         )       DEED OF TRUST, ASSIGNMENT
COUNTY OF BEAUFORT       )     OF RENTS AND SECURITY AGREEMENT

                                   COLLATERAL INCLUDES FIXTURES


     THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (hereinafter referred to as this "Deed of Trust"), made this 31st day of December, 1996, by and among FOUNTAIN POWERBOATS, INC., a North Carolina corporation, whose address is Whichard's Beach Road, Washington, North Carolina 27889 (hereinafter referred to as the "Grantor"), WILLIAM C. MATTHEWS, JR., the Trustee, a resident of Wake County, North Carolina, whose address is Womble Carlyle Sandridge & Rice, P.L.L.C., 2100 First Union Capitol Center, Raleigh, North Carolina 27601 (hereinafter referred to as the "Trustee"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation whose address is 6100 Fairview Road, Suite 1450, Charlotte, North Carolina 28210 (hereinafter referred to as the "Beneficiary");

                       W I T N E S S E T H

      Grantor has requested the Beneficiary make available to the Grantor credit, and the Beneficiary has agreed to extend to the Grantor, subject to the terms and provisions of that certain Loan Agreement between the Grantor, the Beneficiary, and certain other parties, dated of even date herewith (the "Loan Agreement"), and any modifications, extensions or replacements thereof, credit of up to the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00);

      The Grantor therefore is indebted to the Beneficiary in the principal amount of up to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as shall be advanced from time to time and remain outstanding, as evidenced by its promissory note, in such principal amount, of even date herewith (which, together with any amendments, renewals, and extensions hereof, is hereinafter referred to as the "Note"), reference to which is hereby made and which is payable in installments and with interest as set out therein;

      This Deed of Trust is given to secure all present and future obligations of Grantor to Beneficiary. The period in which future obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is fifteen
(15) years from the date hereof. The amount of present obligations secured by this Deed of Trust is SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00). and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is TEN MILLION AND





R#0202455.04

                         BK 1063 PG 338



NO/100  DOLLARS  ($10,000,000.00).   Grantor  need  not  sign   any
instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.

      The Grantor desires to secure the payment of the Note with interest and any renewals or extensions thereof, in whole or in part, and of the additional payments hereinafter agreed to be made, by a conveyance of the lands and a grant of the security interests hereinafter described;

      NOW, THEREFORE, to secure the repayment of the indebtedness evidenced by the Note and any extensions or renewals thereof, the performance of such other obligations of the Grantor as are set forth herein and the payment of all other sums herein covenanted to be paid, the Grantor hereby irrevocably grants, transfers, conveys and assigns to the Trustee, successors and assigns IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary, under and subject to the terms and conditions herein after set forth, the real property located in the County of Beaufort, State of North Carolina, described in EXHIBIT A attached hereto and by this reference incorporated herein (the "Property");

      TOGETHER WITH all rents, issues, profits, royalties, income and other benefits derived from the Property (collectively the "Rents"), subject to the right, power and authority hereinafter given to the Grantor to collect and apply such Rents. The Rents have also been assigned to the Beneficiary pursuant to a separate Assignment of Rents and Leases of even date herewith (the "Assignment of Rents");

      TOGETHER WITH all leasehold estate, right, title and interest of the Grantor in and to all leases or subleases covering the Property or any portion thereof now or hereafter existing or entered into, and all right, title and interest of the Grantor thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature;

      TOGETHER WITH all right, title and interest of the Grantor in and to all options to purchase or lease the Property or any portion thereof or interest therein, and any greater estate in the Property owned or hereafter acquired;

      TOGETHER WITH all interests, estates or other claims, both in law and in equity, which the Grantor now has or may hereafter acquire in the Property;

      TOGETHER WITH all easements, rights-of-way and rights used in connection therewith or as a means of access thereto and all tenements, hereditaments and appurtenances thereof and thereto;

      TOGETHER WITH all right, title and interest of the Grantor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property;

      TOGETHER WITH any and all buildings and improvements now or hereafter erected thereon, including, but not limited to, all the Grantor's right, title and interest in and to the fixtures, attachments, appliances, equipment, machinery, and other articles attached to the buildings and other improvements on the Property (hereinafter called the "Improvements");

R#0202455.04

                        BK 1063 PG 339


                            EXHIBIT A



TRACT I:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at a point in the southern right-of-way line of NCSR 1166 (Whichards Beach Road); said point being located the following courses and distances from a concrete monument located at the southeasternly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina (said concrete monument also being the southwesterly corner of Tract II described below): South 35- 52' 54" East 62.93 feet; South 36- 20' 33" West 30.61 feet; and South 64- 01' 09" East
16.66 feet to a point. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, along and with the southern right-of-way line of Whichards Beach Road South 64- 01' 03" East 132.39 feet to a point; thence South 64- 00' 52" East 49.07 feet to a point; thence South 64- 01' 18" East 50.66 feet to a point; thence South 64- 01' 12" East 220.27 feet to a point; thence South 64- 01' 09" East 45.61 feet to a point; thence continuing along and with the southern right-of-way line of NCSR 1166 with a curve to the right in a southeastwardly direction which has a chord bearing and distance of South 57- 55' 13" East 341.99 feet to a point; thence South 51- 52' 17" East 22.40 feet to a point; thence continuing South 51- 52' 17" East 300.00 feet to a point in the southern right-of-way line of
NCSR 1166 (all previous calls being along and with the southern right-of-way line of NCSR 1166); thence leaving NCSR 1166 South 38-00' 08" West 140.26 feet to a point; thence South 51- 52' 37" East
31.00 feet to a point; thence South 51- 52' 19" East 131.00 feet to a point; thence South 38- 00' 08" West 50.00 feet to a point; thence North 51- 59' 55" West 21.00 feet to a point; thence South 37- 59' 26" West 137.56 feet to a point; thence South 52- 57' 27" East 107.66 feet to a point; thence South 35- 48' 31" West 49.16 feet  to  a point; thence South 37- 39' 39" West 149.73 feet  to  a point; thence continuing South 37- 39' 39" West 18.38 feet to a point in a ditch; thence along and with said ditch the following courses: North 56- 10' 32" West 114.97 feet to a point; North 57-56' 27" West 120.08 feet to a point; thence North 59- 09' 12" West
105.20 feet to a point; thence North 57- 02' 11" West 105.33 feet to a point; thence North 64- 27' 40" West 506.54 feet to a point; thence North 56- 33' 24" West 99.24 feet to a point; thence North 48- 59' 54" West 220.23 feet to a point; thence North 47- 02' 51" West 145.55 feet to a point; thence North 36- 19' 37" East 158.65 feet to a point; thence North 36- 19' 33" East 51.10 feet to a point; thence North 36- 20' 24" East 24.66 feet to a point; thence North 36- 20' 24" East 24.66 feet to a point; thence North 36- 20' 20" East 100.34 feet to a point; thence North 36- 20' 41" East
166.95 feet to a point; thence with a curve to the right (which curve has radius of 20 feet, a chord bearing

                         BK 1063 PG 340


and distance of North 76- 08' 47" East 25.60 feet, and an arc distance of 27.78 feet) to the point of beginning.

Together with a perpetual non-exclusive easement for ingress, egress and regress across a 60-foot wide private right-of-way running southwardly from NCSR 1166 at point (C) in the Ottis M. Crisp line as shown on the plat entitled "Plan of Land surveyed for Jennis M. Crisp" recorded in Plat Cabinet A, Slide 42A, in the Beaufort County Registry.

TRACT II:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at an existing concrete monument in the northern right-of-way line of NCSR 1166 (Whichards Beach Road), said concrete monument being also the southeasterly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, North 30- 36' 00" East 375.64 feet to a point; thence North 30- 36' 00" East 17.0 feet to a point in a canal; thence continuing with the canal North 48- 42' 00" East
23.43 feet to a point; thence continuing with the canal North 30-26' 00" East 476.44 feet to a point; thence North 31- 42' 00" East
427.85  feet to a point in the mean high water line of the  Pamlico
River; thence along and with the mean high water line of the Pamlico River the following courses and distances; North 71- 11' 00" East 88.88 feet to a point; thence North 78- 57' 00" East 77.78 feet to a point; thence North 51- 09' 00" East 53.88 feet to a point; thence South 21- 39' 00" East 42.48 feet to a point; thence South 55" 23' 00" East 82.19 feet to a point; thence North 65- 06' 00" East 38.64 feet to a point; thence South 45- 07' 00" East
146.64 feet to a point; thence South 59- 32' 00" East 106.73 feet to a point; thence South 65- 55' 46" East 91.98 feet to a point; thence South 87- 44' 21" East 82.14 feet to a point; thence South 83- 21' 00" East 96.80 feet to a point; thence North 78- 56' 00" East 251.10 feet to a point; thence South 63- 13' 00" East 91.37 feet to a point; thence South 63- 13' 00" East 182.56 feet to a point; thence South 63- 13' 00" East 107.00 feet to a point; thence leaving said river South 38- 18' 41 " West 21.94 feet to a concrete monument; thence continuing South 38- 18' 41" West 701.64 feet to a concrete monument; thence continuing South 38- 18' 41" West 64.72 feet to a concrete monument; thence continuing South 38- 18' 41"
West 108.03 feet to a concrete monument; thence South 38- 18' 41" West 106.26 feet to a concrete monument; thence continuing South 38- 18' 41" West 104.29 feet to a concrete monument; thence continuing South 38- 18' 41" West 102.43 feet to a concrete monument; thence South 38- 18' 41" West 127.21 feet to a concrete monument; thence South 38- 18' 41" West 35.74 feet to a concrete

                        BK  1063  PG 341



monument; thence South 38- 18' 41" West 63.98 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.54 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.16 feet to a concrete monument in the northern right-of-way line of NCSR 1166; thence continuing South 38- 18' 41" West 106.40 feet to a concrete monument along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 51- 41' 19" West 100.00 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 55- 31' 51" West 396.18 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 North 62- 36' 41" West 58.52 feet to a point; thence continuing along and with the northern right-of-way line of NCSR 1166 North 63- 28' 00" West 100.00 feet to a point; ;thence continuing along and with the northern right-of-way line of NCSR 1166 North 64- 04' 00" West 470.44 feet to the point or place of beginning.

Together with all property lying between the northern property line of the above-described property, the eastern and western property line of the above-described property extended in a northeasterly direction to the mean high water line of the Pamlico River and the mean high water line of the southern shore of the Pamlico River.




























81-0242 (DV)
12/28/96
CDR/DCR
WSMAIN/205631

                         BK 1063 PG 342


      TOGETHER WITH all right, title and interest of the Grantor in and to all tangible and intangible personal property now or hereafter owned or leased by the Grantor relating to or associated with the property, including, without limitation, all the Grantor's right, title and interest in, to and under (a) all furniture, furnishings, machinery, apparatus, equipment, fittings, fixtures and other articles of tangible personal property now owned or leased or hereafter acquired by the Grantor and now or at any time hereafter located on or at the Property and the Improvements now or hereafter erected thereon or used in connection with the Property and/or the Improvements, and the operation and maintenance thereof;
(b) all proceeds or sums payable in lieu of or as compensation for the loss or damage to any property described in (a) above or to the Property or the Improvements; (c) all rights in and to all pertinent present and future fire and/or hazard insurance policies (including, but not limited to, insurance proceeds) covering the Property, the Improvements or the property described in (a) above;
(d) all awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value of the Property, the Improvements or the property described in (a) above in any eminent domain proceeding and all payments made in respect of a conveyance made in lieu of any such taking; (e) all proceeds of every kind and description of the property described in clauses (a) through (d) above (all of the foregoing is referred to herein collectively as the "Personal Property");

      TOGETHER WITH all other interest of every kind and character which the Grantor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of the Grantor with respect to such property; and any proceeds thereof (including insurance proceeds), any additions and accessions thereto, and any replacements or renewals of all of the foregoing;

      TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premium refunds) of insurance in effect with respect to the Trust Estate, as herein defined, which the Grantor now has or may hereafter acquire in the Property and Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate (as hereinafter defined), including without limitation, any awards resulting from a change of grade of streets and awards for severance damages;

      TOGETHER WITH all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the
Grantor) necessary for the operation of the Property and Improvements as a boat manufacturing facility;

      The entire estate, property and interest hereby conveyed to the Trustee may be hereinafter referred to as the "Trust Estate".

      TO HAVE AND TO HOLD the Property and Improvements, with all rights, privileges and appurtenances thereunto belonging or appertaining, as hereinabove described, to the Trustee, his heirs, successors and assigns in fee simple forever, upon the trusts and for the uses and purposes hereinafter set forth;

      AND THE GRANTOR COVENANTS WITH THE TRUSTEE that it is seized of the Property and Improvements in fee simple and has the right to convey the same; that it will warrant and





                              - 3 -


R#0202455.04

                        BK  1063  PG 343



defend the title to the Trust Estate against the lawful claims of all persons whomsoever and that the Property and Improvements are free and clear of all liens and encumbrances, except those set forth in EXHIBIT B attached hereto and incorporated herein by reference.


                THIS CONVEYANCE IS MADE IN TRUST
                  FOR THE PURPOSES OF SECURING

      a. Payment of the indebtedness in the maximum principal amount of $10,000,000.00, with interest thereon, evidenced by the Note executed by the Grantor, which has been delivered to and is payable to the order of the Beneficiary, and which by this reference is hereby made a part hereof, and any and all modifications, extensions and renewals thereof. This Deed of Trust also secures all attorney's fees, court costs and expenses of whatever kind incident to the collection of the indebtedness and the enforcement or protection of the Beneficiary's interest under this Deed of Trust;

     b. Payment of all sums advanced by the Beneficiary to protect the Trust Estate, with interest thereon at the Default Rate, as defined in the Note;

      c. Performance of the Grantor's obligations and agreements contained in this Deed of Trust, the Note, the Assignment of Rents, that certain Master Security Agreement of even date herewith between the Grantor and the beneficiary (the "Security Agreement"), the Loan Agreement and any other instrument or modifications or amendments thereof given to evidence or further secure the payment and performance of any obligation secured hereby.

      This Deed of Trust, the Note, the Assignment of Rents, the Security Agreement, the Loan Agreement, and any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby may hereafter be referred to herein as the "Loan Instruments."

      PROVIDED, HOWEVER, if the Grantor shall pay the Note secured hereby in accordance with its terms, together with interest thereon, and any renewals or extensions thereof, and any advances made by the Beneficiary for the protection of the Trust Estate, and shall comply with all of the Grantor's covenants, terms and conditions contained in this Deed of Trust, then this conveyance shall be null and void and shall be canceled of record by the Beneficiary at the request and at the cost of the Grantor.

      TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE GRANTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:








                              - 4 -



R#0202455.04

                        BK  1063  PG 344



                            EXHIBIT B
                      Permitted Exceptions


Permitted Exceptions consist of the exceptions set forth in Schedule B - Section 2 (Exceptions) in the title insurance commitment issued by Fidelity National Title Insurance Company of
Pennsylvania for this loan.












WSMAIN/205912

                        BK  1063  PG 345


                            ARTICLE I
             COVENANTS AND AGREEMENTS OF THE GRANTOR


     1.01 Payment of Secured Obligations. The Grantor covenants and agrees to pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, charges, fees and all other sums as provided in the Loan Instruments, and the principal of, and interest on, any advances made by the Beneficiary to protect the Property or the Improvements, the repayment of which is secured by this Deed of Trust.

       1.02 Maintenance, Repair, Alterations. The Grantor covenants and agrees to keep the Trust Estate in good conditions and repair; not to remove, demolish or substantially alter (except such alterations as may be required by laws, ordinances or regulations or as may not materially adversely affect the value of the Improvements and except such non-structural demolition and renovation of tenant space as may be deemed necessary or appropriate by the Grantor in connection with preparing such space for leasing) any of the Improvements; to complete promptly and in a good and workmanlike manner any Improvements and to promptly restore in like manner any of the Improvements which may be damaged or destroyed and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alterations or improvements; not to commit or permit any waste or deterioration of the Trust Estate; to keep and maintain grounds, sidewalks, and landscape areas located on the Property in good and neat order and repair; to comply with the provisions of any lease, if this Deed of trust is on a leasehold; not to commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation or provision of any lease the violation of which could result in a termination of such leasehold. Notwithstanding the foregoing, the Grantor's obligation to repair and restore the Improvements following any casualty damage or any Condemnation (as defined in Section 1.14 below) shall be subject to the terms and provisions in Sections
1.05 and 1.14 below.

      1.03 Required Insurance. The Grantor covenants and agrees at all times to provide, maintain and keep in force (or to cause to be provided, maintained, and kept in force) the following policies of insurance:

     (a) Insurance against loss or damage to the Improvements by fire and any of the risks covered by insurance of the type now known as "special cause of loss," in an amount not less than (1) the original principal amount of the Note or (2) the full insurable value of the Improvements, including cost of the debris removal (exclusive of the cost of excavations, foundations, and footings below the lowest basement floor), whichever is greater, with not more than a $50,000 deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this subparagraph (a) shall contain the "Replacement Cost Endorsement";

      (b) Commercial general liability insurance (including coverage for elevators and escalators, if any, on the Trust Estate) on an "occurrence basis" against claims for "personal injury," including, without limitation, bodily injury, death or property damage occurring on, in or about the Trust Estate and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than $3 million for personal injury or death to any one or more








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                        BK  1063  PG 346


persons or damage to property with respect to any one or more occurrences and $4 million for all such occurrences in the aggregate;

      (c) During the course of any construction or repair of Improvements on the Property, workers' compensation insurance (including employer's liability insurance, if requested by the Beneficiary) for all employees of the Grantor engaged on or with respect to the Trust Estate in such amount as is reasonably satisfactory to the Beneficiary, or, if such limits are established by law, in such amounts;

      (d) During the course of any construction or repair of Improvements on the Property, builder's completed value insurance against those risks of loss covered by the "special cause of Loss" form, including collapse and transit coverage, during construction of such Improvements, with deductibles not to exceed $50,000, in nonreporting form, covering the total insurable value of work performed and equipment, supplies and materials furnished, with the policy of insurance to contain the "permission to occupy upon completion of work or occupancy" endorsement;

      (e) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any breakdown of any of the items referred to in this subparagraph
(e), in such amounts as are reasonably satisfactory to the Beneficiary;

      (f)   Insurance  against  loss or damage  to  the  Personal
Property by fire and other risks covered by insurance of the type now known as "special cause of loss,"

     (g) Business income insurance and/or loss of "rental value" insurance in such amounts as are reasonably acceptable to the Beneficiary; and

      (h) Such other insurance and in such amounts as may from time to time be maintained by similar businesses using prudent, commercially reasonable judgment.

     All policies of insurance required by the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer, if such an endorsement is generally obtainable from insurance companies, that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Grantor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against the Grantor.

      1.04 Delivery of Policies, Payment of Premiums. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to the Beneficiary in its sole discretion. All policies of insurance [except for that required in Section 1.03(b)] shall have attached thereto a lender's loss payable endorsement for the benefit of the Beneficiary in a form satisfactory to the Beneficiary. The grantor shall provide to the Beneficiary certificates of insurance with respect to the policies required hereunder. If requested by the Beneficiary, the Grantor shall furnish the Beneficiary with an original policy of all policies of required insurance or certified copies of such policies. If the Beneficiary consents to the Grantor providing any of the required insurance through blanket policies



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carried by the Grantor and covering more than one location,  then the Grantor shall furnish the Beneficiary with a certificate of insurance for each such policy setting forth the coverage, the limits of liability as to the Trust Estate, the name of the
carrier,  the policy number, and the expiration date.   At  least
fifteen  (15)  days prior to the expiration of each such  policy,
the   Grantor   shall  furnish  the  Beneficiary  with   evidence
satisfactory to the Beneficiary of the reissuance of continuation of a policy continuing insurance in force as required by this
Deed  of  Trust.   The  Grantor shall pay al  insurance  premiums
promptly as billed by the issuing insurance companies, and in any event prior to delinquency; and the Grantor shall furnish the Beneficiary with evidence satisfactory to the Beneficiary of the timely payment of such insurance premiums. To the extent such endorsements can be generally obtained from insurance companies, all such policies shall contain a provision that such policies will not be canceled including any reduction in the scope or limits of coverage) without at least thirty (30) days prior written notice to the Beneficiary. In the event the Grantor fails to provide, maintain, keep in force or deliver and furnish to the Beneficiary the polices of insurance required by this Deed of Trust, the Beneficiary may procure such insurance or single-interest insurance for such risks covering the Beneficiary's
interest.   The  Grantor will pay all premiums  thereon  promptly
upon demand by the Beneficiary. Until the Grantor makes such payment, the amount of all such premiums, together with interest thereon at the Default Rate, shall be secured by this Deed of Trust.

      Upon written request by the Beneficiary, the Grantor shall deposit with an escrow agent selected by the Beneficiary (such party being hereinafter referred to as the "Escrow Agent") in monthly installments an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust in order to accumulate sufficient funds to pay such premiums 30 days prior to their due date. In such case, should the Grantor fail to deposit sums sufficient to fully pay such insurance premiums at least thirty
(30) days before delinquency thereof, the Beneficiary may, at the Beneficiary's election (but shall not be obligated to), advance any amounts required to make up the deficiency. Such advances, if any, shall be secured hereby and, together with interest thereon, shall be repayable to the Beneficiary in like manner as herein elsewhere provided for the repayment on sums advanced by the Beneficiary to pay insurance premiums. At the option of the Beneficiary, if the Grantor has failed to deposit sufficient funds to fully pay such insurance, the Beneficiary instead may, without making any advance whatever, apply any sums held by the Escrow Agent upon any obligation of the Grantor secured hereby following the occurrence of an Event of Default. Should any Event of Default (as hereinafter defined) occur or exist on the part of the Grantor in the payment or performance of any of the Grantor's obligations under the terms of the Loan Instruments, the Beneficiary may apply any sums or amounts in its hands received as rents or income of the Trust Estate, or otherwise, upon any indebtedness or obligation of the Grantor secured hereby in such manner and order as the Beneficiary may elect. The receipt, use or application of any such sums paid by the Grantor to the Escrow Agent hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of the Beneficiary or the Trustee under the terms of the Loan Instruments or any of the obligations of the Grantor.

      The Grantor further agrees, upon the Beneficiary's request, to cause originals or true and complete copies of all bills, statements and other documents relating to the foregoing insurance premiums to be sent or mailed directly to the Beneficiary. Upon receipt of such bills, statements or other documents, and provided the Grantor has deposited sufficient funds pursuant to this Section 1.04, the Escrow Agent, upon instructions from the Beneficiary, shall pay such amounts as may be due thereunder out of the funds so deposited. If at any time and for any reason such funds are or will be insufficient to


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pay  such  amounts  as  may  then or  subsequently  be  due,  the
Beneficiary shall so notify the Grantor, and the Grantor shall immediately deposit an amount equal to such deficiency with the Escrow Agent. Notwithstanding the foregoing, nothing contained herein shall cause the Beneficiary or the Escrow Agent to be obligated to pay any amounts in excess of the amount of funds deposited with the Escrow Agent pursuant to this Section 1.04. The Escrow Agent may commingle the reserve with its own funds, and the Grantor shall be entitled to no interest thereon.

      1.05 Insurance Proceeds. After the happening of any casualty to the Trust Estate or any part thereof, the Grantor shall give prompt written notice thereof to the Beneficiary and shall, whether or not any insurance proceeds are available or adequate for such purpose and regardless of the dollar amount of such damage or loss, with reasonable diligence, at the Grantor's own sole cost and expense, repair, restore or reconstruct the Improvements or the portion thereof so damaged.

      (a) In the event of any damage or destruction of the Improvements, the Beneficiary shall have the option in its sole discretion of applying all or part of the insurance proceeds (i) to any indebtedness secured hereby and in such order as the Beneficiary may determine, or (ii) to the restoration of the Improvements, or (iii) to the Grantor.

      (b) In the event of such loss or damage, all proceeds of insurance shall be payable to the Beneficiary. The Grantor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to the Beneficiary. The Grantor hereby authorizes and empowers the Beneficiary to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.

      (c) The Grantor's obligation under this Deed of Trust to repair and restore the Trust Estate following any casualty damage shall be limited to the extent that, pursuant to Section 1.05(a) above or any other Loan Instrument, the Beneficiary elects not to make the insurance proceeds available to the Grantor to fund such repair and restoration. Except to the extent that insurance proceeds are received by the Beneficiary and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to excuse the Grantor from repairing or maintaining the Trust Estate as provided in Section 1.02 hereof or restoring all damage or destruction to the Trust Estate, regardless of the availability or sufficiency of insurance proceeds.

      (d) The application or release by the Beneficiary of any insurance proceeds pursuant to this Deed of Trust shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

     1.06 Assignment of Policies upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of the Grantor in and to all policies of insurance required by this Deed of Trust, including refunds of premiums thereon, (unless insurance is provided by a so-called "blanket" policy covering multiple property locations) shall inure to the benefit of and pass to the successor in interest to the Grantor or the purchaser or grantee of the Trust Estate. To the extent that the policies will not permit such rights and benefits to pass automatically, the Grantor shall execute such documentation (and forward such refunds of premiums for such policies) to effectuate the intent of this Section.



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     1.07  Indemnification; Subrogation; Waiver of Offset.

      (a)   If the Beneficiary is made a party defendant  to  any
proceeding  or litigation concerning this Deed of  Trust  or  the
Trust Estate or any part thereof or interest therein, or the occupancy thereof by the Grantor, then the Grantor shall indemnify, defend and hold the Beneficiary and the Trustee harmless from all liability by reason of such proceeding or litigation, including attorneys' fees and expenses incurred by the Beneficiary or the Trustee in any such proceeding or litigation, whether or not any such proceeding or litigation is prosecuted to judgment. If the Beneficiary or the Trustee commences an action against the Grantor to enforce any of the terms hereof or because of the breach by the Grantor of any of the terms hereof, or for the recovery of any sum secured hereby, the Grantor shall pay to the Beneficiary or the Trustee, as the case may be, attorneys' fees and expenses. The right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment or otherwise completed. If the Grantor breaches any term of this Deed of Trust, the Beneficiary or the Trustee may employ an attorney or attorneys to protect its rights hereunder. In the event of such employment following any breach by the Grantor, the Grantor shall pay the Beneficiary or the Trustee, as the case may be, attorneys' fees and expenses incurred by such party, whether or not an action is actually commenced against the Grantor by reason of such breach.

      (b) The Grantor waives any and all right to claim or recover against the Trust and the Beneficiary, its officers, employees, agents and representatives, for loss of or damage to the Grantor, the Trust Estate, the Grantor's property or the property of others under the Grantors control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

     (c) All sums payable by the Grantor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction. The obligations and liabilities of the Grantor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to the Beneficiary or the Grantor, or any action taken with respect to this Deed of Trust by any trustee or receiver of the Beneficiary or the Grantor, or by any court, in any such proceeding; (v) any claim which the Grantor has, or might have, against the Beneficiary; (vi) any default or failure on the part of the Beneficiary to perform or comply with any of the terms hereof or of any other agreement with the Grantor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Grantor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein and to the extent waivable by the Grantor, the Grantor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any sum secured hereby and payable by the Grantor.




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     1.08  Taxes and Impositions.

     (a) Subject to its obligations under Section 1.08(e) below, the Grantor agrees to pay, at least ten days prior to delinquency, all applicable real property and personal property taxes and assessments, general and special; all applicable payments in lieu of taxes; and all other applicable taxes, fees and assessments of any kind or nature whatsoever (including, without limitation, nongovernmental review or assessments such as maintenance charges; owner association dues, charges or fees; levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any Personal Property, equipment or other facility used in the operation or maintenance thereof (all of which taxes, assessments and other governmental and nongovernmental charges of like nature are hereinafter referred to as "Impositions"). If, by law, any such Imposition is payable, of may, at the option of the taxpayer, be paid in installments, the Grantor may pay the same, together with any accrued interest on the unpaid balance of such Impositions, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

      (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Imposition payable by the Grantor pursuant to subparagraph (a) hereof, or (ii) a license, fee, tax or assessment imposed on the Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in subparagraph (a) hereof. The Grantor shall pay and discharge such Impositions as herein provided with respect to the payment of other Impositions. Anything to the contrary herein not withstanding, the Grantor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on the Beneficiary or on the obligations secured hereby.

     (c) Subject to the provisions of Section 1.08(d) below, the Grantor covenants to furnish the Beneficiary, within thirty (30) days after the date upon which any such Imposition must be paid by the Grantor in order to avoid a delinquency, official receipts of the appropriate taxing authority, or other proof satisfactory to the Beneficiary, evidencing the payments thereof.

     (d) The Grantor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings. This right shall not be deemed or construed in any way as relieving, modifying or extending the Grantor's covenant to pay any such Imposition at the time and in the manner provided in this Section 1.08, (1) unless the Grantor gives prior written notice to the Beneficiary of the Grantor's contest of any Imposition within three (3) days of filing such contest, and (2) unless, at the Beneficiary's sole option, (i) the Grantor demonstrates to the Beneficiary's sole satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Trust Estate or any part thereof to satisfy such Imposition prior to final determination of such proceedings; or (ii) the Grantor shall furnish a good and sufficient bond or surety as requested by and satisfactory to the Beneficiary; or (iii) the Grantor shall have provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of such proceedings.

      (e) The Grantor shall pay to the Escrow Agent on the day monthly installments of principal and interest are payable under the Note, until the Note is paid in full, an amount equal to one-


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
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twelfth  of  the annual Impositions reasonably estimated  by  the
Beneficiary to pay at least thirty (30) days prior to their delinquency the installment of taxes (or payment due in lieu of taxes) next due on the Trust Estate. The Grantor further agrees to cause originals or true and complete copies of all bills, statements, and other documents relating to Impositions to be sent or mailed directly to the Beneficiary. Upon receipt of such bills, statements and other documents, and provided the Grantor has deposited sufficient funds with the Escrow Agent pursuant to this Section 1.08, the Escrow Agent, upon instructions from the Beneficiary, shall pay such amounts as may be due thereunder out of the funds so deposited. If at any time and for any reason such funds deposited are or will be insufficient to pay such amounts as may then or subsequently be due, the Beneficiary shall so notify the Grantor and the Grantor shall immediately deposit an amount equal to such deficiency with the Escrow Agent. Notwithstanding the foregoing, nothing contained herein shall cause the Beneficiary or the Escrow Agent to be obligated to pay any amounts in excess of the amount of funds so deposited pursuant to this Section 1.08. The Escrow Agent may commingle the reserve with its own funds and shall not be obligated to pay or allow any interest on any sums so held pending disbursement or application hereunder. Should the Grantor fail to deposit with the Escrow Agent sums sufficient to fully pay such Impositions at
least   thirty   (30)  days  before  delinquency   thereof,   the
Beneficiary may, at the Beneficiary's election (but shall not be obligated to), advance any amounts required to make up the deficiency. Such advances, if any, shall be secured hereby and, together with interest thereon, shall be repayable to the Beneficiary in like manner as herein elsewhere provided for the repayment on sums advanced by the Beneficiary to pay insurance
premiums.   At the option of the Beneficiary, if the Grantor  has
failed to deposit such funds sufficient to fully satisfy the Impositions, the Beneficiary instead may, without making any advance whatever, apply any sums held by the Escrow Agent upon any obligation of the Grantor secured hereby following the occurrence of an Event of Default. Should any Event of Default occur or exist on the part of the Grantor in the payment or performance of any of the Grantor's obligations under the terms of the Loan Instruments, the Beneficiary may apply any sums or amounts in its hands received as rents or income of the Trust Estate, or otherwise, upon an indebtedness or obligation of the
Grantor  secured  hereby  in  such  manner  and  order   as   the
Beneficiary may elect. The receipt, use or application of any sums paid by the Grantor to the Escrow Agent hereunder shall not be construed to affect the maturity of any indebtedness secured by  this  Deed  of Trust or any of the rights or  powers  of  the
Beneficiary  or  the  Trustee  under  the  terms  of   the   Loan
Instruments or any of the obligations of the Grantor under any of the Loan Instruments.

      (f) The Grantor covenants and agrees not to suffer, permit or initiate the joint assessment of the real and personal property herein described as the Trust Estate with any other real and personal property of the Grantor or any other procedure whereby the lien of the real property and personal property taxes shall be assessed, levied or charged to the Trust Estate and other real and personal property of the Grantor as a single lien. The Grantor agrees to furnish to the Beneficiary documentation establishing to the Beneficiary's satisfaction that the Trust Estate is not taxed together with other real or personal property.

      1.09 Utilities. The Grantor covenants and agrees to pay when due all utility charges which are incurred by the Grantor for the benefit of the Trust Estate or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.


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
                        BK  1063  PG  352


      1.10 Licenses, Permits and Authorizations. The Grantor covenants and agrees to apply for, obtain and continue in full force all licenses, authorizations and permits necessary for the operation of the Property and Improvements as a boat manufacturing facility.

     1.11 Actions Affecting Trust Estate. The Grantor covenants and agrees to appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or the Trustee, and to pay all costs and expenses (including cost of evidence of title and attorneys' fees) in any such action or proceeding in which the Beneficiary or the Trustee may appear.

      1.12 Actions By the Trustee and/or the Beneficiary to Preserve Trust Estate. Should the Grantor fail to make any payment or to do any act as and in the manner provided in any of the Loan Instruments, the Beneficiary and/or the Trustee, each in its own discretion, without notice to or demand upon the Grantor (except as may be otherwise provided herein) and without releasing the Grantor from any obligation, may (but shall not be obligated to) make or do the same in such manner and to such extent as either may deem necessary to protect to security hereof. In connection therewith (without limiting their general powers), the Beneficiary and/or the Trustee shall have, and are hereby given, the right, but not the obligation, upon the occurrence of such a failure as hereinabove described, (i) to enter upon and take possession of the Trust Estate (ii) to make additions, alterations, repairs and improvements to the Trust Estate which they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair;
(iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of the Beneficiary or the Trustee; (iv) to pay, purchase, contest, or compromise any encumbrance, claim, charge, lien or debt which in the sole judgment of either affects the security of this Deed of Trust or is prior or superior hereto (excluding easements, encroachments, leases and subleases existing as of the date of this Deed of Trust which have been disclosed to the Beneficiary); and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. the Grantor shall, immediately upon demand therefor by the Beneficiary or the Trustee, as the case may be, pay all costs and expenses incurred by such party in connection with the exercise by such party of the foregoing rights, including without limitation, costs of evidence of title, court costs, appraisals, surveys and attorneys' fees.

      1.13 Further Assurances. At any time, and from time to time, upon request by the Beneficiary, and provided the request does not increase the Grantor's obligations under the Loan Instruments, the Grantor will execute and deliver to the Beneficiary and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and or refiled at such time and in such offices and places as shall be reasonably required by the Beneficiary, any and all such other and further deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of the Beneficiary, be necessary or desirable in order to effectuate, complete or perfect , or to continue and preserve (i) the obligation of the Grantor under the Note and under this Deed of Trust and (ii) the security interest created by this Deed of Trust as a first and prior security interest upon security title in and to all of the Trust Estate, whether now owned or hereafter acquired by the Grantor. Upon any failure by the Grantor so to do, the Beneficiary may execute, record, file, re-record and/or refile any and all such deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of


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the  Grantor,  and  the Grantor hereby irrevocable  appoints  the
Beneficiary the agent and attorney-in-fact of the Grantor so to do.

      1.14 Eminent Domain. Should the Trust Estate, or any part thereof or interest therein, be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner ("Condemnation"), or should the Grantor receive any notice or other information regarding such proceeding, the Grantor shall give prompt written notice thereof to the Beneficiary.

      (a) The Beneficiary shall be entitled to all compensation, awards and other payments or relief for Condemnation to the extent of the outstanding indebtedness and unpaid interest thereon and all other sums secured by this Deed of Trust. The Beneficiary shall be entitled, at its option, to commence, appear in and prosecute in its own name any action or proceedings (and shall also be entitled to make any compromise or settlement) in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds awarded to the Grantor (the "Proceeds") are hereby assigned to the Beneficiary. The Grantor covenants and agrees to execute such further assignments of the Proceeds as the Beneficiary or the Trustee may require.

      (b) In the event any portion of the Trust Estate is so taken or damaged, the Beneficiary shall have the option, in its sole and absolute discretion (with or without causing the entire indebtedness evidenced by the Note to be accelerated) to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such Proceeds, upon any indebtedness secured hereby and in such order as the Beneficiary may determine, or (without accelerating the indebtedness) to apply all such Proceeds after such deductions, to the restoration of the Trust Estate upon such conditions as the Beneficiary may determine.

      (c) If less than the entire Trust Estate is taken in the Condemnation and if the Trust Estate remaining after the Condemnation is capable of being repaired and restored to an architectural, functional and economic whole, the Grantor shall, at the Grantor's cost and expense, so repair and restore the remaining portion of the Trust Estate with reasonable diligence; provided, however, the Grantor's obligation under this Deed of Trust to repair and restore the remaining portion of the Trust Estate following any Condemnation shall be limited to the extent that, pursuant to Section 1.14(b) above or any other Loan Instrument, the Beneficiary elects not to make the proceeds available to the Grantor to fund such repair and restoration.

      (d) The application or release by the Beneficiary of any Condemnation Proceeds pursuant to this Deed of Trust shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

      1.15 Additional Security. In the event the Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently with or after a sale made hereunder.

      1.16   Appointment of Successor Trustee.   The  Beneficiary
shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint his


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successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in  the
State  of  North  Carolina.   In  the  event  of  the  death   or
resignation  of  the Trustee herein named, the Beneficiary  shall
have   the  right  to  appoint  his  successor  by  such  written
instrument.   Any Trustee so appointed shall be vested  with  the
title to the Trust Estate and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though he were named herein as the Trustee.

       1.17    Inspections.   The  Beneficiary,  or  its  agents,
representatives or workers are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the Trust Estate and performing any of the acts it is authorized to perform under the terms of any of the Loan Instruments. The Beneficiary and its agents, however, shall conduct such inspections in such a manner that does not interfere unreasonably with any tenant's operations and in accordance with the terms of all leases affecting or encumbering the Trust Estate.

      1.18 Liens. The Grantor covenants and agrees to pay and promptly discharge, a t the Grantor's cost and expense, all liens, encumbrances and charges upon the Trust Estate, or any part thereof or interest therein. The existence of any mechanic's laborer's, materialman's, supplier's or vendor's lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract which is the foundation thereof and if such contract does not postpone payment for more than sixty (60) days after the performance thereof. The Grantor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided the Grantor shall first deposit with the Beneficiary a bond or other security satisfactory to the Beneficiary in such amounts as the Beneficiary shall reasonably require (but not more than one and one-half (1-1/2) times the amount of the claim) and provided further that the Grantor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If the Grantor shall fail to discharge any such lien, encumbrance or charge or provide such reasonable security, then, in addition to any other right or remedy of the Beneficiary, the Beneficiary may (but shall not be obligated to) discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. The Beneficiary shall be entitled to recover from the Grantor all expenses it incurs in discharging such a lien (including, but not limited to, its attorneys' fees), in addition to the amount paid by the Beneficiary for such discharge.

      1.19 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of the Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any remainder of the Trust Estate, the Trustee may (i) release or reconvey any part of the Trust Estate, (ii) consent in writing to the recording of any map or plat thereof, (iii) join in granting any easement with respect to the Trust Estate, (iv) or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     1.20 Beneficiary's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, if any, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security



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                        BK  1063  PG  355


for the full amount of all unpaid obligations, the Beneficiary may, from time to time and without notice, (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey (or cause to be released or reconveyed at any time at the Beneficiary's option) any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, (vi) make compositions or other arrangements with debtors in relation thereto or (vii), as provided herein, advance additional funds to protect the security hereof or pay discharge the obligations of the Grantor hereunder, or under the Loan Instruments, and all amounts so advanced, with interest thereon, at the Default Rate, shall be secured hereby. The Grantor consents that the provisions of N.C. Gen. Stat. 45-
45.1 or any similar statute hereafter enacted in replacement or in substitution thereof shall be inapplicable to this Deed of Trust.

      1.21   Operating  Statements;  Financial  Statements.   The
Grantor will cause to be delivered to the Beneficiary financial information and reports required by the Loan Agreement.

      1.22 Filings and Recordings. The Grantor covenants and agrees to promptly cause this Deed of Trust and the Assignment of Rents and any supplements, amendments, or modifications thereto and financing statements and continuation statements under the Uniform Commercial Code and other instruments with respect thereto to be filed, registered and recorded (and when and if necessary to be refiled, re-registered or re-recorded) in such place or places as may be required by any law in order to create, perfect or protect the lien of (and security interest created by) this Deed of Trust, the Security Agreement and Assignment of Rents; to protect the validity thereof to publish notice thereof and to protect and maintain the estate, right, interest, claim and demand of the Beneficiary in, to and under the Trust Estate, the Rents and Leases described in the Assignment of Rents and the Collateral described in the Security Agreement.

      1.23 Trade Names. At the request of the Beneficiary, the Grantor shall execute a certificate in form satisfactory to the Beneficiary listing the trade names under which the Grantor intends to operate the Trust Estate, and representing and warranting that the Grantor does business under no other trade names with respect to the Trust Estate. The Grantor shall promptly notify the Beneficiary in writing of any change in these trade names, and will, upon request of the Beneficiary, execute any additional financing statements and other certificates revised to reflect the change in trade name.

      1.24 Leases. The Grantor shall not lease the Trust Estate to any third party without the Beneficiary's prior written consent.

     1.25  Hazardous Materials.

      (a) The Grantor warrants and covenants (1) that the Property does not contain and that the Grantor will not cause or permit the property to contain (i) asbestos in any form; (ii) urea formaldehyde foam insulation (iii) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million; or
(iv) except as disclosed in any schedule to the Loan Agreement, any other chemical, material, or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited, or regulated by any federal, state, county, regional, local, or other governmental authority (except for chemicals,

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                        BK  1063  PG  356


materials or substances used, stored and disposed of in a manner required by applicable laws and regulations) or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Property or the owners of property adjacent to the Property (such substances described in (i), (ii),
(iii)  and  (iv)  above  are referred to collectively  herein  as
"Hazardous Materials"); (2) that the Property is not now being used nor has ever been used for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Hazardous Materials; (3) that neither the Property nor the Grantor is subject to any existing, pending, or threatened investigation or inquiry by any governmental authority, or any remedial obligations under any applicable laws, rules, or regulations pertaining to health or the environment. The Grantor shall not install, store, use, treat, transport or dispose (or permit or acquiesce in the installation, storage, use, treatment, transportation or disposal by the Grantor, its agents, employees, independent contractors or tenants) on the Property of any Hazardous Materials. In the event of any such installation, storage, use, treatment, presence, transportation or disposal, whether prior to or during the term of the loan secured by this Deed of Trust, and whether by the Grantor or any predecessor in title, the Grantor promptly shall remove any such Hazardous Materials if the presence of such Hazardous Materials is violative of applicable law, or otherwise comply with the regulations or orders of such authority, all at the expense of the Grantor. If the Grantor shall fail to proceed with such removal or otherwise comply with such regulations or orders promptly, the Beneficiary may declare the indebtedness secured hereby to be in default or the Beneficiary (without regard to any applicable cure period provided for herein) may (but shall not be obligated to) do whatever is necessary to eliminate such Hazardous Materials from the Property or otherwise cure any violation of the applicable regulation or order, and the cost thereof shall constitute additional indebtedness secured hereby and shall become immediately due and payable without notice, and with interest thereon at the Default Rate. The
Grantor shall give to the Beneficiary and its agents and employees access to the Property for such purposes and hereby specifically grants to the Beneficiary a license to remove the Hazardous Materials or otherwise cure any such violation. The Grantor and its general partners (if the Grantor is a partnership) shall indemnify the Beneficiary and hold the Beneficiary harmless from and against all loss, damage, and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of claims) that the Beneficiary may incur as a result of or in connection with the assertion against the Beneficiary of any claims, actions or violations relating directly or indirectly, in whole or in part, to the presence or removal of any Hazardous Materials on the Property, or relating to any activity on or off the Property, whether prior to or during the term of the loan secured by this Deed of Trust, and whether such activity was carried on by the Grantor or any predecessor in title or any employees, agents, contractors or third parties, if such activity involved Hazardous Materials, in whole or in part, directly or indirectly, or was in violation of any federal, state, or local laws, rules regulations or orders relating thereto.

      (b) The representations, warranties and covenants of the Grantor in Section 1.25(a) above specifically exclude Hazardous Materials in the form of normal and customary janitorial cleaning supplies and fluids stored and used in the Improvements in connection with the maintenance and cleaning of the Improvements, normal and customary office supplies and equipment stored and used in the Improvements in connection with the operation of tenant businesses therein and heating oil stored and used in the Improvements.



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                        BK  1063  PG  357

      (c) The Grantor shall promptly notify the Beneficiary in writing of any order or pending or threatened action by any regulatory agency or other governmental body, or any claims made by any third party, relating to Hazardous Materials on, or emanating from, the Property, and shall promptly furnish the Beneficiary with copies of any correspondence or legal pleadings in connection therewith.

     In addition, the Beneficiary shall have the right (but shall not be obligated) to notify any state, federal or local governmental authority of information which may come to its attention with respect to Hazardous Materials on or emanating from the Property. The Grantor irrevocably releases the Beneficiary from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly any such disclosure.

      (d) The liability of the Grantor and its general partners (if the Grantor is a partnership) to the Beneficiary under the covenants of this Section is not limited by any exculpatory provision in the Note, this Deed of Trust or in any other of the Loan Instruments and shall survive any foreclosure of this Deed of Trust or any transfer of the property by deed in lieu of foreclosure.

      (e) At any time during the term of this Deed of Trust, but no more than once in any calendar year (unless the Beneficiary has reasonable cause for suspecting the presence of Hazardous Materials on the Trust Estate or unless an Event of Default has occurred and is continuing), the Beneficiary may require the Grantor to cause to be performed, at the expense of the Grantor, an inspection or audit of the Property by a qualified consultant approved by the Beneficiary, to furnish to the Beneficiary a written report thereon by the consultant opining as to the presence or absence of Hazardous Materials, or to permit the Beneficiary to so inspect or audit the Property at the Grantor's expense. The Grantor hereby grants the Beneficiary, its employees, agents and independent contractors, the right to enter upon the Property upon reasonable notice for the purpose of conducting tests and soil borings, installing monitoring wells, and conducting such other tests as the Beneficiary deems necessary or desirable.

      (f) If the Property or any of the Improvements now or hereafter contains any material or product containing more than
0.1 percent asbestos by weight, the Grantor shall prepare, implement, and comply with, on an ongoing basis, a written asbestos operations and maintenance program prepared by a qualified environmental consultant. Such program shall be designed to assure that (i) all persons are protected from any release of asbestos fibers, and (ii) asbestos fibers are not distributed or released on the Property during maintenance, repairs, alterations or improvements.

                           ARTICLE II
             ASSIGNMENT OF RENTS, ISSUES AND PROFITS


      2.01 Assignment of Rents. The Grantor hereby assigns and transfers to the Beneficiary all the Rents, as hereinbefore defined, of the Trust Estate, and hereby gives to and confers upon the Beneficiary the right, power an authority to collect such Rents. The Grantor irrevocably appoints the Beneficiary its true and lawful attorney-in-fact, at the option of the Beneficiary at any time and from time to time following an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Grantor or the Beneficiary, for all such Rents and apply the same to the indebtedness secured hereby. The



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Grantor shall have the right to collect such Rents (but not  more than  one month in advance) prior to or at any time there is  not
an  Event  of  Default  under any of the Loan  Instruments.   The
assignment of the Rents of the Trust Estate in this Article II is intended to be an absolute, present assignment from the Grantor to the Beneficiary and not merely the passing of a security interest. The Grantor hereby assigns absolutely the Rents to the Beneficiary contingent only upon the occurrence of an Event of Default under any of the Loan Instruments.

      2.02 Assignment of Leases. The Grantor agrees to (and hereby does) assign and transfer to the Beneficiary as additional security for the payment of the indebtedness secured hereby, all present and future leases upon all or any part of the Trust Estate and to execute and deliver, at the request of the
Beneficiary, all such further assurances and assignments in the Trust Estate as the Beneficiary shall from time to time reasonably require. In the event the Grantor, as additional security has sold, transferred and assigned, or may hereafter sell, transfer and assign, to the Beneficiary, its successors and assigns, any interest of the Grantor as lessor in any lease or leases, the Grantor expressly covenants and agrees that the Grantor, as lessor under such lease or leases so assigned, shall perform and fulfill all terms, covenants, conditions and provisions in such lease or leases, or any of them, on the Grantor's part to be performed or fulfilled, at the times and in the manner in such lease or leases provided. In the event of an explicit conflict between the provisions hereof and the provisions of the Assignment of Rents, the Deed of Trust shall control.

      2.03 Assignment of Security Deposits. The Grantor hereby assigns to the Beneficiary all security deposits, if any, received by the Grantor or any agent of the Grantor relative to the Trust Estate. Prior to an Event of Default hereunder and demand by the Beneficiary for delivery of such security deposits to it or its designee, the Grantor shall maintain the security deposits in a separate, identifiable account with a bank acceptable to the Beneficiary. Upon delivery of such security deposits to the Beneficiary, the Beneficiary shall hold such deposits pursuant to the terms of the leases in respect of which such deposits were obtained by the Grantor. In no event shall the Beneficiary be liable to any lessee of any part of the Trust Estate for the return of any security deposit in any amount in excess of the amount delivered to the Beneficiary by the Grantor. Any security deposits held by the Beneficiary shall not bear interest.

      2.04 Collection Upon Default. Upon any Event of Default under any of the Loan Instruments, the Beneficiary may, at any time without notice, either in person, by agent or by a receiver appointed by a court and without regard to the adequacy of any security for the indebtedness hereby secured, (1) enter upon and take possession of the Trust Estate, or any part thereof, (2) in its own name sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, and in such order as the Beneficiary may determine. The collection of the Rents or the entering upon and taking possession of the Trust Estate, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.

      2.05 Beneficiary's Right of Possession in Case of Default. Upon the occurrence of an Event of Default, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after the sale thereunder, forthwith, upon demand of the Beneficiary, the


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                         BK 1063  PG 359


Grantor shall surrender to the Beneficiary and the Beneficiary shall be entitled to take actual possession of the Trust Estate or any part thereof personally, or by its agent or attorneys, as for condition broken. In such event the Beneficiary in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Trust Estate, together with all documents, books, records, papers and accounts of the Grantor or the then owner of the Trust Estate relating thereto, and may exclude the Grantor, its agents or servants, wholly therefrom and may as attorney in fact or agent of the Grantor, or in its own name as the Beneficiary and under the powers herein granted , hold, operate, manage and control the Trust Estate and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns, may be deemed proper or necessary to enforce the payment or the security of Rents of the Trust Estate, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power:

      (a) to cancel or terminate any lease or sublease for any cause or on any ground which would entitle the Grantor to cancel the same;

      (b) to elect to disaffirm any lease of sublease which is then subordinate to the lien hereof;

      (c) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon the Grantor and all persons whose interests in the Trust Estate are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the mortgage indebtedness, satisfaction of any foreclosure decree, or issuance of any deed to any purchaser;

      (d) to make all necessary or proper repairs, decorating, renewals replacements, alterations, additions, betterments and improvements to the Trust Estate as it may deem judicious;

      (e)   to  insure  and  reinsure  the  same  and  all  risks
incidental   to  the  Beneficiary's  possession,  operation   and
management thereof; and

     (f)  to receive all of such Rents.

      The Grantor hereby grants full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to the Grantor (except as otherwise provided herein).

      The Beneficiary shall not be obligated to perform or discharge (nor does it hereby undertake to perform or discharge) any obligation, duty or liability under any leases. The Grantor shall and does hereby agree to indemnify and hold the Beneficiary harmless of and from any and all liability, loss or damage which it may or might incur under such leases or under or by reason of the


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                        BK  1063  PG  360


assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in such leases. Should the Beneficiary incur any such liability, loss or damage, under such leases or under or by reason of assignment thereof, or in the defense of any claims or demands, the amount thereof, including cots, expenses and reasonable attorney's fees, shall be secured hereby, and the Grantor shall reimburse the Beneficiary therefor promptly upon demand.

      2.06 Application of Income Received by the Beneficiary. The Beneficiary, in the exercise of the rights and powers hereinabove conferred upon it by Sections 2.01, 2.04 and 2.05 hereof, shall have full power to use and apply the Rents of the Trust Estate to the payment of or on account of the following, in such order as the Beneficiary may determine:

      (a) to the payment of the operating expenses of the Trust Estate, including cost of management and leasing thereof (which shall include reasonable compensation to the Beneficiary and its agent or agents, if management be delegated to an agent or agents, and shall also include reasonable and customary lease commissions and other reasonable and customary compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, subsequent claims for damages which arise (if any), and premiums on insurance hereinabove authorized;

     (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Trust Estate;

      (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Trust Estate, and of placing the Trust Estate in such condition as will, in the reasonable judgment of the Beneficiary, make it readily rentable;

      (d) to the payment of any indebtedness secured hereby, in such order as the Beneficiary shall determine in its sole discretion.

                           ARTICLE III
                       SECURITY AGREEMENT


      3.01 Creation of Security Interest. The Grantor hereby grants to the Beneficiary a security interest in the Personal Property, as hereinbefore defined, including without limitation, any and all property of similar type or kind, and any replacements or renewals thereof, for the purpose of securing all obligations of the Grantor contained in any of the Loan Instruments. This Deed of Trust constitutes a Security agreement as that term is used in the Uniform Commercial Code of North Carolina (the "Uniform Commercial Code"). In the event of an explicit conflict between the provisions hereof and the provisions of any separate security agreement with respect to the personal property described herein, this Deed of Trust shall control.

      3.02   Warranties,  Representations and  Covenants  of  the
Grantor Respecting the Personal Property. The Grantor hereby warrants, represents and covenants as follows:



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                        BK 1063  PG  361


      (a) Except for the security interest granted hereby, the Grantor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner (or lessee in the case of Personal Property leased by the Grantor) of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. The Grantor will notify the Beneficiary of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

      (b) The Grantor will not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of the Beneficiary, except as permitted under Section 3.02(d) below and except as permitted in the Security Agreement.

      (c) The Personal Property is not used or bought for personal, family or household purposes.

      (d) The Personal Property will be kept on or at the Property. The Grantor will not remove the Personal Property from the Property without the prior written consent of the Beneficiary, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Grantor with new items of equal or greater quality.

      (e) The Grantor has its principal place of business in the State of North Carolina, and the Grantor will immediately notify the Beneficiary in writing of any change in its principal place of business as set forth in the beginning of this Deed of Trust.

      (f) At the request of the Beneficiary, the Grantor will execute one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code in form satisfactory to the Beneficiary, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Beneficiary to be necessary.

      (g) All covenants and obligations of the Grantor contained herein relating to the Trust Estate shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

                           ARTICLE IV
                      REMEDIES UPON DEFAULT

     4.01  Events of Default.   Any of the following events shall
be deemed an Event of Default hereunder.

     (a) Default in the payment of any installment of principal and/or interest on the Note or any other sum secured hereby when due, provided, however, the failure to make such payment when due shall not constitute an Event of Default hereunder until after the passage of ten (10) calendar days from the date on which such payment is due;

     (b) The Grantor, or any general partner of the Grantor, (1) shall file a voluntary petition in bankruptcy or shall benefit from or be subject to any order for relief entered by any court of insolvency, or shall file any petition or answer seeking or acquiescing in any reorganization,



                             - 21 -


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
                        BK  1063  PG 362


arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; (2) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of the Grantor, or any general partner of the Grantor, or of all or any part of the Trust Estate, or of any or all of the Rents thereof; of (3) shall make any general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due;

      (c) A court competent jurisdiction shall enter an order, judgment, or decree approving a petition filed against the Grantor, or any general partner of the Grantor, seeking any reorganization, dissolution or similar relief under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relied for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver or liquidator of the Grantor, or any general partner of the Grantor, or of all or any part of the Trust Estate, or of any or all of the Rents thereof, shall be appointed without the consent or acquiescence of the Grantor, or any general partner of the Grantor, an such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

      (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Trust Estate, or any judgment involving monetary damages shall be entered against the Grantor, or any general partner of the Grantor, which shall become a lien on the Trust Estate or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded satisfied, vacated or stayed within sixty (60) days after its entry or levy;

      (e) Except as otherwise provided below, the Grantor shall voluntarily or involuntarily, directly or indirectly, without the prior written consent of the Beneficiary, (i) sell, transfer or convey (including, without limitation, by way of mortgage or deed of trust) the Trust Estate or any portion thereof or interest therein, (ii) change, or permit or suffer any change in, the ownership (legal or beneficial), composition or form of business association of the legal entity constituting the Grantor, except for transfers of any limited partnership interest therein, (iii) execute a contract of sale or record a condominium declaration affecting the Trust Estate or any portion thereof or interest therein (legal or beneficial), (iv) permit any other financing to be secured by the Trust Estate or any portion thereof or interest therein (legal or beneficial), (v) change the nature of the use of the Trust Estate. The Grantor acknowledges and agrees that the Beneficiary may require, as a condition to granting its consent to any of the foregoing, the payment of a transfer fee and/or that the Loan Instruments be modified so as to increase the Interest Rate on the Note, alter the maturity of the Note, or both.

      (f) Failure to maintain hazard insurance with respect to the Trust Estate as required in this Deed of Trust.

      (g)   There has occurred a breach of or default  under  any
other    term,   covenant,   agreement,   condition,   provision,
representation or warranty in this Deed of Trust or under any term,


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
                       BK   1063  PG  363


covenant, agreement, condition, provision, representation or warranty contained in any of the other Loan Instruments or any part thereof, whether or not referred to in this Section 4.01 and such default has continued for a period of thirty (30) days after the Beneficiary's written notice of default to the Grantor.

     (h) The furnishing by the Grantor to the Beneficiary of any document or statement (including a financial or operating statement) which contains any untrue and materially adverse statement of a material fact, or which omits a material fact, necessary to make the statements made, in light of the circumstances in which they were made, not misleading.

      4.02 Acceleration upon Default, Additional Remedies. In the event of any Event of Default, the Beneficiary may declare all indebtedness secured hereby to be due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter, the beneficiary may:

      (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, (i) enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of the Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or part thereof or interest therein, increase the income therefrom or protect the security hereof, and (ii) with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents thereof, including those Rents past due and unpaid and apply the same, less costs and expenses of operation and collection (including attorneys' fees), upon any indebtedness secured hereby, all in such order as the Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of the Rents and the application thereof as aforesaid shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default. Notwithstanding the continuance in possession of the Trust Estate or the collection, receipt and application of the Rents, the Trustee or the Beneficiary shall be entitled to exercise every right provided for in any of the Loan Instruments or by law upon occurrence of any Event of Default, including the right to exercise the power of sale, as authorized by law;

      (b) Commence an action to foreclose this Deed of Trust (or cause the Trustee to foreclose this Deed of Trust by power of sale), appoint a receiver, or specifically enforce any of the covenants hereof;

      (c) Exercise any or all of the remedies available to a secured party under the Uniform Commercial Code, including, but not limited to:

     (1)   Either  personally or by means  of  a  court-appointed
  receiver, take possession of all or any of the Personal Property and exclude therefrom the Grantor and all others claiming under the Grantor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Grantor in respect to the Personal Property or any part thereof. In the event the Beneficiary demands or attempts to take possession of the Personal Property in the exercise of any rights under any of the Loan Instruments, the Grantor promises and agrees to promptly turn over and deliver complete possession thereof to the Beneficiary;


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     (2)  Without notice to or demand upon the Grantor, make such
  payments  and  do  such  acts  as  the  Beneficiary  may   deem
  necessary to protect its security interest in the Personal Property, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

     (3) Require the Grantor to assemble the Personal Property or any portion thereof, at a place designated by the Beneficiary, and promptly to deliver such Personal Property to the Beneficiary or to an agent or representative designated by it. The Beneficiary and its agents and representatives shall have the right to enter upon any or all of the Grantor's premises and property to exercise the Beneficiary's rights hereunder;

     (4) Sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as the Beneficiary may determine. The Beneficiary may be a purchaser at any such sale;

     (5) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Beneficiary shall give the Grantor at least ten (10) days prior written notice at the address specified in or pursuant to this Deed of Trust of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice shall be mailed to the Grantor in the manner set out in Section 5.06 of this Deed of Trust.

       (d) Upon the acceleration of the maturity of the indebtedness as herein provided, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale (including sale under the power of sale) by the Trustee, shall constitute an evasion of the prepayment terms of the Note and be deemed to be a voluntary prepayment thereunder. Any such payment, to the extent permitted by applicable law, will therefore include the additional payment (if any) required under the prepayment privilege contained in the Note. In no event shall the amount due pursuant to this paragraph exceed the maximum non-usurious amount permitted by applicable law.

      4.03 Foreclosure by Power of Sale. Should the Beneficiary elect to foreclosure by exercise of the power of sale herein contained, the Beneficiary shall notify the Trustee and shall deposit with the Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as the Trustee may require.

      Upon application of the Beneficiary, it shall be lawful for and the duty of the Trustee, and he is hereby authorized and empowered, to expose to sale and to sell the Property and the Improvements (either in whole or in separate parcels and in such order as the Trustee may determine), and the Personal Property at public auction for cash. After having first compiled with all applicable requirements of North Carolina law with respect to the exercise of powers of sale contained in deeds of trust and upon such sale, the Trustee shall convey title to the purchaser in fee simple. After retaining from the proceeds of such sale just compensation for his services and all



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
                        BK  1063  PG  365


expenses incurred by him, including a trustee's commission not exceeding three percent (3%) of the bid, the Trustee shall apply the residue of the proceeds first to the payment of all sums expended by the Beneficiary under the terms of this Deed of Trust; second, to the payment of the Note and interest thereon secured hereby; and third, the balance, if any, to the parties entitled to such proceeds. The Grantor agrees that in the event of sale hereunder, the Beneficiary shall have the right to bid thereat. The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in the amount not to exceed ten (10%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The bid may be rejected if the deposit is not immediately made, and thereupon the next highest bidder may be declared to be the purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If the Personal Property is sold hereunder, it need not be at the place of sale. The published notice, however, shall state the time and place where such property may be inspected prior to sale. If a foreclosure proceeding is commenced by the Trustee but not completed, the Trustee's fee shall be one percent (1%) of the then-outstanding principal balance of the Note if the termination occurs prior to the first public auction sale and two percent (2%) of the then-outstanding principal balance of the Note if the termination occurs after the first public auction sale.

      Before taking any action hereunder, the Trustee may require that satisfactory indemnity be furnished for the reimbursement of all costs and expenses to which he may be put and to protect him against all liability, except liability which is adjudicated to have resulted from his negligence or willful default by reason of such action. The Trustee shall not be required to see that this Deed of Trust is recorded nor be liable for its validity or its priority as a first-priority Deed of Trust or otherwise, nor shall the Trustee be answerable for the default or misconduct or any agent or attorney appointed by him in good faith in pursuance hereof. The Trustee may act upon any instrument believed by him in good faith to be genuine and to be signed by the proper party or parties and shall not be liable for any action taken or suffered by him in reliance thereon. The Trustee shall be entitled to reasonable compensation for all services rendered in the execution of the trust hereby created. The Grantor agrees to pay all reasonable costs, expenses and liability for which the Trustee is indemnified hereunder or pursuant hereto, and until the payment thereof, the Trust Estate is hereby charged with the payment of the same in full as an obligation secured hereby. The Trustee, at any time, may consult counsel for the purposes of this trust and shall be protected in any action taken or suffered by him in accordance with the opinion of such counsel.

      The Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Estate. The notice of sale published by the Trustee shall specify the tenants to which the sale of the Trust Estate is subject. The failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Grantor as, a defense to any proceedings instituted by the Beneficiary for repayment of the Note.

     4.04 Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Beneficiary as a matter of right and without notice to the Grantor or to anyone claiming under the Grantor, and without regard to the value of the Trust Estate at such time or the interest of the Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate. The Grantor hereby irrevocably consents to such appointment and waives notice of any application thereof. Any such receiver or receivers shall have


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                        BK  1063  PG 366


all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Beneficiary in case of entry as provided in Section 4.02(a) and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate unless such receivership is sooner terminated.

       4.05 Remedies Not Exclusive. The Trustee and the Beneficiary, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other Loan Instrument or other agreement or any laws now or hereafter in force, notwithstanding some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Beneficiary's right to realize upon or enforce any other security now or hereafter held by the Trustee or the Beneficiary. The Trustee and the Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Beneficiary or the Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to the Trustee or the Beneficiary is intended to be exclusive of any other remedy herein or by law provided or preclusive of any other remedy herein or by law provided or permitted but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Instruments to the Trustee or the Beneficiary (or to which either of them may be otherwise entitled) may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary and either of them may pursue inconsistent remedies.


                            ARTICLE V
                          MISCELLANEOUS


      5.01 Governing Law. This Deed of Trust shall be governed by the laws of the State of North Carolina. In the event that any provision or clause of any of the Loan Instruments conflicts with applicable laws, such conflicts shall not affect other provisions of such Loan Instruments which can be given effect without the conflicting provision. To this end, the provisions of the Loan Instruments are declared to be severable. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

      5.02 Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder of the Note, whether or not named as the Beneficiary herein.

      5.03 Grantor's Waiver of Rights. The Grantor waives, to the extent allowed by applicable law, the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Trust Estate and
(ii) any extension of the time for the enforcement of the collection of the Note or the debt evidenced thereby or the creation or

R#0202455.04

                        BK  1063  PG 367


extension of a period of redemption from any sale made in collecting the debt. To the full extent the Grantor may do so, the Grantor agrees that the Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement,
valuation,  stay,  extension  or redemption.   The  Grantor,  the
Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Trust Estate, to the extent permitted by law, hereby waive and release all rights of redemption, valuation, appraisement, stay or execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. If any law referred to in this Section and now in force, of which the Grantor, the Grantor's heirs, devisees, representatives, successors and assigns or other persons might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section. To the extent permitted by applicable law, the Grantor expressly waives and relinquishes any and all rights and remedies which the Grantor may have or be able to assert by reason of the laws of the State of North Carolina pertaining to the rights and remedies of sureties.

      5.04 Limitation of Interest. It is the intent of the Grantor and the Beneficiary in the execution of this Deed of Trust and the Note and all other instruments securing the Note to contract in strict compilance with usury laws of the State of North Carolina governing the loan evidenced by the Note. In furtherance thereof, the Beneficiary and the Grantor stipulate and agree that none of the terms and provisions contained in the Loan Instruments shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of North Carolina governing the loan evidenced by the Note. The Grantor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note, if any, shall never be liable for unearned interest on the Note and shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of North Carolina. The provisions of the Section shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on the Note to a rate in excess of that permitted to be charged by the laws of the State of North Carolina, all such sums deemed to constitute interest in excess of the maximum permissible rate shall be applied forthwith to the reduction of the principal balance of the Note.

      5.05 Statements by Grantor. The Grantor, within ten (10) days after being given notice by mail, will furnish to the Beneficiary a written statement stating the unpaid principal of the Note and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest.

       5.06 Notices. All notices, requests or other communications provided for or permitted to be given pursuant to this Deed of Trust, the Note or the Loan Instruments (herein called a "notice") must be in writing (which includes by telephonic facsimile transmission) and shall be served by personal delivery or by depositing in the United States of America mail, postage prepaid registered, return receipt requested, and addressed to the addresses set forth below. All notices shall be effective upon personal delivery or on the third
(3rd) day after being deposited in the United

R#0202455.04

                        BK  1063  PG 368


States mail. Personal delivery may be accomplished through the use of a reputable commercial courier or air freight service or through use of a telephonic facsimile transmitter (telecopier); provided, however, notices sent by telecopy shall also be sent on the same day by one of the other methods of giving notices provided for herein. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving at least fifteen (15) days' written notice thereof, any party hereto shall have the right, from time to time, to change their respective addresses and each shall have the right to specify as its address any other address in the Untied States of America. Each notice given by telecopy shall be deemed given on the date shown on the sender's copy thereof bearing the proper "answer back code" for the telecopy number to which the notice is sent, provided such telecopy number is the correct number of the receiving party at the time such notice is sent.


     Grantor:      Fountain Powerboats, Inc.
                   Whichard's Beach Road
                   Washington, North Carolina 27889
                   Telecopy:  (919) 975-6793
                   Attention:  Reginald M. Fountain, Jr.

     Beneficiary:  General Electric Capital Corporation
                   6100 Fairview Road, Suite 1450
                   Charlotte, North Carolina  28210
                   Telecopy:  (704) 554-0726

     Trustee:      William C. Matthews, Jr.
                   Womble Carlyle Sandridge & Rice, PLLC
                   2100 First Union Capitol Center
                   150 Fayetteville Street Mall
                   Raleigh, North Carolina  27601
                   Telecopy  (919) 755-2150

     5.07 Acceptance by Trustee. The Trustee accepts this trust when this Deed of Trust duly executed and acknowledged is made a public record as provided by law.

      5.08 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

      5.09 Invalidity of Certain Provisions. If this Deed of Trust is invalid or unenforceable as to any part of the Trust Estate or any part of the debt, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt. All payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by this Deed of Trust.

R#0202455.04

                        BK  1063  PG 369


      5.10 Subrogation. To the extent that proceeds of the Note or advances under this Deed of Trust are used to pay any outstanding mortgage, deed of trust, lien, charge or prior encumbrance against the Trust Estate, such proceeds or advances have been or will be advanced by the Beneficiary at the Grantor's request, and the Beneficiary shall be suborgated to any and all rights and liens held or owned by an owner or holder of such outstanding liens, charges and prior encumbrances irrespective of whether these liens, charges or encumbrances are released.

      5.11 No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger. In such event, the Beneficiary shall continue to have and enjoy all of the rights and privileges of the Beneficiary as to the separate estates. In addition, upon the foreclosure of this Deed of Trust pursuant to the provisions hereof, any leases or subleases then existing and created by the Grantor shall not be destroyed or terminated by application of the law of merger or as matter of law or as a result of such foreclosure unless the Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of the Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless the Beneficiary or such purchaser shall give written notice thereof of such tenant or subtenant.

      5.12 Non-Waiver. The acceptance by the Beneficiary of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. The acceptance by the Beneficiary of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of the Grantor to pay the entire sum then due. The Grantor's failure to pay the entire sum then due shall be and continue to be a default notwithstanding such acceptance of such amount on account, as aforesaid. At all times thereafter and without regard to whether the entire sum then due shall have been paid (and notwithstanding the acceptance by Beneficiary thereof of further sums on account, or otherwise), the Beneficiary and the Trustee shall be entitled to exercise all rights in this instrument conferred upon them, or either of them, upon the occurrence of a default. The right to proceed with a sale under any notice of default, and election to sell, or the right to exercise any other rights or remedies hereunder, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such proceeding, election or exercise. Consent by the Beneficiary to any transaction or action of the Grantor which is subject to consent or approval of the Beneficiary hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive transaction or actions.

      5.13 Attorneys' Fees. Notwithstanding anything herein to the contrary, where this Deed of Trust requires the Grantor to pay for attorneys' fees incurred by the Beneficiary, such fees shall be calculated at such attorneys' standard hourly rates for time in fact spent, rather than on the basis of any statutory presumption.

R#0202455.04

                        BK  1063  PG 370


     IN WITNESS WHEREOF, the Grantor has executed this Deed of Trust under seal as of the day and year first above written.



                              FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                              By:  /s/ Reginald M. Fountain, Jr.
                                 _____________ President


  /s/  Blanche C. Williams
______________ Secretary


     [CORPORATE SEAL]

R#0202455.04

                        BK  1063  PG 371


NORTH CAROLINA


  CRAVEN        COUNTY

      I, Stephanie C. Crosby, a Notary Public of Craven County, North Carolina, do hereby certify that Blanche C. Williams personally came before me this day and acknowledged that [s] he is the - Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its - President, sealed with its corporate seal and attested by himself/herself as its -
Secretary.

      WITNESS my hand and notarial seal, this 31st day of December, 1996.

                                /s/ Stephanie C. Crosby
                              Notary Public


[NOTARY SEAL]


My commission expires:

  11-30-99












     North Carolina
     Beaufort County
                    The  foregoing  Certificate of  Stephanie  C.
                    Crosby

                    Notary    Public/Notaries    Public    is/are
                    certified  to be correct This   31st  day  of
                    December, 1996 at 3:16 o'clock P.M.
                                        By  /s/Judy Till
                    Register of Deeds   Ass't/Deputy Register  of
                    Deeds

R#0202455.04

                        BK  1063  PG 372




This document prepared by:
William C. Matthews, Jr.
Womble Carlyle Sandridge &  Rice, PLLC
Post Office Box 831
Raleigh, North Carolina  27602
After recording please return to the draftsman.


STATE OF NORTH CAROLINA                 )
                      )          ASSIGNMENT OF RENTS AND LEASES
COUNTY OF BEAUFORT    )


      THIS AGREEMENT OF RENTS AND LEASES (this "Assignment") made this 31st day of December, 1996, by and between FOUNTAIN POWERBOATS, INC., a North Carolina corporation (hereinafter referred to as the "Assignor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Assignee");

                           WITNESSETH:

      THAT, the Assignor, in consideration of credit extended by the Assignee, hereby conveys, transfers and assigns unto the Assignee, its successors and assigns, all the rights, interests and privileges that the Assignor as lessor has and may have in the leases now existing or hereafter made and affecting the Trust Estate (as defined and described below) or any part thereof (the "Leases") as the Leases may have been or may from time to time be hereafter modified, extended or renewed, with all rents, income and profits due and becoming due therefrom (the "Rents"). The Assignor will, on request of the Assignee, execute assignments of any future leases affecting any part of certain real property situated in Beaufort County, North Carolina and described in EXHIBIT A attached hereto and incorporated by reference (such real property, together with all improvements located thereon, hereinafter referred to as the "Trust Estate"). Notwithstanding any provision herein to the contrary, this Assignment is intended to be an absolute present assignment from the Assignor to the Assignee and not merely the passing of a security interest. The Rents and Leases are hereby assigned absolutely by the Assignor to the Assignee contingently only upon the occurrence of an Event of Default (as defined in the Deed of Trust, as defined and described below).

      This Assignment is made as additional security for the payment of a certain promissory note in the maximum principal sum of $10,000,000.00 with interest, made by the Assignor to the Assignee, dated of even date herewith (the "Note), and performance by the Assignor of its obligations and agreements contained in that certain Deed of Trust, Assignment of Rents and Security Agreement dated of even date herewith (the "Deed of Trust"), and all extensions or modifications thereof, made by the Assignor to the trustee therein named for the benefit of the Assignee, covering the Trust Estate.

      The acceptance of this Assignment and the collection of Rents or the payments under the Leases hereby assigned shall not constitute a waiver of any rights of the Assignee under the terms of the Note and the Deed of Trust. Before an Event of Default occurs under the terms of the Note and the Deed of Trust, the Assignor shall have the right to collect the Rents from the Leases and to retain, use and enjoy the Rents. Even before an Event of Default occurs, however, no Rent more than one month in advance shall be collected or accepted without the prior written consent of the Assignee. Anything to the contrary notwithstanding, the Assignor hereby assigns to the Assignee (1) any award made hereafter





R#0202465.02

                        BK  1063  PG 373

                            EXHIBIT A



TRACT I:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at a point in the southern right-of-way line of NCSR 1166 (Whichards Beach Road); said point being located the following courses and distances from a concrete monument located at the southeasternly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina (said concrete monument also being the southwesterly corner of Tract II described below): South 35- 52' 54" East 62.93 feet; South 36- 20' 33" West 30.61 feet; and South 64- 01' 09" East
16.66 feet to a point. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, along and with the southern right-of-way line of Whichards Beach Road South 64- 01' 03" East 132.39 feet to a point; thence South 64- 00' 52" East 49.07 feet to a point; thence South 64- 01' 18" East 50.66 feet to a point; thence South 64- 01' 12" East 220.27 feet to a point; thence South 64- 01' 09" East 45.61 feet to a point; thence continuing along and with the southern right-of-way line of NCSR 1166 with a curve to the right in a southeastwardly direction which has a chord bearing and distance of South 57- 55' 13" East 341.99 feet to a point; thence South 51- 52' 17" East 22.40 feet to a point; thence continuing South 51- 52' 17" East 300.00 feet to a point in the southern right-of-way line of
NCSR 1166 (all previous calls being along and with the southern right-of-way line of NCSR 1166); thence leaving NCSR 1166 South 38-00' 08" West 140.26 feet to a point; thence South 51- 52' 37" East
31.00 feet to a point; thence South 51- 52' 19" East 131.00 feet to a point; thence South 38- 00' 08" West 50.00 feet to a point; thence North 51- 59' 55" West 21.00 feet to a point; thence South 37- 59' 26" West 137.56 feet to a point; thence South 52- 57' 27" East 107.66 feet to a point; thence South 35- 48' 31" West 49.16 feet  to  a point; thence South 37- 39' 39" West 149.73 feet  to  a point; thence continuing South 37- 39' 39" West 18.38 feet to a point in a ditch; thence along and with said ditch the following courses: North 56- 10' 32" West 114.97 feet to a point; North 57-56' 27" West 120.08 feet to a point; thence North 59- 09' 12" West
105.20 feet to a point; thence North 57- 02' 11" West 105.33 feet to a point; thence North 64- 27' 40" West 506.54 feet to a point; thence North 56- 33' 24" West 99.24 feet to a point; thence North 48- 59' 54" West 220.23 feet to a point; thence North 47- 02' 51" West 145.55 feet to a point; thence North 36- 19' 37" East 158.65 feet to a point; thence North 36- 19' 33" East 51.10 feet to a point; thence North 36- 20' 24" East 24.66 feet to a point; thence North 36- 20' 24" East 24.66 feet to a point; thence North 36- 20' 20" East 100.34 feet to a point; thence North 36- 20' 41" East
166.95 feet to a point; thence with a curve to the right (which curve has radius of 20 feet, a chord bearing

                         BK 1063 PG 374


and distance of North 76- 08' 47" East 25.60 feet, and an arc distance of 27.78 feet) to the point of beginning.

Together with a perpetual non-exclusive easement for ingress, egress and regress across a 60-foot wide private right-of-way running southwardly from NCSR 1166 at point (C) in the Ottis M. Crisp line as shown on the plat entitled "Plan of Land surveyed for Jennis M. Crisp" recorded in Plat Cabinet A, Slide 42A, in the Beaufort County Registry.

TRACT II:

All that certain tract or parcel of land lying and being situate in Chocowinity Township, Beaufort County, North Carolina, and being more particularly described as follows:

Beginning at an existing concrete monument in the northern right-of-way line of NCSR 1166 (Whichards Beach Road), said concrete monument being also the southeasterly corner of the subdivision known as Harbor Estates, as shown on a plat thereof recorded in Plat Cabinet A, Slide 113A in the office of the Register of Deeds of Beaufort County, North Carolina. THENCE FROM SAID POINT OF BEGINNING BEING SO LOCATED, North 30- 36' 00" East 375.64 feet to a point; thence North 30- 36' 00" East 17.0 feet to a point in a canal; thence continuing with the canal North 48- 42' 00" East
23.43 feet to a point; thence continuing with the canal North 30-26' 00" East 476.44 feet to a point; thence North 31- 42' 00" East
427.85  feet to a point in the mean high water line of the  Pamlico
River; thence along and with the mean high water line of the Pamlico River the following courses and distances; North 71- 11' 00" East 88.88 feet to a point; thence North 78- 57' 00" East 77.78 feet to a point; thence North 51- 09' 00" East 53.88 feet to a point; thence South 21- 39' 00" East 42.48 feet to a point; thence South 55" 23' 00" East 82.19 feet to a point; thence North 65- 06' 00" East 38.64 feet to a point; thence South 45- 07' 00" East
146.64 feet to a point; thence South 59- 32' 00" East 106.73 feet to a point; thence South 65- 55' 46" East 91.98 feet to a point; thence South 87- 44' 21" East 82.14 feet to a point; thence South 83- 21' 00" East 96.80 feet to a point; thence North 78- 56' 00" East 251.10 feet to a point; thence South 63- 13' 00" East 91.37 feet to a point; thence South 63- 13' 00" East 182.56 feet to a point; thence South 63- 13' 00" East 107.00 feet to a point; thence leaving said river South 38- 18' 41 " West 21.94 feet to a concrete monument; thence continuing South 38- 18' 41" West 701.64 feet to a concrete monument; thence continuing South 38- 18' 41" West 64.72 feet to a concrete monument; thence continuing South 38- 18' 41"
West 108.03 feet to a concrete monument; thence South 38- 18' 41" West 106.26 feet to a concrete monument; thence continuing South 38- 18' 41" West 104.29 feet to a concrete monument; thence continuing South 38- 18' 41" West 102.43 feet to a concrete monument; thence South 38- 18' 41" West 127.21 feet to a concrete monument; thence South 38- 18' 41" West 35.74 feet to a concrete

                        BK  1063  PG 375



monument; thence South 38- 18' 41" West 63.98 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.54 feet to a concrete monument; thence continuing South 38- 18' 41" West 99.16 feet to a concrete monument in the northern right-of-way line of NCSR 1166; thence continuing South 38- 18' 41" West 106.40 feet to a concrete monument along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 51- 41' 19" West 100.00 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 along a curve to the left in a northwestwardly direction to a point (which curve has a chord bearing and distance of North 55- 31' 51" West 396.18 feet); thence continuing along and with the northern right-of-way line of NCSR 1166 North 62- 36' 41" West 58.52 feet to a point; thence continuing along and with the northern right-of-way line of NCSR 1166 North 63- 28' 00" West 100.00 feet to a point; ;thence continuing along and with the northern right-of-way line of NCSR 1166 North 64- 04' 00" West 470.44 feet to the point or place of beginning.

Together with all property lying between the northern property line of the above-described property, the eastern and western property line of the above-described property extended in a northeasterly direction to the mean high water line of the Pamlico River and the mean high water line of the southern shore of the Pamlico River.





























81-0242 (DV)
12/28/96
CDR/DCR
WSMAIN/205631

                        BK  1063  PG 376


to it in any court procedure involving any of the lessees under the Leases in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court and (2) any and all payments made by lessees in lieu of Rent. The Assignor hereby appoints the Assignee as its irrevocable attorney-in-fact to appear in action and/or to collect any such award or payment following an Event of Default.

      The Assignor hereby assigns to the Assignee all security deposits received by the Assignor or any agent of the Assignor in respect of any Leases. Prior to an Event of Default and demand by the Assignee for delivery of such security deposits to it or its designee, the Assignor shall maintain the security deposits as required by the Deed f Trust. After an Event of Default and upon demand by the Assignee, the Assignor shall deliver such deposits to the Assignee or its designee. Upon delivery of such security deposits to the Assignee, the Assignee shall hold such deposits pursuant to the terms of the Leases in respect of which such deposits were obtained by the Assignor. In no event, however, shall the Assignee be liable under any Lease of any part of the Trust Estate for the return of any security deposit in any amount in excess of the amount delivered to the Assignee by the Assignor. Any security deposits delivered to and held by the Assignee shall not bear interest.

      The Assignor, upon the occurrence of an Event of Default, hereby authorizes the Assignee, at its option, to enter and take possession of the Trust Estate; to manage and operate the Trust Estate; to collect all or any Rents accruing therefrom and from the Leases; to let the Trust Estate or any part thereof; to cancel the Leases pursuant to the terms of the Leases and to enter into any modification of any lease with tenant of such Lease; to evict tenants in accordance with the terms of the applicable Leases; to bring or defend any suits in connection with the possession of the Trust Estate in its own name or the Assignor's name; to make repairs as the Assignee deems appropriate; and to perform such other acts in connection with management and operation of the Trust Estate as the Assignee, in its discretion, may deem proper.

      The receipt by the Assignee of any Rents pursuant to this instrument after the institution of foreclosure proceedings under the Deed of Trust shall neither cure such default nor affect such proceedings or any sale pursuant thereto.

      The Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by the Assignor under any of the Leases. The Assignor hereby agrees to indemnify the Assignee for, and to save it harmless from, any and all liability arising from any of the Leases or from this Assignment, except for gross negligence or willful misconduct of the Assignee during any period in which the Assignee is in possession of the Trust Estate. This Assignment shall not place responsibility for the control, care management or repair of the Trust Estate upon the Assignee, or make the Assignee responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Trust Estate resulting in loss or injury or death to any lessee, licensee, employee or stranger prior to the Assignee's assuming actual operation or management of the Trust Estate following an Event of Default.

     The Assignor covenants and represents: that the Assignor has full right and title to assign the Leases and the Rents due or to become due thereunder; that the terms of the Leases have not been changed from the terms in the copies of the Leases submitted to the Assignee for approval; that no other assignment of any interest therein has been made; that, to Assignor's actual knowledge, there are no existing defaults under the provisions thereof; and that the Assignor will not hereafter cancel, surrender or terminate any of the Leases, exercise any option which might lead to such termination, or change, alter or modify them or consent to the release of any party liable thereunder or to the assignment of the lessees' interest in them without the prior written consent of the Assignee.

R#0202465.02

                        BK  1063  PG 377


      The Assignor hereby authorizes the Assignee upon the occurrence of an Event of Default, to give notice in writing of this Assignment at any time to any lessee under any of the Leases. The Assignor authorizes and directs each and every tenant under the leases, upon receipt of written notice from the Assignee that an Event of Default has occurred, to pay Rents to the Assignee upon written demand for payment by the Assignee, without any liability to the Assignor to inquire further as to the existence of any Event of Default hereunder or under any of the other Loan Instruments (as defined in the Deed of Trust) by the Assignor.

      Violation of any of the covenants, representations and provisions contained herein by the Assignor is default under the terms of the Note and the Deed of Trust.

      A material default (one on the basis of which the tenant is entitled to terminate its lease, to withhold rent, or to expend funds and deduct the amount of such expenditure from rent) by the Assignor under any of the terms of the Leases assigned herein shall be deemed a default hereunder. Any expenditures made by the Assignee in curing such a default on the Assignor's behalf (including, without limitation, reasonable attorneys' fees for services in fact provided, whether or not suit is commenced), with interest thereon at the per annum rate of 18% or the highest contract rate permitted by applicable law, whichever is less, shall become part of the debt secured by this Assignment. If the Assignor is liable for attorneys' fees incurred by the Assignee pursuant to any provision in this Assignment, such attorneys' fees for which the Assignor is liable shall be the actual attorneys' fees incurred and shall be based on the normal hourly rate of the attorneys and paralegals performing the work, without regard to any statutory presumption.

      Any controversy or claim arising our of or relating to this Assignment of Rents and Leases shall be determined by arbitration in accordance with Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

      All communications and notices provided for hereunder shall be in writing and shall be given in the manner (and shall be deemed effective at the time) prescribed by the Deed of Trust.

      The full performance of the Deed of Trust and the duly entered release or cancellation of the Deed of Trust of record render this Assignment void.

     Neither the existence of this Assignment nor the exercise of its privilege to collect the Rents shall be construed as a waiver by the Assignee, or its successors and assigns, of the right to enforce payment of the debt hereinabove mentioned, in strict accordance with terms and provisions of the Note and the Deed of Trust for which this Assignment is given as additional security.

      This Assignment applies to and binds the parties hereto and their respective heirs, administrators, executors, successors and assigns, as well as any subsequent owner of the Trust Estate and any assignee of the Deed of Trust referred to herein.

R#0202465.02

                        BK  1063  PG 378



     IN WITNESS WHEREOF, the Assignor has signed and sealed this instrument the date first above set out.



                              FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                              By:  /s/ Reginald M. Fountain, Jr.
                                 _____________ President

ATTEST:

  /s/  Blanche C. Williams
______________ Secretary


     [CORPORATE SEAL]

R#0202465.02

                        BK  1063  PG 379


NORTH CAROLINA


  CRAVEN        COUNTY

      I, Stephanie C. Crosby, a Notary Public of Craven County, North Carolina, do hereby certify that Blanche C. Williams personally came before me this day and acknowledged that [s] he is the ___-____ Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its __-_____ President, sealed with its corporate seal and attested by himself/herself as its ________-______ Secretary.

      WITNESS my hand and notarial seal, this 31st day of December, 1996.

                                /s/ Stephanie C. Crosby
                              Notary Public


[NOTARY SEAL]


My commission expires:

  11-30-99












     North Carolina
     Beaufort County
                    The  foregoing  Certificate of  Stephanie  C.
                    Crosby

                    Notary    Public/Notaries    Public    is/are
                    certified  to be correct This   31st  day  of
                    December, 1996 at 3:16 o'clock P.M.
                                        By  /s/Judy Till
                    Register of Deeds   Ass't/Deputy Register  of
                    Deeds

R#0202465.02

CORPORATE GUARANTY

                              Date:  December 31, 1996


General Electric Capital Corporation
6100 Fairview Road, Suite 1450
Charlotte, North Carolina 28210

      To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan,
extension   of   credit   or   other   financial   accommodation,
specifically including, but not limited to, credit extended pursuant to that certain promissory note dated December 31, 1996, executed by the Customer (hereinafter defined) and payable to you, in the amount of $10,000,000 (collectively "Account
Documents" and each an "Account Document") to FOUNTAIN POWERBOATS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Customer"), but without in any way binding you to do so, the undersigned for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

     One of the undersigned, FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation (the "Parent Corporation"), owns all of the stock of the Customer and therefore receives a direct financial benefit as a result of the credit extended by you to the Customer. The remaining undersigned guarantors are wholly owned subsidiaries of the Customer and likewise shall be directly benefited as a result of the credit extended by you to the Customer. The undersigned acknowledge that they are familiar with the financial condition of the Customer and acknowledge that you have no obligation to provide the undersigned with information regarding the present or future financial condition of the Customer.




R#0202886.03

       The Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. The undersigned hereby waives any and all rights under N.C.G.S. 26-7 et seq. and any similar subsequent law pursuant to which the undersigned might otherwise be entitled to require that you pursue collection against collateral and/or primary obligors. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

      The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of , or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned: (g) the Customers voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

      This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

R#0202886.03

      The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

      Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer of a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

      Payment  of  all  amounts  now or  hereafter  owed  to  the undersigned by the Customer or any other obligor for any  of  the
Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law,, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

      Any controversy or claim arising out of or relating to this Corporate Guaranty shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising form any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

R#0202886.03

     As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

     This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     Each signatory on behalf of a corporation guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.


     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

                              FOUNTAIN AVIATION, INC.

ATTEST:

                              By:  /s/ Reginald M. Fountain, Jr.
                                 _________________ President


  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]

R#0202886.03

     FOUNTAIN SPORTSWEAR, INC.

ATTEST:

                             By: /s/ Reginald M. Fountain, Jr.
                                 _________________ President

  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]



     FOUNTAIN TRUCKING, INC.

ATTEST:

                             By: /s/ Reginald M. Fountain, Jr.
                                 _________________ President

  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]



     FOUNTAIN UNLIMITED, INC.

ATTEST:

                             By: /s/ Reginald M. Fountain, Jr.
                                 _________________ President

  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]



     FOUNTAIN POWER, INC.

ATTEST:

                             By: /s/ Reginald M. Fountain, Jr.
                                 _________________ President

  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]

                              - 5 -
R#0202866.03

     FOUNTAIN POWERBOAT INDUSTRIES, INC.

ATTEST:

                              By: /s/ Reginald M. Fountain, Jr.
                                 _________________ President


  /s/ Blanche C. Williams
______________ Secretary


[CORPORATE SEAL]











































                              - 6 -


R#0202886.03

                     SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of this 31st day of December, 1996, in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender"), by REGINALD M. FOUNTAIN, JR. (the foregoing individual hereinafter referred to as the "Unsecured Creditor");

                            Recitals:

      1.    FOUNTAIN POWERBOATS, INC., a North
Carolina corporation (the "Borrower"), has applied to the Lender for a loan in the principal amount of $10,000,000 (such loan being referred to as the "Financial Accommodations") pursuant to the provisions of a Loan Agreement of even date herewith, by and between the Lender, the Borrower and certain other parties (the "Loan Agreement"). The Financial Accommodations are to be evidenced by, and repaid with interest in accordance with the provisions of, a promissory note dated of even date herewith in the amount of $10,000,000, executed by the Borrower and payable to the Lender (the "Note").

       2. The Unsecured Creditor has requested the Lender to enter into the Loan Agreement with the Borrower and to make the Financial Accommodations to the Borrower pursuant thereto. The Unsecured Creditor has a substantial interest in the Borrower and shall derive direct financial benefit as a result of credit extended to the Borrower.

      3.                        The  Lender  has required,  as  a
condition to the making of the Financial Accommodations, the execution of this Agreement by the Unsecured Creditor.

      NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Unsecured Creditor hereby agrees with the Lender as follows:

      1.   Amount of Subordinated Indebtedness and Recitals.  the
Unsecured Creditor represents and warrants that (a) as of the date hereof the Subordinated Indebtedness is in the amount of __- 0-__ and No/100 Dollars ($__-0-_______) and after the date hereof, the Subordinated Indebtedness shall not at any time exceed $500,000; (b) the above Recitals are true, accurate, and correct and are incorporated in this Agreement by reference; (c) the Unsecured Creditor is the lawful owner of the Subordinated Indebtedness, free and clear of all liens, assignments, security interests and other encumbrances; and (d) the Unsecured Creditor has not previously subordinated the subordinated Indebtedness.

      2.    Subordination to Lender's Obligations.  The Unsecured
Creditor hereby subordinates and postpones the payment and the time of payment of the Subordinated



R#0202895.03

Indebtedness to and in favor of the payment and the time of payment of the Lender's Obligations. Except as hereinafter provided, so long as all or any part of the Lender's Obligations remain unpaid, the Unsecured Creditor shall not, without the prior written consent of the Lender, ask, demand, sue for, set off, accept, or receive any payment of all or any part of the Subordinated Indebtedness from the Borrower; provided, that until the occurrence of an event of default under any of the Loan Documents, the Unsecured Creditor may receive scheduled payments of interest only and scheduled principal payments due in accordance with the Subordinated Indebtedness. The Unsecured Creditor agrees not to subordinate, grant a security interest or lien on, assign, or transfer all or any part of the Subordinated Indebtedness to any other person without the prior written consent of the Lender. The Unsecured Creditor will not, without the prior written consent of Lender: (a) commence, or join with any other creditor in commencing, any bankruptcy, reorganization, insolvency or similar proceedings with respect to Borrower; or (b) extend, modify or renew any of the Borrower's obligations under the Subordinated Indebtedness or the documents evidencing or executed or delivered in connection with the Subordinated Indebtedness, or release any surety or security for such obligations or obtain additional collateral security or exercise any other right under the Subordinated Indebtedness, or the documents evidencing or executed or delivered in connection with the Subordinated Indebtedness. the Unsecured Creditor shall take no action, either within an Insolvency Proceeding or otherwise, that would affect, contest or hinder the Lender's entitlement to priority over the Subordinated Indebtedness.

      The Borrower agrees that it will not give any security agreement with respect to, convey, assign, or pledge any property of the Borrower as security for or to be applied to the payment of the Subordinated Indebtedness while this agreement is in effect.

      3. Distributions, etc. In the event of any distribution, division, or application, partial or complete,  voluntary  or  involuntary, by  operation  of  law  or otherwise , of all or any part of the assets of the Borrower or the proceeds thereof to creditors of the Borrower or to any indebtedness, liabilities, and obligations of the Borrower by reason of the liquidation, dissolution, or other winding up of the Borrower or Borrower's business or in the event of any sale, receivership, insolvency, or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under the Bankruptcy Code or any insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions (an "Insolvency Proceeding"), then and in any such event, any payment or distribution of any kind or character, whether in cash, securities, or with respect to all or any part of the Subordinated Indebtedness, shall be paid or delivered directly to the Lender for application to the Lender's Obligations (whether due or not due and in such order and manner as the Lender may elect). The Unsecured Creditor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect, and receive every such payment or distribution and to give acquittance therefor and to file claims, vote, and take such other proceedings in the Lender's own name or in the name of the Unsecured Creditor or otherwise as the Lender may deem necessary or advisable to carry out the provisions of this Agreement. The Unsecured Creditor hereby agrees to execute and deliver to the Lender such powers of attorney, assignments, endorsements, or other instruments as may be required by the Lender in order to enable the Lender to enforce any and all claims upon or with respect to the Subordinated Indebtedness and

R#0202895.03
to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness.

      4. Receipt of Payments by Unsecured Creditor. Should any payment or distribution not permitted by the provisions of this Agreement be received by the Unsecured Creditor upon or with respect to all or any part of the
Subordinated Indebtedness, the Unsecured Creditor will deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of the Unsecured Creditor where necessary) for application to the Lender's Obligations (whether due or not due and in such order and manner as the Lender may elect) and, until so delivered, the same shall be held in trust by the Unsecured Creditor as property of the Lender. In the event of the failure of the Unsecured Creditor to make any such endorsement or assignment, the Lender, or any of its officers or employers on behalf of the Lender, is hereby irrevocably authorized to make the same.

       5. Consents, Waivers, ect. The Unsecured Creditor hereby consents that at any time and from time to time and with or without consideration, the Lender may, without further consent of or notice to the Unsecured Creditor and without in any manner affecting, impairing, lessening, or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place, and terms of payment of, sell, exchange, release, substitute, surrender, realize upon, modify, waive, grant indulgences with respect to, and otherwise deal with in any manner: (a) all or any part of the Lender's Obligations;
(b) all or any of the Loan Documents; (c) all or any part of any property at any time securing all or any part of the Lender's
Obligations;  and  (d)  any  person  at  any  time  primarily  or secondarily liable for all or any part of the Lender's Obligations and/or any collateral and security therefor. The Unsecured Creditor hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Subordinated Indebtedness, notice of acceptance of this Agreement by the Lender, notice of the making of any of the Lender's Obligations, and notice of the occurrence of an event of default under any of the Loan Documents.

      6. Notices and Communications. All notices and other combinations hereunder shall be in writing and shall be effective when sent by certified mail, return receipt requested: (a) if to the Unsecured Creditor, addressed to Reginald M. Fountain, Jr., at Whichard's Beach Road, Washington, North Carolina 27889 or at such other address as the Unsecured Creditor shall have furnished in writing to the Lender, or (b) if to the Lender, addressed to it at 6100 Fairview Road, Suite 1450, Charlotte, North Carolina 28210, or at such other address as the Lender shall have furnished in writing to the Unsecured Creditor.

       7. Transfer or Assignment of Obligations. If any of the Lender's Obligations should be transferred or assigned by the Lender, this Agreement will inure to the benefit of the Lender's transferee or assignee to the extent of such transfer or assignment, provided that the Lender shall continue to have the unimpaired right to enforce this Agreement as to any of the Lender's Obligations not so transferred or assigned.

R#0202895.03

        8. Acceleration of Lender's Obligations. In the event that any of the agreements hereinabove set out shall not be compiled with or shall be violated, the
Lender may, at its option, in any such event, terminate any credit agreement or commitment for loans theretofore made to the Borrower and (notwithstanding any of the provisions of any note or other instrument evidencing the debts of the Borrower to the Lender) immediately declare all or any part of such debt, with interest, due and payable, and may without presentment for payment, demand, protest, or any other notice or demand whatsoever proceed to collect such debt.

     9.                       Definitions.

     The following terms have the following meanings:

      "Lender Obligations" means all past, present, and future indebtedness, liabilities, and obligations of any nature whatsoever of the Borrower to the Lender in connection with the Financial Accommodations including, without limitation, the Note (as such Note may be amended, renewed, extended, provided the principal amount of such Financial Accommodations may not be increased above the principal amount of the Financial Accommodations referenced herein or increased whatsoever upon repayment of the principal evidenced by the Note, whether by prepayment or through scheduled payments), and which are direct, indirect, contingent, primary, secondary, alone, jointly with others, due, to become due, unsecured, secured, future advances, now existing, hereafter created, principal, interest, expense payments, liquidation costs, and attorneys' fees and expenses.

      "Loan Documents" means collectively any security agreement, mortgage, deed of trust, indemnify deed of trust, collateral pledge agreement, loan agreement, letter of credit application, assignment, reimbursement agreement, promissory note, guaranty, indemnity agreement, or any other instrument or agreement previously, simultaneously, or hereafter executed and delivered by the Borrower, or any other person as evidence of, security for, guarantee of, or in connection with, the Financial Accommodations, including, without limitation, the Loan Agreement and the Note.

      "Subordinated Indebtedness" means all past and present indebtedness, liabilities, and obligations of any nature whatsoever of the Borrower to the Unsecured Creditor (including any renewals or extensions of present indebtedness), which are direct, indirect, contingent, primary, secondary, alone, jointly with others, due, to become due, unsecured, secured, future advances, now existing, hereafter created, principal, interest, expense payments, liquidation costs, and attorneys' fees and expenses.

      10. Arbitration. any controversy or claim arising out of or relating to this Subordination Agreement shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of

R#0202895.03
arbitration  shall  be Charlotte, North Carolina.   Any  arbitral
award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

      11. Miscellaneous. The Lender may, at its option, by written instrument, waive any of its rights hereunder without in any manner impairing or affecting any of its other rights hereunder. This Agreement shall not be affected, impaired, or released b the delay or failure of the Lender to exercise any of its rights and remedies against the Borrower or under any of the Loan Documents or against any collateral or security for the Lender's Obligations. No delay or failure on the part of the Lender to exercise any of its rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of its rights and remedies hereunder and no modification or amendment of this Agreement shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver, if any shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Lender hereunder in any other respect at any other time.

      The Lender shall have the right to grant participation in the Lender's Obligations to others at any time and from time to time, and the Lender may divulge to any such participant or potential participant all information, reports, financial statements, and documents obtained in connection with this Agreement, any of the Loan Documents, or otherwise.

      If any term of this Agreement or any obligation thereunder shall be held to be invalid, illegal, or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.

      This Agreement may be executed in duplicate originals or in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or
account   for   more  than  one  such  duplicate,  original,   or
counterpart.

      This Agreement shall be binding upon the heirs, personal representatives, successors, and assigns of the Unsecured Creditor and shall inure to the benefit of the successors and assigns of the Lender. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization. The paragraph headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

      This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina and shall be deemed to be executed, delivered and accepted in the State of North Carolina.

R#0202895.03

     IN WITNESS WHEREOF, the Unsecured Creditor has caused this
Agreement to be signed, sealed, and delivered on the day and year first written above.



                              By:  /s/ Reginald M. Fountain, Jr.
(SEAL)
                                 _____________ President



     The Borrower join in the execution of this Agreement so as to signify their acceptance of and agreement and consent to the provisions of this Agreement.




                              FOUNTAIN POWERBOATS, INC.,
                              a North Carolina corporation



                              By:  /s/ Reginald M. Fountain, Jr.
                                 _____________ President

Attest:

  /s/  Blanche C. Williams
______________ Secretary


     [CORPORATE SEAL]

R#0202895.03

          COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
          PATENTS, TRADEMARKS AND RELATED APPLICATIONS


       WHEREAS, Fountain Powerboats, inc., a North Carolina corporation ("Assignor"), and General Electric Capital Corporation, a New York corporation ("Assignee"), executed and entered into that certain Loan Agreement, dated as of December 31, 196 (the "Loan Agreement"); and

      WHEREAS, the Loan Agreement requires Assignor to submit to Assignee, on a quarterly basis, a document confirming the Security Interest of Assignee in any patent or trademark with respect to which Assignor or any of its subsidiaries has filed an application or an assignment during the preceding calendar month; and

      WHEREAS,  Assignor has filed federal trademark registration
applications   and/or   received   trademark   applications    or
registrations by assignment with respect to the trademarks listed on Schedule A (collectively, the "Trademarks"); and

      WHEREAS,  the parties hereto desire to confirm and  perfect the  security  interest  (the  "Security  Interest")  granted  to
Assignee   in  the  Trademarks,  in  accordance  with  the   Loan
Agreements;

      NOW, THEREFORE, subject in the terms, conditions and limitations set forth in the Loan Agreement, and in consideration of the mutual covenants, warranties and promises set forth in the Loan Agreement, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged. Assignor hereby grants and conveys unto Assignee a first lien
Security Interest in and to the Trademarks, any trademark applications filed with respect thereto and any federal trademark registrations issued or issuing with respect thereto and all goodwill associated with the Trademarks, such grant being hereby effected for the purposes and subject to the terms, conditions and limitations set forth in the Loan Agreement.

       Assignor hereby appoints General Electric Capital Corporation, with full power of substitution, to file and record this Collateral Assignment of Security Interest in Patents, Trademarks and Related Applications, to transact all business in the United States Patent and Trademark Office in connection therewith, to receive any confirmatory documents relating thereto, and to take any and all action before the Patent and Trademark Office to give effect to this collateral Assignment of Security Interest in Patents, Trademarks and Related Applications and to the Loan Agreement referred to herein.

       IN WITNESS WHEREOF, Assignor has duly executed this Collateral Assignment of Security Interest in Patents, Trademarks and Related Applications as of the 31st day of December, 1996.


                              FOUNTAIN POWERBOATS, INC.,


                              By:  /s/ Reginald M. Fountain, Jr.
                                 President





R#0202980.01

STATE OF NORTH CAROLINA  )
                         )
COUNTY OF BEAUFORT       )

      On  this  31st  day of December, 1996, personally  appeared before me Reginald M. Fountain, Jr., President of Fountain Powerboats, Inc., a North Carolina corporation, and, being by me first duly sworn, signed the foregoing instrument and acknowledged that he executed the same in the capacity and for the purposes stated therein.




                              /s/ Stephanie C. Crosby
     Notary Public

                              Stephanie C. Crosby
     Printed Name of Notary Public


My commission expires:


  11-30-99

[SEAL]

































R#0202980.01

                  THE UNITED STATES OF AMERICA

                                             1604523



                   CERTIFICATE OF REGISTRATION

      This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

      And  there having been due compilance with the requirements
of   the   law  and  with  the  regulations  prescribed  by   the
Commissioner of Patents and Trademarks,

      Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the



                       PRINCIPAL REGISTER

to the registrant named herein.


     This registration shall remain in force for TEN years unless sooner terminated as provided by law.

                                   In  Testimony Whereof  I  have
                                   hereunto   set  my  hand   and
                                   caused  the seal of the Patent
                                   and  Trademark  Office  to  be
                                   affixed this third day of July
                                   1990.



                                   /s/  Harry F. Manbeck, Jr.
                                   Commissioner of Patents and
                                   Trademarks

Int. Cl.: 12

Prior U.S. Cl.:  19
                                     Reg. No. 1,604,523
United States Patent and Trademark Office
Registered July 3, 1990


                            TRADEMARK
                       PRINCIPAL REGISTER




                            FOUNTAIN


FOUNTAIN POWERBOATS, INC. (NORTH       FIRST  USE   11-25-1981:
 CAROLINA CORPORATION)                 IN COMMERCE   11-25-1981.
P.O. DRAWER 457
WASHINGTON, NC  27889                  SER. NO. 74-006.862, FILED 12-
                                       1-1989.

FOR BOATS,  IN CLASS 12 (U.S. Cl. 19)  R.G. COLE. EXAMINING ATTORNEY

                  THE UNITED STATES OF AMERICA

                                             1606329



                   CERTIFICATE OF REGISTRATION

      This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

      And  there having been due compliance with the requirements
of   the   law  and  with  the  regulations  prescribed  by   the
Commissioner of Patents and Trademarks,

      Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the patent and Trademark Office on the



                       PRINCIPAL REGISTER

to the registrant named herein.


     This registration shall remain in force for TEN years unless sooner terminated as provided by law.

                                   In  Testimony Whereof  I  have
                                   hereunto   set  my  hand   and
                                   caused  the seal of the patent
                                   and  Trademark  Office  to  be
                                   affixed this third day of July
                                   1990.



                                   /s/  Harry F. Manbeck, Jr.
                                   Commissioner of Patents and
                                   Trademarks

Int. Cl.: 12

Prior U.S. Cl.:  19
                                     Reg. No. 1,606,329
United States Patent and Trademark Office
Registered July 17, 1990


                            TRADEMARK
                       PRINCIPAL REGISTER
















FOUNTAIN POWERBOATS, INC. (NORTH      FIRST  USE   11-25-1981:
CAROLINA CORPORATION)                 IN COMMERCE  11-25-1981.
P.O. DRAWER 457
WASHINGTON, NC  27889                 SER. NO. 74-007.625 FILED 12-1-
                                      1989.

FOR BOATS, IN CLASS 12 (U.S. Cl. 19)  ELLEN A. RUBEL EXAMINING ATTORNEY

This FINANCING STATEMENT is presented to a Filing Officer for
No. of Additional
filing pursuant to the Uniform Commercial Code.        Sheets
Presented:   10

(1)  Debtor(s)  (Last Name First) and Address(s): (2) Secured
Party(ies) (Names and Address(es)
       (Please TYPE)

Fountain Powerboats, Inc.       General Electric Captial Corporation
P.O. Drawer 457,                6100 Fairview Rd., Suite 1450
Whichards Beach Rd.             Charlotte, NC  28210       961214
96 DEC 31  PM 3:17
Washington, NC  27889

(3)(a)  x  Collateral is or includes fixtures.
   (b)  1


 .  Timber, Minerals or Accounts Subject
          to G.S: 25-9-103(5) are covered
   (c)  1.  Crops Are Growing Or To Be Grown                      For
On Real Property Described In Section (5).                      Filing
If either block 3(a) or block 3(b) applies described real       Officer
estate, including record owner(s) in section (5).

(4)  Assignee(s) of Secured Party, Address(es):

(5) This financing Statement Covers the Following types [or items] of property.



  See Attached Exhibit A.



1.  Products of the Colleteral Are Also Covered.

TERMINATION STATEMENT: This Statement of Termination of Financing is presented to a filing Officer pursuant to the Uniform commercial Code. The Secured party certifies that the
Secured Party no longer claims a security interest under the financing statement bearing the file number shown above. (A termination statement signed by a person other than the secured party of record must include or be accompanied by the assignment r a statement by the secured party of record that he has assigned the security interest to the signer of the Termination Statement.)


Date _______________________, 19_______________________
By  _______________________________
 (Signature of Secured Party or Assignee)


     President

(3) Filing Officer Copy Acknowledgment. Filing Officer is requested to note file Number and hour of filing on this copy and
return to the person filing as an acknowledgment.         UCC-1

                            WARD AND SMITH, P.A.
                              ATTORNEYS AT LAW
                             1001 COLLEGE COURT
120 WEST FIRE TOWER ROAD     POST OFFICE BOX 867
POST OFFICE BOX 8088        NEW BERN, N.C.  28563-0867
GREENVILLE, N.C. 27835-8088      ___________
TELEPHONE (919) 355-3030    TELEPHONE (919) 633-1000
FACSIMILE (919) 756-3689    FACSIMILE (901) 636-2121

SUITE 2400
TWO HANNOVER SQUARE
FAYETTEVILLE STREET MALL
POST OFFICE BOX 2091
RALEIGH, N.C.  27602-2091
TELEPHONE (919) 836-1800
FACSIMILE (919) 836-1507

UNIVERSITY CORPORATE CENTER
127 RACINE DRIVE
POST OFFICE BOX 7068
WILMINGTON, N.C. 28406-7068
TELEPHONE (910) 392-5100
FACSIMILE (910) 392-2333

                        December 31, 1996


General Electric Capital Corporation
6100 Fairview Road, Suite 1450
Charlotte, North Carolina  28210

Ladies and Gentlemen:

      We have acted as counsel to Fountain Powerboats, Inc., a North Carolina corporation ("Borrower"), Fountain Powerboat Industries, Inc., a Nevada corporation, Fountain Aviation, Inc., a North Carolina corporation, Fountain Sportswear, Inc., a North Carolina corporation, Fountain Trucking, Inc., a North Carolina corporation, Fountain Unlimited, Inc., a North Carolina corporation, and Fountain Power, Inc., a North Carolina corporation (collectively, "Guarantors"), in connection with that certain $10,000,000.00 loan (the "Loan") from General Electric Capital Corporation, a New York corporation ("Lender") to Borrower.

     For purposes of rendering this opinion, we have examined the following documents, all dated of even date herewith, unless otherwise noted below:

      1.    Loan  Agreement  ("Loan Agreement")  among  Borrower,
Guarantors, and Lender;

      2. Promissory Note ("Note") in the original principal amount of $10,000,000.00 executed by Borrower and payable to the order of Lender;

      3. Deed of Trust, Assignment of Rents and Security Agreement ("Deed of Trust") executed by Borrower to William c. Matthews, Jr., as trustee for Lender, encumbering certain real property ("Real Property") located in Beaufort County, North Carolina, as more particularly described therein, as security for the Loan;

     4. Assignment of Rents and Leases ("Assignment of Leases") executed by Borrower to the benefit of Lender with respect to the Real Property;

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 2


       5. Master Security Agreement ("Security Agreement") executed by Borrower and Lender granting Lender a security interest in certain personal property described therein ("Personal Property") as security for the Loan (the Real Property and the Personal Property being hereinafter collectively called the "Property");

      6. Collateral Assignment of Security Interest in Patents, Trademarks and Related Applications ("Collateral Assignment") executed by Borrower granting Lender a security interest in certain personal property described therein as security for the Loan;

      7. One updated UCC-1 Financing Statement to be filed in the office of the Register of Deeds of Beaufort County naming
Borrower as Debtor and Lender as Secured Party;

      8. One undated UCC-1 Financing Statement to be filed in the office of the Secretary of State of North Carolina naming Borrower as Debtor and Lender as Secured Party (the two financing statements collectively being referred to as the "Financing Statements");

      9. Corporate Guaranty ("Guaranty") executed by Guarantors to the benefit of Lender;

      10. Subordination Agreement ("Subordination Agreement") executed by Reginald M. Fountain, Jr. and Borrower to the benefit of Lender; and,

      11. Assignment of Life Insurance Policy as Collateral ("Life Insurance Assignment") executed by Borrower granting Lender a security interest in a specific life insurance policy on the life of Reginald M. Fountain, Jr. as security for the Loan.

      For purposes of this opinion, the Loan Agreement, the Note, the Deed of Trust, the Assignment of Leases, the Security Agreement, the Collateral Assignment, the Financing Statements, and the Life Insurance Assignment collectively hereinafter are called the "Loan Documents".

      In connection with this opinion, we have requested Borrower and Guarantors to provide us with specific documents and any and all other documents which might be applicable to this transaction, and we have examined all documents they have provided to us. Our review of the documents provided to us by Borrower and Guarantors did not notify us of any additional documents which directly bear

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 3


on  this  transaction.  The documents provided to us by  Borrower
and   Guarantors  consisted  of  the  articles  of  incorporation
(including amendments) and the bylaws (including amendments) of Borrower and Guarantors.

      In  rendering  this  opinion, we have  assumed,  with  your
express  permission  and  without  independent  verification   or
investigation, each of the following:

      1. Each of the respective parties thereto (other than Borrower and Guarantors) has the full right, power and authority to execute, deliver and perform all of its obligations under the Loan Documents, the Guaranty, and all other documents required or permitted to be executed, delivered and performed thereunder and has taken all necessary action to enter into, and has duly executed and delivered, each such document;

      2. All natural persons executing the Loan Documents and the Guaranty are legally competent to do so; all signatures on all documents submitted to us (other than signatures of Borrower and Guarantors) are genuine; all documents submitted to us as originals are authentic; and all documents submitted to us as copies conform to the original documents, which themselves are authentic;

      3. To the extent that any Loan Document or the Guaranty imposes any obligations upon Lender, the Loan documents and the Guaranty are valid and binding obligations of Lender, enforceable against Lender in accordance with their respective terms;

      4. In connection with our opinion, we have assumed that Fountain has good title to all non-real property as described in the Loan Documents;

      5. We have assumed that all necessary and proper actions shall be taken by or on behalf of Lender to file continuation financing statements or other documents required to continue the perfection of its security interests, and that Lender will enforce its rights under the loan documents in circumstances and in a manner which is commercially reasonable; and,

      6. We have assumed that the Financing Statement for the office of the Secretary of State of North Carolina has been filed properly in the office of the Secretary of State of North
Carolina, and that, except for the filing of that

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 4


     Financing Statement, no additional financing statements which named Borrower as the debtor were filed in the office of the Secretary of State of North Carolina after 5:00 P.M. on December 22, 1996, the effective date and time of the UCC report of Jack B. Styles.

      Based upon the foregoing assumptions and subject to the qualifications, limitations and exceptions set forth herein, we are of the opinion that:

      A. Borrower is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to borrow money and to undertake the other obligations as contemplated by the Loan Documents, to execute and to deliver the Loan Documents, to encumber the Property as security and to perform Borrower's obligations under the Loan Documents. The execution and delivery of the Loan Documents have been duly authorized by all necessary corporate action on the part of Borrower.

      B. Fountain Powerboat Industries, Inc. is a corporation duly organized and validly existing under the laws of the State of Nevada with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Powerboat Industries, Inc.

     C. Fountain Aviation, Inc. is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Aviation, Inc.

      D. Fountain Sportswear, Inc. is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 5


and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Sportswear, Inc.

     E. Fountain Trucking, Inc. is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Trucking, Inc.

       F. Fountain Unlimited, Inc. is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Unlimited, Inc.

      G. Fountain Power, Inc. is a corporation duly organized and validly existing under the laws of the State of North Carolina with full corporate power to undertake the obligations as contemplated by the Loan Agreement and the Guaranty which it has executed, to execute and to deliver the Loan Agreement and the Guaranty and to perform its obligations under the Loan Agreement and the Guaranty. The execution and delivery of the Loan Agreement and the Guaranty have been duly authorized by all necessary corporate action on the part of Fountain Power, Inc.

      H. Each of the Loan Documents has been duly executed and delivered by Borrower and is a valid and binding obligation of Borrower, enforcement against Borrower in accordance with its terms.

     I. The Loan Agreement and Guaranty have been duly executed and delivered by Guarantors and are valid and binding obligations of Guarantors, enforceable against Guarantors in accordance with their terms.

      J. The Loan Documents and the performance by Borrower of its obligations thereunder do not conflict with, or result in a violation of the Articles of Incorporation and By-Laws of Borrower. To the best of our knowledge, the execution, delivery and performance of the Loan Documents by Borrower (a) do not and will

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 6

not violate or conflict with any order, writ, injunction or decree of any court, administrative agency or any other governmental authority applicable to Borrower or the Property or any agreement by which Borrower is bound and (b) will not result in the creation or imposition of any lien, charge or encumbrance upon any assets of Borrower, except as contemplated by the terms of the Loan Documents.

      K. The Loan Agreement and Guaranty and the performance by Guarantors of their obligations thereunder do not conflict with, or result in a violation of the Articles of Incorporation and By-Laws of the Guarantors. To the best of our knowledge, the execution, delivery and performance by Guarantors of their obligations under the Loan Agreement and Guaranty does not and will not violate or conflict with any order, writ, injunction or decree of any court, administrative agency or any other governmental authority applicable to any Guarantor or any agreement by which any Guarantor is bound.

      L. To the best of our knowledge, there is no action, suit or proceeding at law or in equity, or by or before any governmental instrumentality or agency or arbitral body now pending, or overtly threatened against Borrower, any Guarantor or the Property, except as set forth in Schedule 2.09 to the Loan Agreement.

      M. The Loan, as reflected in the Loan Documents, does not violate any existing laws of the State of North Carolina relating to interest or usury and will not violate any such law by virtue of any fluctuations in any base, prime, index or equivalent rate or rates in which interest charges may be based under the Loan Documents.

      N. The Deed of Trust and the Assignment of Leases have been filed in the office of the Register of Deeds of Beaufort County. The Deed of Trust creates for the Benefit of Lender a valid lien on the Real Property described in Exhibit A to the Deed of Trust.

      O. The Security Agreement creates for the benefit of lender a valid security interest in that portion of the Personal Property owned by Borrower which consists of types or items of personal property to which Article 9 the Uniform Commercial Code of the State of North Carolina ("UCC") is applicable and in which a security interest may be created thereunder. The financing Statements are in proper form for filing in the office of the Register of Deeds of Beaufort County and in the office of the Secretary of State of North Carolina, the only offices in North Carolina in which they are required to be filed to perfect under the UCC the security interest granted to Lender under the Loan

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 7

Documents in the Personal Property. The Financing Statement for the office of the Register of Deeds of Beaufort County has been filed properly in the office of the Register of Deeds of Beaufort County, and any and all filing fees therefor and stamp or documentary taxes in connection therewith have been paid. The filing of the Financing Statements in such offices will perfect the security interest in that portion of the Personal Property owned by Borrower and described in the Financing Statements and Security Agreement which consist of types or items of personal property to which Article 9 of the Uniform Commercial Code of the State of North Carolina is applicable and in which a security interest may be perfected by filing of financing statements in the State of North Carolina. Our examination of the Uniform Commercial Code Financing Statements records in the office of the Register of Deeds of Beaufort County, North Carolina under the names of the Borrower and Guarantors disclosed the following financing statements as being effective as of December 31, 1996 at 3;17 p.m.:

                   a.  89-2003  to ITT Commercial Finance  Corp.,
                       which has been continued by 94-0707;
                   b.  92-1204  to Mercury Marine, a division  of
                       Brunswick Corporation;
                   c.  94-0404   to  Southern  National   Leasing
                       Corp.;
                   d.  94-0426 to MetLife Capital Corporation;
                   e. 94-0628 to ITT Commercial Finance Corp., which has been amended to Deutsche Financial Services Corporation;
                   f.  94-0829   to  Southern  National   Leasing
                       Corp.;
                   g.  94-0880   to  Southern  National   Leasing
                       Corp.;
                   h.  94-1030 to Sunox, Inc.;
                   i.  96-0014   to   General  Electric   Capital
                       Corporation; and,
                   j.  96-0787 to Executive Leasing.

      The opinions set forth herein are subject to the following qualifications:

      1. Enforceability of the Loan Documents and the Guaranty may be limited by (i) applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar state or federal debtor relief laws from time to time in effect and which affect the enforcement of creditors' rights or the collection of debtors' obligations in general, (ii) general principles of equity, the application of which may deny Lender certain of the rights and remedies granted to Lender under the Loan Documents, including rights to specific performance, injunctive relief and appointment of a receiver, and (iii)

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 8

general principles of commercial reasonableness and good faith to the extent required of lender by applicable law;

      2. Certain remedies, waivers and other provisions of the Loan Documents or the Guaranty may not be enforceable, but such unenforceability will not render the Loan Documents or the Guaranty invalid as a whole or preclude (i) the judicial enforcement of the obligation of Borrower or the Guarantor to repay the principal, together with interest thereon, as provided in the Note (to the extent not deemed a penalty), and (ii) the foreclosure of the Deed of Trust. Provisions that may be unenforceable due to public policy concerns may include, but are not limited to, issues related to the waiver of procedural, substantive or constitutional rights or other legal or equitable rights, including, without limitation, the waiver of the right to a jury trial and the right of statutory or equitable redemption; the confession or consent to any judgment; the consent by Borrower or the Guarantors to the jurisdiction of any court;
disclaimers or limitations of liabilities; discharges of defenses; the exercise of self-help or other remedies without judicial process; and the waiver of accountings for rent or sale proceeds;

      3. We express no opinion as to the enforceability of any provisions of any of the Loan documents or the Guaranty which impose liquidated damages, penalties, forfeitures, or an increase in interest rate upon default; or that appoint Lender or others as the agent or attorney-in-fact for Borrower or any Guarantor.
We are not aware of any North Carolina statute or case clearly addressing the enforceability of a default rate of interest;

      4. Pursuant to N.C.G.S. Section 40A-68, Lender may share in the amount of condemnation compensation awarded for a partial taking of the Real Property only to the extent determined necessary to prevent a impairment of Lender's security, and without imposition of any prepayment penalty, and pursuant to N.C.G.S. Section 40A-31, a court may allocate the proceeds of a private condemnation to the parties entitled thereto, notwithstanding any agreement to the contrary;

      5. We express no opinion as to the effectiveness of any security contemplated by the Loan Documents in real property not described specifically in Exhibit A in the Deed of Trust or in real property acquired by Borrower after the date of recordation of the Deed of Trust;

WARD AND SMITH, P.A.


General Electric Capital Corporation
December 31, 1996
Page 9


      6. We express no opinion with respect to the description, title or location of any of the Property or the priority of any lien of security interest intended to be granted therein pursuant to one or more of the Loan Documents; however, the foregoing limitation does not detract from out opinion as to our UCC searches in the office of the Register of Deeds of Beaufort County under the names of the Borrower and the Guarantors;

      7. We express no opinion as to the effectiveness of any provisions of the Loan Documents that provide for the assignment of transfer of any permits, licenses or similar rights of Borrower or any Guarantor;

      8. N.C.G.S. Section 6-21.2 sets forth the procedures and limitations applicable to the collection of attorneys' fees pursuant to the Loan Documents and the Guaranty, and North
Carolina caselaw requires that attorneys' fees charged to borrowers by lenders be reasonable in amount. Accordingly, any provisions in the Loan Documents and the Guaranty relating to the ability of either the Lender or its trustee under the Deed of Trust to collect attorneys' fees are subject to those limitations;

     9. In connection with the opinion set forth in paragraph O above, we call your attention to the following:

           (i) The perfected security interest of Lender in the Personal Property requires the filing of continuation statements duly executed by Lender within the period of six
     (6) months prior to the expiration of five (5) years from the date of filing of the Financing Statements;

          (ii)  Under certain circumstances described in N.C.G.S.
     Section 25-9-306, the rights of a secured party to enforce a perfected security interest in proceeds of collateral may be limited:

            (iii)   Under  certain  circumstances  described   in
     N.C.G.S.  Section  25-9-307  and  25-9-308,  purchasers   of
     collateral may take the same free and clear of a perfected security interest;

            (iv) Pursuant to N.C.G.S. Section 25-9-402(7), perfection of the security interest of Lender in the Personal Property will be terminated as to any property acquired by Borrower more than four (4) months after the date Borrower changes its name or identity so as to make

WARD AND SMITH, P.A.

General Electric Capital Corporation
December 31, 1996
Page 10

     the filed Financing Statements seriously misleading unless new appropriate financing statements indicating the new name or identity of Borrower are properly filed before the expiration of such four (4) month period;

           (v) Certain provisions of the Uniform Commercial Code do not govern the perfection of security interests in certain types of personal property and the terms used in the Loan Documents may include collateral in which the security interest is not capable of being perfected by recordation of financing statements, such as cash, investments, depository accounts, patents, leases or rents, articles with certificates of title or other matters. Except for the filing of the Financing Statements, we will take no other steps to perfect any security interests;

           (vi) Certain super-priority security interests (such as purchase money interests) and possessory liens may not be defeated by the filing of UCC statements and accordingly, Lender's security interests would be subject to any such super-priority or possessory security interests now existing or any super-priority security interests arising in the future; and,

           (vii) This opinion is subject to the sale of goods in the ordinary course of business and the loss of security interest in the collateral subject to such sales notwithstanding the filing of appropriate UCC statements.

      10. In rendering the opinions set forth in paragraph J, K, and L above bases on our knowledge, we have, with your permission advised you only as to such knowledge as we have obtained from
(a)  affidavits  from  Reginald M. Fountain,  Jr.,  President  of
Borrower, and Allan L. Krehbiel, Chief Financial Officer of Borrower, and interviews with lawyers presently in our firm whom we have determined are likely, in the ordinary course of their respective duties, to have knowledge of the transactions contemplated by the Loan Documents, the Guaranty and the matters covered by this opinion. In addition, with respect to the opinions contained in paragraph 7 above, we have examined the public records in the office of the Clerk of Superior Court of Beaufort County, North Carolina, on December 31, 1996. Except to the extent otherwise set forth above, for purposes of this opinion, we have not made an independent review of any agreements, instruments, writs, orders, judgments, rules or other regulations or decrees which may have been executed by or which may now be binding upon

WARD AND SMITH, P.A.

General Electric Capital Corporation
December 31, 1996
Page 11

Borrower or Guarantors or which may affect the Property, nor have we undertaken to review our internal files or any files of Borrower or Guarantors, relating to transactions to which
Borrower or Guarantors may be a party, or to discuss their transactions or business with any other lawyers in our firm or with any other officers, partners or any employees of Borrower.

      11. To the extent that the Loan Documents have a "due on sale clause" and also contain restrictions on secondary financing or transfers of equity ownership interests, then the provisions may be unenforceable. To the extent that the Loan Documents provide for simultaneous enforcement of due on sale clauses and prepayment penalties, and to the extent that Federal law does not preempt the field, such simultaneous enforcement may not be permitted under North Carolina law due to Crockett v. Savings and Loan Association, 224 S.E.2d 580 (1976), although the court did not state which of the provisions would stand and which would fall.

      12. No opinion is rendered as to whether any hazardous or toxic materials are legally or illegally present or contained in, under or upon the subject property or its waters or if any hazardous or toxic materials have contaminated such property or its waters in any way whatsoever. Further, no opinion is rendered as to any violation of any environmental laws or regulations, either Federal or state, in connection with this opinion. For the purposes of this opinion, "hazardous or toxic material" means and includes all types of petroleum products, any flammable explosives, radioactive materials, asbestos or any material containing asbestos, and/or any hazardous, toxic or dangerous waste, substance or material defined as such in (or for the purpose of) the environmental laws. For the purposes of this opinion, "environmental laws" includes the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conversation and Recovery Act, the Clean Water Act, the Clear Air Act, the Toxic Substances Control Act, the Coastal Area Management Act, any "Superfund" or "Superlien" law, the Oil Pollution and Hazardous Substances Control Act or any other federal, state or local law, regulation, rule, order, ordinance or decree regulating, relating to or imposing liability, responsibility or standards of conduct applicable to human health, safety, environmental conditions and/or releases (or potential releases) of hazardous or toxic materials in, on, at or affecting the premises, as such may now or at any time hereafter be defined or in effect.

WARD AND SMITH, P.A.

General Electric Capital Corporation
December 31, 1996
Page 12

      13. No opinion is expressed as to whether Fountain is in compliance with the provisions or requirements imposed on it under the Loan Documents or any other agreements with Lender.

      We  are  admitted to practice only in the  State  of  North
Carolina and we express no opinion as to matters under or involving the laws of any jurisdiction other than the United States of America and the State of North Carolina and its political subdivisions. This opinion is rendered solely to Lender in connection with the Loan and may not be relied upon by any other party (except counsel to Lender) or for any other purpose other than the purposes herein stated without our prior written consent.

                              Yours very truly,



                              Ward and Smith, P.A.

81-0242 (DV)\WSMAIN/206466.

                    MASTER SECURITY AGREEMENT


      THIS MASTER SECURITY AGREEMENT, made this 31st day of January, 1997 ("Agreement"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 6100 Fairview Road, Suite 1450, Charlotte, North Carolina ("Secured Party"), and FOUNTAIN POWER, INC., a corporation organized and existing under the laws of the State of North Carolina, with its chief executive offices located at Whichard's Beach Road, Washington, North Carolina 27889 ("Debtor").

     This Security Agreement is given in connection with the loan evidenced by the certain Loan Agreement between the Fountain Powerboats, Inc., a North Carolina corporation (the "Borrower"), the Secured Party, the Debtor and certain other parties, dated December 31, 1996 (the "Loan Agreement"). The Borrower has previously executed that certain Master Security Agreement, dated December 31, 1996 (the "Borrower's Security Agreement").

                           WITNESSETH:

      WHEREAS, the Borrower is indebted to the Secured Party in the principal amount of up to TEN MILLION AND NO/100 DOLLARS ($10,000,000), as evidenced by that certain Promissory Note in such principal amount, dated December 31, 1996, executed by Borrower, and payable to the order of the Secured Party (the `Note"); and

      WHEREAS, the Note is secured by a Deed of Trust, Assignment of Rents and Security Agreement, dated December 31, 1996, from the Borrower to a trustee designated therein for the benefit of the Secured Party, encumbering certain real property located in Beaufort County, North Carolina and described in Exhibit B attached hereto and incorporated herein by reference (the "Real Property"); and

     WHEREAS, as a condition to the Secured Party's making of the loan evidenced by the Note, the Secured party required and the Debtor agreed to grant to the Secured Party the security interests hereinafter set forth. The Debtor is a wholly-owned subsidiary of the Borrower and shall derive direct financial benefit from credit extended by the Secured Party to the Borrower.

      NOW, THEREFORE, in consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.   CREATION OF SECURITY INTEREST.

      Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all of the following property:


R#0204908.03

       (a) Tangible Personal Property. All furniture, furnishings, machinery, apparatus, equipment [specifically including but not limited to that attached to any collateral schedule (the "Collateral Schedule") now or hereafter attached hereto as an Exhibit A], fittings, fixtures and other articles of tangible personal property now owned or leased or hereafter acquired by the Debtor, wherever located [but specifically including any such property now or hereafter located on the Real Property and any additional real property now or hereafter owned by the Debtor (the "Additional Property") (the Real Property and the Additional Property hereinafter referred to as the "Property"), including but not limited to, goods, machinery, tools, equipment (including fire, sprinkler and alarm systems; air conditioning, heating, refrigerating, electronic monitoring, entertainment, and recreational equipment; window or structural cleaning rigs; maintenance equipment; equipment relating to exclusion of vermin or insects, removal of dust, refuse or garbage; and all other equipment of every kind), elevators, indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds wall safes, furniture, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers, and other lighting fixtures and office maintenance and other supplies and the proceeds and products of all of the foregoing and all replacements and renewals thereof being hereafter referred to as the ("Tangible Personal Property").

      (b) Inventory. All of the Debtor's inventory now owned or hereafter acquired, including but not limited to (I) goods intended for sale, use or lease by the Debtor or to be furnished by the Debtor under contracts of service, (ii) all raw materials, goods in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shopping, advertising, selling, leasing or furnishing of such goods (specifically including, but not limited to, all molds, metals, plastics, upholstery, windscreens, fiberglass, and other components in boat manufacture), and any and all items including machinery and equipment used or consumed in the operation of the business of the Debtor or which contribute to the finished product or to the sale, promotion, and shipment thereof, in which the Debtor now or at any time hereafter may have an interest, whether or not such inventory is listed on any reports furnished to the Secured Party from time to time; (iii) all inventory whether or not the same is in transit or in the constructive, actual, or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Receivables (as hereafter defined), including, without limitation, all goods covered by purchase orders, and contracts with suppliers and all goods billed and held by suppliers; (iv) all inventory which may be located on premises of the Debtor or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents, or third parties; (v) all general intangibles relating to or arising out of inventory; (vi) all documents evidencing or representing the same, all documents of title, all negotiable and non-negotiable warehouse receipts representing the same; and
(vii) all products and proceeds of the foregoing (including cash, accounts receivable, non-cash trade ins, and non-cash-proceeds), wherein the foregoing may be located (referred to herein collectively as "Inventory").

     (c) Insurance Policies. All rights in and to all pertinent present and future fire and/or hazard insurance policies (including, but not limited to, insurance proceeds) covering the Property, and improvements thereon (the "Improvements") or the property described in (a) and (b) above.

R#0204908.03

      (d) Awards. All awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value of the Property, the Improvements or the property described in (a) above in any eminent domain proceeding and all payments made in respect of a conveyance made in lieu of any such taking.

      (e) Lease Rights and Security Deposits. All of the Debtor's rights and interests in and to all present and future leases of the Property and Improvements or any part thereof and/or all rental income and/or security deposits, whether payable pursuant to any present or future lease of otherwise growing out of any occupancy or use of the Property and the Improvements.

     (f) Accounts Receivable and General intangibles Relating to Debtor. (i) All obligations and indebtedness of every kind at any time owing to the Debtor from whatever source arising, and including (without limitation) all accounts, accounts receivable, tax refunds, refunds, payments or proceeds under any insurance policies, instruments, contract rights, chattel paper, general intangibles and documents, whether secured or unsecured, now existing or hereafter created; (ii) any and all sums and property recovered by the Debtor or any trustee, receiver or fiduciary acting on the Debtor's behalf as a result of or arising from a fraudulent or preferential transfer or payment (as determined under present or future federal or state law or regulations relating to bankruptcy, insolvency or other relief or debtors) made by the Debtor or on the Debtor's behalf; (ii) all of the Debtor's rights as an unpaid seller, including stoppage in transit, replevin, detinue and reclamation; (iv) all customer lists and other documents containing names, addresses and other information regarding the Debtor's customers, subscribers and those to whom the Debtor provides any services, and all supplier lists of the Debtor; (v) all books, records, files, computer tapes, programs, software, discs and other material or documents relating to the recording, billing or analyzing of any of the above; (vi) all now or hereafter existing balances, credits deposits (general or special, time or demand, provisional of final), accounts and all other sums credited by, maintained with or due from the Debtor the Debtor or any of the Debtor's affiliates to the Debtor or subject to withdrawal by the Debtor, together with all goods, inventory, and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto; and (vii) all products and proceeds of any of the foregoing in any form, including cash, insurance proceeds, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements and other documents (all of the foregoing being herein referred to as "Receivables").

     All trade names, symbols, logos, copyrights, patents, patent applications, federal trademark registrations, any trademark applications now or hereafter filed with respect thereto and any federal trademark registrations issued or issuing with respect thereto, and all goodwill associated with the trademarks and patents.

     All goodwill and all other general intangibles of every kind and description now or hereafter owned by the Debtor.

     (g) Motor Vehicles. All motor vehicles and trailers now or hereafter owned by the Debtor.

R#0204908.03

      (h) Proceeds. All proceeds or sums payable in lieu of or as compensation for the loss or damage to any property described in (a) through (g) above.

      (i)   Additions,  Accessions,  Substitutes.   Any  and  all
additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof.

      All of the foregoing personal property is hereinafter individually and collectively referred to as the "Collateral".

      The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct contingent, sole, joint or several, or otherwise and whether due or to become due) of Debtor and the Borrower to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of the Note, and any renewals, extensions and modifications of such Note and any other debts, obligations and liabilities of the Borrower and the Debtor to the Secured Party (all of the foregoing being hereinafter referred to as the "Indebtedness"). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of the Tangible Personal Property constituting a portion of the Collateral ("PMSI Collateral"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the " PMSI Indebtedness"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF DEBTOR.

      Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral
Schedule hereto that:

      (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

      (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "Debt Documents");

      (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debt and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extend that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

R#0204908.03

      (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

      (e) The entry into, and performance by, Debtor of the Debt Documents will not (I) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, except those disclosed in Schedules to the Loan Agreement;

      (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

      (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

      (i) The Collateral constituting Tangible Personal Property and Inventory is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

      (j) Debtor is, and will remain, the sole and lawful owner, and in possession of the Collateral (except for Inventory in transit to dealers for sale and except for Inventory sold in the ordinary course of business), and has the sole right and lawful authority to grant the security interest described in this Agreement; and

      (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk for the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

3.   COLLATERAL.

      (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel

R#0204908.03
paper  or  instrument that constitutes a part of the  Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours. Upon any request from Secured party, Debtor shall provide Secured Party with notice of the then current locations of the Collateral, specifically including the names and addresses of dealers to whom Inventory is sent from time to time.

      (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

      (c) Debtor shall not, without the prior written consent of Secured party, (i) part with possession of any of the Collateral (except to dealers for sale of Inventory, to Secured Party, or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral. Notwithstanding the foregoing, the Debtor may ship Inventory to dealers outside the continental United States for sale, provided payment is made in full prior to shipment or is secured by an irrevocable letter of credit from a domestic bank.

      (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

      (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtors books and records relating to the Collateral at any time during normal business hours. Such reports shall be in such detail, form and scope as the Secured Party shall require. The Secured Party and the Secured Party's agents and representatives may at all times have access to, examine and inspect the Inventory, the Tangible Personal Property, and all records pertaining thereto. The Debtor now keeps and shall continue to keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Debtor's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto. Any equipment and molding designated by the Secured Party shall be tagged so as to disclose the security interest of the Secured Party in such personalty.

      (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property,

R#0204908.03
constituting all or any part of the Collateral. Such substitutions, exchanges and additions may be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of addition obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

      (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall hold the Collateral as the agent, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.   INSURANCE.

      The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies of certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof (unless such insurance coverage is not obtainable). Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payment made as a result of any such insurance policies. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness secured hereby.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

       (b) Debtor agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party and as required in the Loan

R#0204908.03

Agreement. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

      The Debtor shall provide to the Secured Party a schedule of all Receivables, Tangible Personal Property, and Inventory at least once every fiscal quarter, as described in the Loan Agreement. The Debtor shall also notify the Secured Party of any patent and trademark applications filed each fiscal quarter and take such measures as the Secured Party may require to confirm the assignment and to perfect the security interests granted hereby.

      If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall notify them of the Secured Party's security interest therein, and upon the Secured Party's request, instruct them to hold all such Inventory for the Secured Party's account and subject them to the Secured Party's instructions.

     If at any time the Secured Party determines that the Secured Party's security interest in any boat constituting a portion of Inventory is required to be perfected by the filing of a marine vessel mortgage, the Debtor agrees to execute such a vessel mortgage (in form and substance satisfactory to the Secured Party) and cause such mortgage to be filed in appropriate governmental offices so as to perfect the Secured Party's security interests in such vessel.

     (b) Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate to title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

R#0204908.03

      (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

      (d) The Secured Party shall have no duty or care with respect to the Collateral, except that the Secured Party shall exercise reasonable care with respect to Collateral in its custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which it accords its own property, or if it takes such action with respect to the Collateral as the Debtor shall request in writing. No failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall the Secured Party's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in its custody.

7.   EVENTS OF DEFAULT

      Debtor shall de in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

      (a) Either the Borrower or the Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

      (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens and except as elsewhere permitted herein) any of the Collateral;

      (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with
Section 4 of this Agreement.

      (d) Debtor or the Borrower breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

      (e) Any warranty, representation or statement made by Debtor or the Borrower in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

      (f)   Any  of the Collateral being subjected to,  or  being
threatened   with,  attachment,  execution,  levy,   seizure   or
confiscation in any legal proceeding or otherwise;

      (g) The occurrence of an "Event of Default" under the Deed of Trust or the Loan Agreement; or any default by Debtor or the Borrower under any other agreement between Debtor



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or  the  Borrower and Secured Party, specifically including  (but not limited to) the Borrower's Security Agreement, after the passage of any applicable cure period set out in such agreement;

      (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor, the Borrower or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor"), except as permitted in the Loan Agreement, or if Debtor or any Guarantor is a natural person, any death or incompetence of Debtor or such Guarantor;

      (i) The appointment of a receiver for all or any part of the property of Debtor, the Borrower or any Guarantor, or any assignment for the benefit of creditors by Debtor, the Borrower or any Guarantor; or

     (j) The filing of a petition by Debtor, the Borrower or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor, the Borrower or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

8.   REMEDIES ON DEFAULT.

      (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Note, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

      (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law.
Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises,
(iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale,
(iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default, and/or (v) use, without charge or liability to the Secured Party, any of the Debtor's labels, trade names, trademarks, patents, patent applications, licenses, certificates of authority, advertising materials, or any of the Debtor's other properties or interests in properties of similar nature in advertising for sale, selling or otherwise realizing upon any of the Collateral. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable


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

notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

      (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Borrower or Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor and the Borrower (as the case may be) shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Debt Documents to which the Debtor is a party are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision thereof, Debtor agrees to pay all reasonable attorneys' fees incurred by Secured Party at such attorneys' standard hourly rates for time in fact incurred (without regard to any statutory presumption), and further agrees that payment of such fees is secured hereunder. Debtor and Secured Party agree that such fees to the extent not in excess of fifteen percent (15%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

      (e) Secured Party's rights and remedies hereunder or otherwise are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

      (f) Any controversy or claim arising out of or relating to this Master Security Agreement shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One Arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising from any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

9.   INVENTORY AND RECEIVABLES COVENANTS.

      The following are covenants applicable to Inventory and Receivables generally:

      (a) The Secured Party's security interest in the Inventory will continue through all stages of manufacture and will, without further act, attach to raw materials, to goods in process, to finished goods, to all products of the foregoing, to the Receivables (as defined in the Agreement) and all


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other  proceeds  resulting  from the sale  or  other  disposition thereof and to all such Inventory that may be rejected, returned, reclaimed, repossessed or stopped in transit.

      (b) Inventory shall be kept only at the address identified on the first page of this Security Agreement, and shall not be removed therefrom except for purposes of sale and promotion in the regular course of the Debtor's business.

     (c) No Inventory has been or shall be consigned without the Secured Party's prior written consent; no Inventory is or shall ever be stored with a bailee, warehouseman or similar party without the Secured Party's prior written consent, and in such event the Debtor will, concurrently with delivery to such party, cause any such party to issue and deliver to the Secured Party, in form acceptable to the Secured Party, warehouse receipts in the Secured Party's name evidencing the storage of such Inventory.

     (d) Until the occurrence of an Event of Default, the Debtor may, subject to the provisions of this Agreement, sell finished Inventory, but only in the ordinary course of the Debtor's business; however, in no event shall the Debtor make any sale of Inventory which would cause a breach of the Debtor's warranties, representations and covenants under this Agreement. A sale of Inventory in the ordinary course of the Debtor's business does not include a transfer in partial or total satisfaction of a debt owing by the Debtor. The Debtor agrees to report the receipt or creation of all sales or other dispositions of Inventory to the Secured Party. The Debtor hereby agrees to execute and deliver to the Secured Party, in form satisfactory to the Secured Party, a formal assignment or schedule of accounts receivable or other proceeds resulting from the sale or other disposition of Inventory but in the absence of such assignment or schedule this Agreement shall constitute such assignment or schedule and the grant of a security interest therein.

     (e) The Secured Party shall not, under any circumstance, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Receivables or any instrument received in payment thereof or for any damage resulting therefrom. The Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Receivables or other Collateral unless caused by the Secured Party's willful and malicious act, and the Secured Party shall have no duty to take any action to preserve or collect any Receivable or other Collateral.

	(f) The Secured Party may notify customers at any time that Receivables have been assigned to the Secured Party and collect them directly in the Secured Party's own name but, unless and until the Secured Party does so or gives the Debtor other instructions, the Debtor shall, at its cost and expense, collect and otherwise hold for the Secured Party as trustee of an express trust for the Secured Party's benefit all amounts of unpaid Receivables, and, if so requested by the Secured Party, shall not commingle such collections with the Debtor's own funds or use the same for any purpose.

      (g) As to any Receivable forming part of the Collateral, unless the Secured Party otherwise consents in writing: (i) all Receivables are and will be bona fide existing obligations of the customer named therein, for a fixed sum as set forth in the invoice relating thereto, created by the sale and actual delivery of goods or other property or the rendition of services or the furnishing of other good and sufficient consideration to the customer in the regular course of business; (ii) all unpaid balances appearing on the Debtor's books and records and any invoice or statement delivered


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or  to  be  delivered  to  the  Secured  Party  relating  to  any
Receivable  are  and shall be true and correct in  all  respects;
(iii) all shipping or delivery receipts and other documents furnished or to be furnished to the Secured Party in connection therewith are all and will be genuine, complete, correct, valid and enforceable in accordance with the Debtor's terms; and (vi) no Receivable has arisen or shall arise out of a contract or
purchase   order  containing  provisions  prohibiting  assignment
thereof or the creation of a security interest therein and the Debtor has not received and shall not accept any note, or other instrument with respect to any Receivable or in payment thereof which is not assigned and delivered to the Secured Party immediately.

      (h) To facilitate the maintenance of the Secured Party's records, the Debtor shall: (I) hold in trust for the Secured Party's benefit all items constituting proof of shipment or delivery of all goods sold and services rendered together with copies of all of the Debtor's invoices to customers; and (ii)
furnish the Secured Party promptly with copies of such information as the Secured Party may reasonable require. The Debtor's billing of customers on such invoices or otherwise shall be conclusive evidence of the assignment to the Secured Party of the Receivables represented thereby whether or not the Debtor executes any other document. The items to be provided under this paragraph are to be in form satisfactory to the Secured Party and are executed and delivered to the Secured Party from time to time solely for the Secured Party's convenience in maintaining records of the Collateral; the Debtor's failure to give any of such items to the Secured Party shall not affect, terminate, modify or otherwise limit the Secured Party's lien or security interest in the Collateral.

10.  MISCELLANEOUS

      (a) This Agreement, the Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor.

      (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given when given in the manner prescribed by the Deed of Trust.

     (c) Secured party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with agreement of the parties.

     (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

      (e) This Agreement and its Collateral Schedules, the Note and the other loan documents executed on December 31, 1996 and the date hereof constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal, or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both


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parties  hereto.   Section headings contained in  this  Agreement
have been included for convenience only, and shall not affect the construction or interpretation hereof.

      (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasible paid in full to Secured Party. The surrender, upon payment or otherwise, of the Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured party to retain the Collateral for such other Indebtedness as may then exist or (with the consent of the Borrower) as it may be reasonable contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).







































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     IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


                           DEBTOR:

                           FOUNTAIN POWERBOATS, INC.,
                           a North Carolina corporation


ATTEST:

/s/Carol J. Price          By:/s/ R.M. Fountain, Jr.
Assistant Secretary           ___________ President

[CORPORATE SEAL]



                           SECURED PARTY:

                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           a New York corporation


                           By:  __________________________
                              Vice President
























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